     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 2007.

                                                             FILE NO. 333-127379

                                                                     811-3072-03

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 2                                              /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 96                                                            /X/

                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL I

                           (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-3585

              (Depositor's Telephone Number, Including Area Code)

                              JERRY K. SCHEINFELDT
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

            INDIVIDUAL VARIABLE LIFE CONTRACTS -- THE REGISTRANT HAS
           REGISTERED AN INDEFINITE AMOUNT OF SECURITIES PURSUANT TO
         RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 1, 2007 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              , 2006 pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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
                        NOTICE TO EXISTING POLICY OWNERS

This product prospectus will be distributed to prospective purchasers in connection with sales occurring on or after May 1, 2007. However, it will also be distributed to owners who purchase their policy before May 1, 2007.

Prospectuses for policies often undergo certain changes in their terms from year to year to reflect any changes in the policies. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy, the alteration of administrative procedures and changes in the investment options available. Any such change may OR MAY NOT apply to policies issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2007. Therefore, this prospectus may contain information that is inapplicable to your policy. You should consult your policy to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy, the terms of your policy will control.

                                     PART A

HARTFORD QUANTUM II
VARIABLE UNIVERSAL LIFE INSURANCE


FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:
HARTFORD LIFE INSURANCE COMPANY -- HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL I OR
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL I
P.O. BOX 2999
HARTFORD, CT 06104-2999


TELEPHONE: (800)-231-5453


PROSPECTUS DATED: MAY 1, 2007


                                                             [THE HARTFORD LOGO]

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This Prospectus describes information you should know before you purchase
Hartford Quantum II variable universal life insurance policy (the "Policy). This prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company). Refer to your policy to identify which policy you own. Please read it carefully before you purchase your variable universal life insurance policy. Some policy features may not be available in some states.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


The Policy is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life and Annuity Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus as The Company. You agree to make sufficient Premium Payments to us and we agree to pay a death benefit to your beneficiary or pay the other benefits described in this Prospectus. Some policy features may not be available in some states and there may be differences in your Policy from descriptions contained in this Prospectus because of differences in state law. Your actual Policy and any endorsements are the controlling documents.


This Policy is a flexible premium variable universal life insurance policy. It is:

X Flexible because you may increase, decrease or stop your Premium Payments at any time and because you have a variety of riders to choose from.


X Variable because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select including the Fixed Account and the Benefit Account.


You may allocate your Premium Payments after we deduct any applicable charges and premium taxes, which we call your Net Premium Payment, to two parts of your Policy. The first part is the BENEFIT ACCOUNT. This account supports the Policy's Face Amount and policy riders. Premiums allocated to the Benefit Account, in addition to other transactions, are also used to determine if the POLICY PROTECTION BENEFIT is available. This benefit can prevent your Policy from lapsing and is described in this Prospectus and your Policy.

In addition, you may allocate your Premium Payments to the INVESTMENT ACCOUNT. This account is made up of the Fixed Account along with the Sub-Accounts listed below. The following Sub-Accounts are available for investment:

AIM VARIABLE INSURANCE FUNDS

  AIM V.I. Capital Appreciation Fund (Series I)
  AIM V.I. Capital Development Fund (Series I)
  AIM V.I. Mid Cap Core Equity Fund (Series I)
  AIM V.I. Small Cap Equity Fund (Series I)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


  AllianceBernstein VPS International Growth Portfolio (Class B)
  AllianceBernstein VPS International Value Portfolio (Class B)
  AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)


AMERICAN FUNDS INSURANCE SERIES

  American Funds Asset Allocation Fund (Class 2)
  American Funds Blue Chip Income and Growth Fund (Class 2)
  American Funds Bond Fund (Class 2)
  American Funds Global Growth Fund (Class 2)
  American Funds Global Small Capitalization Fund (Class 2)
  American Funds Growth Fund (Class 2)
  American Funds Growth-Income Fund (Class 2)
  American Funds International Fund (Class 2)
  American Funds New World Fund (Class 2)

FIDELITY VARIABLE INSURANCE PRODUCTS

  Fidelity VIP Contrafund Portfolio (Service Class II)
  Fidelity VIP Equity-Income Portfolio (Service Class II)
  Fidelity VIP Mid Cap Portfolio (Service Class II)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


  Franklin Income Securities Fund (Class 2)
  Franklin Small Cap Value Securities Fund (Class 2)
  Mutual Discovery Securities Fund (Class 2)
  Mutual Shares Securities Fund (Class 2)
  Templeton Global Income Securities Fund (Class 2)
  Templeton Growth Securities Fund (Class 2)


HARTFORD SERIES FUND, INC. AND HARTFORD SERIES HLS FUND II, INC. (SERIES II DENOTED BY ASTERISK)


  Hartford Advisers HLS Fund (Class IA)
  Hartford Disciplined Equity HLS Fund (Class IA)
  Hartford Dividend and Growth HLS Fund (Class IA)
  Hartford Growth Opportunities HLS Fund* (Class IA)
  Hartford Index HLS Fund (Class IA)
  Hartford International Opportunities HLS Fund (Class IA)
  Hartford International Small Company HLS Fund (Class IA)
  Hartford Money Market HLS Fund (Class IA)
  Hartford Mortgage Securities HLS Fund (Class IA)
  Hartford Small Company HLS Fund (Class IA)
  Hartford Stock HLS Fund (Class IA)
  Hartford Total Return Bond HLS Fund (Class IA)
  Hartford Value Opportunities HLS Fund* (Class IA)


LORD ABBETT SERIES FUND, INC.

  Lord Abbett America's Value Portfolio (Class VC)
  Lord Abbett Growth and Income Portfolio (Class VC)

MFS VARIABLE INSURANCE TRUST

  MFS Investors Trust Series (Initial Class)
  MFS New Discovery Series (Initial Class)
  MFS Total Return Series (Initial Class)

OPPENHEIMER VARIABLE ACCOUNT FUNDS

  Oppenheimer Capital Appreciation Fund/VA (Service Shares)
  Oppenheimer Global Securities Fund/VA (Service)
  Oppenheimer Main Street Fund/VA (Service)

PUTNAM VARIABLE TRUST

  Putnam VT Capital Opportunities Fund (Class IB)
  Putnam VT Equity Income Fund (Class IB)
  Putnam VT Growth and Income Fund (Class IB)
  Putnam VT High Yield Fund (Class IB)
  Putnam VT Income Fund (Class IB)
  Putnam VT International Equity Fund (Class IB)
  Putnam VT New Opportunities Fund (Class IB)
  Putnam VT Small Cap Value Fund (Class IB)
  Putnam VT Voyager Fund (Class IB)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



  Van Kampen UIF U.S. Mid Cap Value Portfolio (Class II)


VAN KAMPEN LIFE INVESTMENT TRUST

  Van Kampen LIT Comstock Portfolio (Class II)

The Benefit Account, Investment Account, including the Fixed Account and Sub-Accounts, are individually and collectively referred to as "Investment Choices."


This Policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.


This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance Policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

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TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                  4
FEE TABLES                                                                     6
  Hartford Life Insurance Company                                              6
  Harford Life and Annuity Insurance Company                                   9
ABOUT US                                                                      19
  The Insurance Companies                                                     19
  The Separate Accounts                                                       19
THE FIXED ACCOUNT AND THE BENEFIT ACCOUNT                                     19
  The Funds                                                                   19
CHARGES AND DEDUCTIONS                                                        25
GENERAL DESCRIPTION OF THE POLICY                                             31
POLICY LIMITATIONS                                                            32
HOW THE POLICY WORKS                                                          36
DEATH BENEFITS                                                                40
SURRENDERING AND MAKING WITHDRAWALS FROM YOUR POLICY                          42
LOANS                                                                         43
LAPSE AND REINSTATEMENT                                                       44
FEDERAL TAX CONSIDERATIONS                                                    46
LEGAL PROCEEDINGS                                                             50
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        51
ILLUSTRATIONS OF POLICY BENEFITS                                              51
FINANCIAL STATEMENTS                                                          51
GLOSSARY OF SPECIAL TERMS                                                     52
APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT           53
VALUES AND CASH SURRENDER VALUES
WHERE YOU CAN FIND MORE INFORMATION                                           58

4

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.


Please note that this prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company); the material differences in these policies are described throughout this prospectus.


BENEFITS OF YOUR POLICY

DEATH BENEFIT -- Since this is a life insurance policy, the primary reason to purchase it is for the death benefit. While the Policy is in force and when the insured dies, we pay a death benefit to your beneficiary.


POLICY PROTECTION BENEFIT -- If the Policy Protection Test is met, this benefit will prevent the policy from entering default if on any Monthly Activity Date Your Policy value is not sufficient to cover the Monthly Deductions Amount unless indebtedness exceeds cash value. This benefit is commonly referred to as a "secondary no-lapse death benefit guarantee."


FLEXIBILITY -- This Policy is designed to be flexible to help meet your specific life insurance needs. You have the flexibility to choose investment options, and the amount and timing of the Premium Payments you make.

INVESTMENT CHOICES -- You may elect to invest in up to twenty total Investment Choices at any one time. You may choose from a variety of Sub-Accounts, the Fixed Account, and the Benefit Account.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the Policy for cancellation after you receive it. See "General Description of the Policy -- Policy Rights."

LOANS -- You may take a loan on the Policy using the Policy to secure the loan.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the Policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS AND OTHER BENEFITS -- You may select from a variety of riders and other benefits that are available at this time.

RISKS OF YOUR POLICY

THIS IS A BRIEF DISCUSSION OF SOME OF THE RISKS OF YOUR POLICY. EACH RISK IS DISCUSSED IN MORE DETAIL IN THE RELATED SECTION OF THIS PROSPECTUS.

IMPACT OF TRANSACTIONS ON POLICY PROTECTION BENEFIT AND POLICY PROTECTION ACCOUNT -- Policy transactions such as transfers, withdrawals, and loans, from the Benefit Account will have a negative impact on the availability of the Policy Protection Benefit. In addition, since premium payments applied to the Investment Account do not impact the value of the Policy Protection Account, the protection provided by the Policy Protection Benefit may not be available even if substantial premium payments have been applied to the Policy. Therefore, you should work with your registered representative to determine the proper allocation of premium payments between the Investment Account and Benefit Account to meet your objectives.

INVESTMENT PERFORMANCE RISK -- The value of your Policy will fluctuate with the performance of the Sub-Accounts you choose. In your Investment Account, the Sub-Accounts may decline in value, or they may not perform to your expectations. Assets in the Sub-Accounts are not guaranteed. You bear the investment risk of any Account Value in the Sub-Accounts. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The Policy is designed for long term financial planning. You should not purchase the Policy to meet short-term goals or if you will need the Premium Payment in a short time period.


RISK OF LAPSE -- Your Policy could terminate, or "lapse", if the value of the Policy becomes too low to support the Policy's monthly charges and the Policy Protection Benefit is not available or if the policy indebtedness exceeds cash value. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.


WITHDRAWAL LIMITATIONS -- Withdrawals are not allowed in the first policy year. After the first Policy Year, one partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your Policy's Death Benefit, may increase the risk of policy lapse, are subject to a withdrawal charge and may be subject to a surrender charge.

WITHDRAWAL RISKS -- Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and may be subject to a withdrawal charge. In addition, withdrawals from the Benefit Account will adversely impact the availability of the Policy Protection Benefit.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. Transfer charges may apply.


LOANS -- Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on the Policy's Account Value, and will reduce the death proceeds. In addition, loans will adversely impact the availability of the Policy Protection Benefit.

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TAX RISKS -- We anticipate that the Policy should generally be treated as a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear whether such Policies will be treated as life insurance under all circumstances. You should consult with and rely on the advice of your own tax advisor.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding.

TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected tax benefits of purchasing this Policy.

CREDIT RISK -- Any guarantee provided by the Policy or any rider, and the Fixed Account and Benefit Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

RISKS OF INVESTMENT IN THE FUNDS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Each fund has its own goal, investment objective and investment strategies that affect the risks associated in investing in that Fund. There is no assurance that a Fund will achieve their stated goal and/or investment objective and Fund fees and expenses may increase.

6

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FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

This table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, take a withdrawal from the Policy or transfer account value between investment options. Your specific fees and charges are described on the specification page of your Policy.

TRANSACTION FEES


       CHARGE                      WHEN DEDUCTED                                          AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Charge (1)    When you make a Premium Payment where     Maximum Charge
                      all or a portion of it is allocated to    6.25% of each premium payment allocated to the Benefit Account and
                      the Benefit Account and when you          of any value transferred from the Investment Account to the Benefit transfer amounts to the Benefit Account.  Account.
Tax Charge            When you make a Premium Payment           A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and
                                                                4%.This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Benefit Account       If you surrender your policy:             Minimum Charge for 1st year surrender
Surrender Charge      - During the first 19 Policy Years        $7.61 per $1,000 of initial Face Amount for a 18 year-old female
(2)(4)                - Within 19 years of an increase in your  preferred non-nicotine.
                      Face Amount under the Cost of Living      Maximum Charge for 1st year surrender
                      Adjustment Rider, if elected              $37.17 per $1,000 of initial Face Amount for a 65 year-old female standard non-nicotine.
                                                                Charge for a representative insured for 1st year surrender
                                                                $32.57 per $1,000 of initial Face Amount for a 58 year-old male standard non-nicotine.
Investment Account    - If you surrender your policy within 7   7% of the amount surrendered or withdrawn.
Surrender Charge (4)  years of allocating a premium payment to the Investment Account
                      - If you make a withdrawal from the
                      Investment Account within 7 years of
                      allocating a premium payment to the
                      Investment Account
Total Overall         When you make a surrender                 See the Benefit Account Surrender Charge and the Investment Account
Maximum Surrender                                               Surrender Charge sections above.
Charges (both
Benefit Account
Surrender Charges
and Investment
Account Charges) (5)
Administrative        When you request a transfer after the     $25 per transfer.*
Transfer Fee          first requested transfer in any month.
Withdrawal Charge     When you take a withdrawal.               $10 per withdrawal.*
Investment Account    When you request to transfer value from   3% of the amount transferred
Transfer Charge       the Investment Account to the Benefit
                      Account and the transfer is made within
                      5 years of allocating the premium to the
                      Investment Account



*   Not currently being assessed.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the fees and expenses of the underlying mutual funds you may select.


CHARGES OTHER THAN FUND OPERATING EXPENSES



       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (2)                                                     $0.005471 per $1,000 of the net amount at risk.
                                                                Maximum Charge
                                                                $83.333333 per $1,000 of the net amount at risk for a 27-year-old female preferred plus non-nicotine in the first year.
                                                                Charge for a representative insured
                                                                $0.220039 per $1,000 of the net amount at risk for a 58-year-old male standard non-nicotine in the first year.
Mortality and         Monthly.                                  0.1125% (1.35% annually) of the amounts invested in any
Expense Risk Charge                                             Sub-Accounts.
Monthly per $1,000    Monthly.                                  Minimum Charge
Charge (2)                                                      $0.1667 ($2.00 annually) per $1,000 of initial Face Amount for a
                                                                0-year-old male.
                                                                Maximum Charge
                                                                $2.50 ($30.00 annually) per $1,000 of initial Face Amount for a
                                                                85-year-old male smoker.
                                                                Charge for a representative insured
                                                                $0.5388 ($6.47 annually) per $1,000 of initial Face Amount for a
                                                                58-year-old male standard non-nicotine.
Monthly               Monthly.                                  Maximum
Administrative                                                  $10
Charge
Loan Interest Rate    Monthly, if you have taken a loan on      0.42% (5.0% annually) of Loan Indebtedness
(3)                   your Policy.


(1) The maximum premium charge is 6.25% of each Premium Payment in Policy Years 1 through 20 and 4.25% of each Premium Payment in Policy Years 21 or more.


(2) This charge depends on the individual characteristics of the insured (e.g., age, risk class). Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, the Benefit Account Surrender Charge and Cost of Insurance Charge for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.


(3) During Policy Years 1 - 10 the Loan Interest Rate is 5.0% for all Policy Loans. During Policy Years 11 and later the maximum Loan Interest Rate is 3.25% for preferred loans and 4.25% for non preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

(4) The Policy is subject to an overall Maximum Surrender Charge which combines the Benefit Account Surrender Charges and the Investment Account Surrender Charge.

(5) The Total Overall Maximum Surrender Charge is a limit or cap on the actual amount of the surrender charges that can be assessed each year under both the Benefit Account Surrender Charge and the Investment Account Surrender Charge. The Total Overall Maximum Surrender Charge is reduced by surrender charges incurred as a result of surrenders from the Investment Account.

8

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ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED


   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified   Monthly.                                  Minimum Charge
Amount Disability                                               $0.04 per $1 of specified amount for a 20-year-old male in the first
Benefit Rider (1)                                               year.
                                                                Maximum Charge
                                                                $0.199 per $1 of specified amount for a 59-year-old female in the first year.
                                                                Charge for a representative insured
                                                                $0.137 per $1 of specified amount for a 58-year-old male in the first year.
Waiver of Specified   Monthly.                                  Minimum Charge
Amount Disability                                               $0.039 per $1 of specified amount for a 30-year-old male in year 1.
Benefit Rider                                                   Maximum Charge
(available for                                                  $0.107 per $1 of specified amount for a 59-year-old female in year
policies issued                                                 1.
after March 12,                                                 Charge for a representative insured
2007)                                                           $0.088 per $1 of specified amount for a 58-year-old male in year 1.
Accidental Death      Monthly.                                  Minimum Charge
Benefit Rider (1)                                               $0.083 per $1,000 of the net amount at risk for a 10-year-old in the first year.
                                                                Maximum Charge
                                                                $0.18 per $1,000 of the net amount at risk for a 60-year-old in the first year.
                                                                Charge for a representative insured
                                                                $0.172 per $1,000 of the net amount at risk for a 58-year-old in the first year.
Monthly Deduction     Monthly.                                  Minimum Charge
Amount Waiver Rider                                             6.9% of the monthly deduction amount for a 20-year-old male
(1)                                                             preferred non-smoker in the first year.
                                                                Maximum Charge
                                                                33.3% of the monthly deduction amount for a 55-year-old female in the first year.
                                                                Charge for a representative insured
                                                                23% of the monthly deduction amount for a 58-year old male preferred non-smoker in the first year.
Child Rider           Monthly.                                  The fee is $0.50 per $1,000 of Child Rider coverage
Policy Continuation   When you exercise the benefit.            7% of Account Value
Rider



(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

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FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.



TRANSACTION FEES



       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Charge (1)    When you make a premium payment where     Maximum Charge
                      all or a portion of it is allocated to    6.25% of each premium payment allocated to the Benefit Account and
                      the Benefit Account and when you          of any value transferred from the Investment Account to the Benefit transfer amounts to the Benefit Account.  Account.
Tax Charge            When you make a premium payment.          A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Benefit Account       When you surrender your policy:           Minimum Charge for 1st year surrender
Surrender Charge      - During the first 19 Policy Years        $7.61 per $1,000 of the initial Face Amount for an 18-year- old
(2)(3)                - Within 19 years of an increase in your  female.
                      Face Amount under the Cost of Living      Maximum Charge for 1st year surrender
                      Adjustment Rider, if elected.             $37.17 per $1,000 of the initial Face Amount for a 65-year-old female nicotine.
                                                                Charge for representative insured for 1st year surrender
                                                                $28.64 per $1,000 of the initial Face Amount for a 55-year-old male standard non-nicotine.
Investment Account    - If you surrender your policy within 7   7% of the amount surrendered or withdrawn.
Surrender Charge (3)  years of allocating a premium payment to the Investment Account
                      - If you make a withdrawal from the
                      Investment Account within 7 years of
                      allocating a premium payment to the
                      Investment Account
Total Overall         When you make a surrender                 See The Benefit Account Surrender Charge and The Investment Account
Maximum Surrender                                               Surrender Charge sections above.
Charges (both
Benefit Account
Surrender Charges
and Investment
Account Charges) (4)
Administrative        When you make a transfer after the first  $25 per transfer.*
Transfer Fee          transfer in any month.
Withdrawal Charge     When you take a withdrawal.               $10 per withdrawal.
Investment Account    When your request to transfer value from  3% of the amount transferred.
Transfer Charge       the Investment Account to the Benefit
                      Account and the transfer is made within
                      5 years of allocating the premium to the
                      Investment Account.



(1) The maximum premium charge is 6.25% of each Premium Payment in Policy Years 1 through 20 and 4.25% of each Premium Payment in Policy Years 21 or more.



(2) This charge varies based on individual characteristics of the insured (e.g., age, risk class). Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, the Benefit Account Surrender Charge and Cost of Insurance Charge for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.



(3) The Policy is subject to an overall Maximum Surrender Charge which combines the Benefit Account Surrender Charges and the Investment Account Surrender Charge.



(4) The Total Overall Maximum Surrender Charge is a limit or cap on the actual amount of the surrender charge that can be assessed each year under both the Benefit Account Surrender Charge and the Investment Account Surrender Charge. The Total Overall Maximum Surrender Charge is reduced by surrender charges incurred as a result of surrenders from the Investment Account.



*   Not currently being assessed.

10

-------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.



CHARGES OTHER THAN FUND OPERATING EXPENSES



       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.005471 per $1,000 of the net amount at risk for a 27-year-old female preferred plus non-nicotine in 1styear.
                                                                Maximum Charge
                                                                $83.333333 per $1,000 of the net amount at risk.
                                                                Charge for a representative insured
                                                                $0.180200 per $1,000 of the net amount at risk for a 55-year-old male standard non-nicotine in the first year.
Mortality and         Monthly.                                  0.1125% (1.35% annually) of the amounts invested in any
Expense Risk Charge                                             Sub-Accounts.
Monthly Per $1,000    Monthly.                                  Minimum Charge
Charge (1)                                                      $0.1667 ($2.00 annually) per 1,000 of initial Face Amount for a
                                                                0-year-old male.
                                                                Maximum Charge
                                                                $2.50 ($30.00 annually) per $1,000 of initial Face Amount for a
                                                                85-year-old male nicotine.
                                                                Charge for a representative insured
                                                                $0.4583 ($5.50 annually) per $1,000 of initial Face Amount for a
                                                                55-year-old male standard non-nicotine.
Monthly               Monthly.                                  Maximum
Administrative                                                  $10
Charge
Loan Interest Rate    Monthly if you have taken a loan on your  0.42% (5.0% annually) of Loan Indebtedness annually
(2)                   policy.



(1) This charge varies based on individual characteristics of the insured (e.g., age, risk class). Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, the Benefit Account Surrender Charge and Cost of Insurance Charge for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.



(2) During policy years 1 - 10 the Loan Interest Rate is 5.0% for all Policy Loans. During policy years 11 and later the maximum Loan Interest Rate is 3.25% for preferred loans and 4.25% for non-preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

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CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED



   RIDER CHARGES                    WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified   Monthly.                                             Minimum Charge
Amount Disability                                                          $0.04 per $1 of specified amount for a 20-year-old
Benefits Rider (1)                                                         male in the first year.
                                                                           Maximum Charge
                                                                           $0.199 per $1 of specified amount for a 59-year-old
                                                                           female in the first year.
                                                                           Charge for a representative insured
                                                                           $0.088 per $1 of specified amount for a 55-year-old
                                                                           male in the first year.
Waiver of Specified   Monthly.                                             Minimum Charge
Amount Disability                                                          $0.039 per $1 of specified amount for a 30-year-old
Benefit Rider                                                              male in year 1.
(available for                                                             Maximum Charge
policies issued                                                            $0.107 per $1 of specified amount for a 59-year-old
after March 12,                                                            female in year 1.
2007)                                                                      Charge for a representative insured
                                                                           $0.067 per $1 of specified amount for a 55-year-old
                                                                           male in year 1.
Accidental Death      Monthly.                                             Minimum Charge
Benefit Rider (1)                                                          $0.083 per $1,000 of the net amount at risk for a
                                                                           10-year-old in the first year.
                                                                           Maximum Charge
                                                                           $0.18 per $1,000 of the net amount at risk for a
                                                                           60-year-old in the first year.
                                                                           Charge for a representative insured
                                                                           $0.158 per $1,000 of the net amount at risk for a
                                                                           55-year-old in the first year.
Monthly Deduction     Monthly.                                             Minimum Charge
Amount Waiver (1)                                                          6.9% of the monthly deduction amount for a
                                                                           20-year-old male preferred non-nicotine in the
                                                                           first year.
                                                                           Maximum Charge
                                                                           33.3% of the monthly deduction amount for a
                                                                           55-year-old female in the first year.
                                                                           Charge for a representative insured
                                                                           21.8% of the monthly deduction amount for a
                                                                           55-year-old male preferred non-smoker in the first
                                                                           year.
Child Rider           Monthly.                                             The fee is $0.50 per $1,000 of Child Rider
                                                                           coverage.
Accelerated Death     When you exercise the benefit.                       Maximum Charge
Benefit Rider                                                              $300
Policy Continuation   When you exercise the benefit.                       7% of Account Value
Rider



(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

12

-------------------------------------------------------------------------------


                         ANNUAL FUND OPERATING EXPENSES



Each Sub-account purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.



The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2006.



                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
[expenses that are deducted from Fund assets,
including management fees, distribution,
and/or service (12b-1) fees, and other expenses.]                    0.34%              1.48%



                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES



The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2006. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.



                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                     0.61%                N/A              0.30%              0.00%
 AIM V.I. Capital Development Fund --
  Series I                                     0.75%                N/A              0.34%              0.01%
 AIM V.I. Core Equity Fund -- Series I         0.61%                N/A              0.28%              0.02%
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                     0.72%                N/A              0.32%              0.02%
 AIM V.I. Small Cap Equity Fund --
  Series I                                     0.75%                N/A              0.53%              0.01%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B*                 0.75%              0.25%              0.48%                N/A
 AllianceBernstein VPS International
  Value Portfolio -- Class B*                  0.75%              0.25%              0.10%                N/A
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B*                  0.75%              0.25%              0.11%                N/A
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2*                                  0.32%              0.25%              0.01%                N/A
 American Funds Blue Chip Income and
  Growth Fund -- Class 2*                      0.42%              0.25%              0.01%                N/A
 American Funds Bond Fund -- Class 2*          0.41%              0.25%              0.01%                N/A
 American Funds Global Growth Fund --
  Class 2*                                     0.55%              0.25%              0.03%                N/A

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                     0.91%                 N/A               0.91%  (1)
 AIM V.I. Capital Development Fund --
  Series I                                     1.10%               0.01%               1.09%  (2)
 AIM V.I. Core Equity Fund -- Series I         0.91%                 N/A               0.91%  (3)
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                     1.06%                 N/A               1.06%  (4)
 AIM V.I. Small Cap Equity Fund --
  Series I                                     1.29%               0.13%               1.16%  (5)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B*                 1.48%                 N/A               1.48%
 AllianceBernstein VPS International
  Value Portfolio -- Class B*                  1.10%                 N/A               1.10%
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B*                  1.11%                 N/A               1.11%
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2*                                  0.58%                 N/A               0.58%  (6)
 American Funds Blue Chip Income and
  Growth Fund -- Class 2*                      0.68%                 N/A               0.68%  (6)
 American Funds Bond Fund -- Class 2*          0.67%                 N/A               0.67%  (6)
 American Funds Global Growth Fund --
  Class 2*                                     0.83%                 N/A               0.83%  (6)

-------------------------------------------------------------------------------


                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
 American Funds Global Small
  Capitalization Fund -- Class 2*              0.72%              0.25%              0.05%                N/A
 American Funds Growth Fund -- Class
  2*                                           0.32%              0.25%              0.02%                N/A
 American Funds Growth-Income Fund --
  Class 2*                                     0.27%              0.25%              0.01%                N/A
 American Funds International Fund --
  Class 2*                                     0.50%              0.25%              0.04%                N/A
 American Funds New World Fund --
  Class 2*                                     0.81%              0.25%              0.07%                N/A
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2*                          0.57%              0.25%              0.09%                N/A
 Fidelity VIP Equity-Income Portfolio
  -- Initial Class                             0.47%                N/A              0.10%                N/A
 Fidelity VIP Equity-Income Portfolio
  -- Service Class 2*                          0.47%              0.25%              0.10%                N/A
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2*                             0.57%              0.25%              0.11%                N/A
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2*                                     0.46%              0.25%              0.01%                N/A
 Franklin Small Cap Value Securities
  Fund -- Class 2*                             0.51%              0.25%              0.20%                N/A
 Mutual Discovery Securities Fund --
  Class 2*                                     0.80%              0.25%              0.23%                N/A
 Mutual Shares Securities Fund --
  Class 2*                                     0.60%              0.25%              0.21%                N/A
 Templeton Global Income Securities
  Fund -- Class 2*                             0.56%              0.25%              0.16%                N/A
 Templeton Growth Securities Fund --
  Class 2*                                     0.74%              0.25%              0.04%                N/A
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund -- Class IA                             0.61%                N/A              0.04%                N/A
 Hartford Value Opportunities HLS Fund
  -- Class IA                                  0.62%                N/A              0.02%                N/A
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                           0.60%                N/A              0.04%                N/A
 Hartford Capital Appreciation HLS
  Fund -- Class IA                             0.63%                N/A              0.04%                N/A
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                  0.68%                N/A              0.04%                N/A
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                  0.64%                N/A              0.03%                N/A

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
 American Funds Global Small
  Capitalization Fund -- Class 2*              1.02%                 N/A               1.02%  (6)
 American Funds Growth Fund -- Class
  2*                                           0.59%                 N/A               0.59%  (6)
 American Funds Growth-Income Fund --
  Class 2*                                     0.53%                 N/A               0.53%  (6)
 American Funds International Fund --
  Class 2*                                     0.79%                 N/A               0.79%  (6)
 American Funds New World Fund --
  Class 2*                                     1.13%               0.00%               1.13%  (6)
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2*                          0.91%                 N/A               0.91%  (8)
 Fidelity VIP Equity-Income Portfolio
  -- Initial Class                             0.57%                 N/A               0.57%  (7)
 Fidelity VIP Equity-Income Portfolio
  -- Service Class 2*                          0.82%                 N/A               0.82%  (8)
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2*                             0.93%                 N/A               0.93%  (8)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2*                                     0.72%                 N/A               0.72%  (9)
 Franklin Small Cap Value Securities
  Fund -- Class 2*                             0.96%                 N/A               0.96%  (10)
 Mutual Discovery Securities Fund --
  Class 2*                                     1.28%                 N/A               1.28%
 Mutual Shares Securities Fund --
  Class 2*                                     1.06%                 N/A               1.06%
 Templeton Global Income Securities
  Fund -- Class 2*                             0.97%                 N/A               0.97%  (11)
 Templeton Growth Securities Fund --
  Class 2*                                     1.03%                 N/A               1.03%  (12)
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund -- Class IA                             0.65%                 N/A               0.65%
 Hartford Value Opportunities HLS Fund
  -- Class IA                                  0.64%                 N/A               0.64%
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                           0.64%                 N/A               0.64%
 Hartford Capital Appreciation HLS
  Fund -- Class IA                             0.67%                 N/A               0.67%
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                  0.72%                 N/A               0.72%
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                  0.67%                 N/A               0.67%

14

-------------------------------------------------------------------------------


                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
 Hartford Index HLS Fund -- Class IA           0.30%                N/A              0.04%                N/A
 Hartford International Opportunities
  HLS Fund -- Class IA                         0.67%                N/A              0.08%                N/A
 Hartford International Small Company
  HLS Fund -- Class IA                         0.84%                N/A              0.09%                N/A
 Hartford Money Market HLS Fund --
  Class IA                                     0.45%                N/A              0.03%                N/A
 Hartford Mortgage Securities HLS Fund
  --Class IA                                   0.45%                N/A              0.04%                N/A
 Hartford Small Company HLS Fund --
  Class IA                                     0.68%                N/A              0.04%                N/A
 Hartford Stock HLS Fund -- Class IA           0.46%                N/A              0.03%                N/A
 Hartford Total Return Bond HLS Fund
  -- Class IA                                  0.46%                N/A              0.04%                N/A
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value Portfolio
  -- Class VC                                  0.75%                N/A              0.52%                N/A
 Lord Abbett Growth and Income
  Portfolio -- Class VC                        0.48%                N/A              0.39%                N/A
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                                0.75%                N/A              0.11%                N/A
 MFS(R) New Discovery Series --
  Initial Class                                0.90%                N/A              0.13%                N/A
 MFS(R) Total Return Series -- Initial
  Class                                        0.75%                N/A              0.10%                N/A
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA -- Service Shares*                   0.64%              0.25%              0.03%                N/A
 Oppenheimer Global Securities Fund/VA
  -- Service Shares*                           0.62%              0.25%              0.04%                N/A
 Oppenheimer Main Street Fund(R)/VA --
  Service Shares*                              0.64%              0.25%              0.02%                N/A
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities Fund
  -- Class IB*                                 0.65%              0.25%              0.42%                N/A
 Putnam VT Equity Income Fund -- Class
  IB*                                          0.65%              0.25%              0.15%                N/A
 Putnam VT Global Equity Fund -- Class
  IB*                                          0.78%              0.25%              0.17%                N/A
 Putnam VT Growth and Income Fund --
  Class IB*                                    0.49%              0.25%              0.06%                N/A
 Putnam VT High Yield Fund -- Class
  IB*                                          0.68%              0.25%              0.12%              0.01%

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
 Hartford Index HLS Fund -- Class IA           0.34%                 N/A               0.34%
 Hartford International Opportunities
  HLS Fund -- Class IA                         0.75%                 N/A               0.75%
 Hartford International Small Company
  HLS Fund -- Class IA                         0.93%                 N/A               0.93%
 Hartford Money Market HLS Fund --
  Class IA                                     0.48%                 N/A               0.48%  (13)
 Hartford Mortgage Securities HLS Fund
  --Class IA                                   0.49%                 N/A               0.49%
 Hartford Small Company HLS Fund --
  Class IA                                     0.72%                 N/A               0.72%
 Hartford Stock HLS Fund -- Class IA           0.49%                 N/A               0.49%
 Hartford Total Return Bond HLS Fund
  -- Class IA                                  0.50%                 N/A               0.50%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value Portfolio
  -- Class VC                                  1.27%               0.12%               1.15%  (14)
 Lord Abbett Growth and Income
  Portfolio -- Class VC                        0.87%                 N/A               0.87%  (14)
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                                0.86%                 N/A               0.86%  (15)
 MFS(R) New Discovery Series --
  Initial Class                                1.03%                 N/A               1.03%  (15)
 MFS(R) Total Return Series -- Initial
  Class                                        0.85%               0.02%               0.83%  (16)
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA -- Service Shares*                   0.92%                 N/A               0.92%  (17)
 Oppenheimer Global Securities Fund/VA
  -- Service Shares*                           0.91%                 N/A               0.91%  (18)
 Oppenheimer Main Street Fund(R)/VA --
  Service Shares*                              0.91%                 N/A               0.91%  (19)
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities Fund
  -- Class IB*                                 1.32%                 N/A               1.32%
 Putnam VT Equity Income Fund -- Class
  IB*                                          1.05%                 N/A               1.05%
 Putnam VT Global Equity Fund -- Class
  IB*                                          1.20%                 N/A               1.20%
 Putnam VT Growth and Income Fund --
  Class IB*                                    0.80%                 N/A               0.80%
 Putnam VT High Yield Fund -- Class
  IB*                                          1.06%                 N/A               1.06%

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
                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
 Putnam VT Income Fund -- Class IB*            0.61%              0.25%              0.12%              0.03%
 Putnam VT International Equity Fund
  -- Class IB*                                 0.74%              0.25%              0.19%                N/A
 Putnam VT New Opportunities Fund --
  Class IB*                                    0.62%              0.25%              0.09%                N/A
 Putnam VT Small Cap Value Fund --
  Class IB*                                    0.76%              0.25%              0.09%                N/A
 Putnam VT Voyager Fund -- Class IB*           0.59%              0.25%              0.07%                N/A
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio -- Class II*                       0.72%              0.35%              0.29%                N/A
 Van Kampen Life Investment Trust
 Van Kampen LIT Comstock Portfolio --
  Class II*                                    0.56%              0.25%              0.03%                N/A

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
 Putnam VT Income Fund -- Class IB*            1.01%                 N/A               1.01%
 Putnam VT International Equity Fund
  -- Class IB*                                 1.18%                 N/A               1.18%
 Putnam VT New Opportunities Fund --
  Class IB*                                    0.96%                 N/A               0.96%
 Putnam VT Small Cap Value Fund --
  Class IB*                                    1.10%                 N/A               1.10%
 Putnam VT Voyager Fund -- Class IB*           0.91%                 N/A               0.91%
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio -- Class II*                       1.36%                 N/A               1.36%  (20)
 Van Kampen Life Investment Trust
 Van Kampen LIT Comstock Portfolio --
  Class II*                                    0.84%                 N/A               0.84%



* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).



NOTES



(1) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.



     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.



(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.



     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses.

16

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     These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.



     Through April 30, 2008, the Fund's adviser has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).



(3) The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.



(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.



     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.



(5) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.



     Through April 30, 2008, the Fund's adviser has contractually agreed to waive a portion of its fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).



     As a result of the reorganization which will occur on or about May 1, 2007, the Fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization. The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

-------------------------------------------------------------------------------


(6) The Fund's investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the Funds' board, but it is expected to continue at this level until further review. The Fund's investment adviser and board intend to review the waiver as circumstances warrant. Expense ratios shown above do not reflect any waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Funds' prospectus and annual report.



(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity VIP Asset Manager Portfolio -- Initial Class: 0.63%; Fidelity VIP Contrafund(R) Portfolio -- Initial Class: 0.65%; Fidelity VIP Equity Income Portfolio --Initial Class: 0.56%; Fidelity VIP Growth Portfolio -- Initial
     Class: 0.67%; and Fidelity VIP Overseas Portfolio -- Initial Class: 0.81%. These offsets may be discontinued at any time.



(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity VIP Contrafund(R) Portfolio -- Service Class 2: 0.90%; Fidelity VIP Equity Income Portfolio -- Service Class 2: 0.81%; and Fidelity VIP Mid Cap Portfolio -- Service Class 2: 0.91%. These offsets may be discontinued at any time.



(9)  The Fund administration fee is paid indirectly through the management fee.



(10) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.



(11) The Fund administration fee is paid indirectly through the management fee.



(12) The Fund administration fee is paid indirectly through the management fee.



(13) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and assuming "Other Expenses" remain as set forth in the table above, the annual operating expenses you may pay if you buy and hold Class IA shares of the Fund are 0.43%.



(14) For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fee) did not exceed an annual rate of 0.40% of average daily net assets. A similar agreement is in place through April 30, 2008.



(15) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



(16) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



     The fund's management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund's Board of Trustees.



(17) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. The undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.



     The manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the manager waived $5,287 for IMMF management fees. There was no change to "Other Expenses" and "Total Annual Fund Operating Expenses."



(18) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. The undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

18

-------------------------------------------------------------------------------


     The manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the manager waived $13,271 for IMMF management fees. There was no change to "Other Expenses" and "Total Annual Fund Operating Expenses."



(19) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. The undertaking may be amended or withdrawn at any time for all classes. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.



     The manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the manager waived $2,785 for IMMF management fees. There was no change to "Other Expenses" and "Total Annual Fund Operating Expenses."



(20) This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements, or the Distributor's voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.15%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See "Distribution Plan" in the Fund's prospectus.



     In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from total annual operating expenses. If these expenses were included, the Portfolio's total annual operating expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown in the preceding paragraph of this note.



     For the fiscal year ended December 31, 2005, after giving effect to the Adviser's voluntary advisory fee waiver and/or expense reimbursement and the Distributor's voluntary 12b-1 fee waiver, the total annual operating expenses incurred by investors were 1.11%.



     Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

-------------------------------------------------------------------------------

ABOUT US


Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.



THE INSURANCE COMPANIES



HARTFORD LIFE INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



THE SEPARATE ACCOUNTS



HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL I -- established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL I -- established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.


THE FIXED ACCOUNT AND THE BENEFIT ACCOUNT

You may allocate some or all of your Net Premium Payments or transfer Account Values to the Fixed Account available in the Investment Account or to the Benefit Account.

IMPORTANT INFORMATION YOU SHOULD KNOW -- This portion of the prospectus relating to the Fixed Account and the Benefit Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account and the Benefit Account are not registered as an investment company under the 1940 Act. The Fixed Account and the Benefit Account or any of their interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Account or the Benefit Account. The following disclosure about the Fixed Account and the Benefit Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

Premium Payments allocated and Policy Values transferred to the Fixed Account or the Benefit Account become a part of Hartford's General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. These assets are subject to the creditors of Hartford.

We guarantee that we will credit interest at a rate of not less than 3% per year compounded annually, to amounts you allocate to the Fixed Account and Benefit Account. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Account and the Benefit Account interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, surrenders or transfers from the Fixed Account and Benefit Account on a "first-in first-out" basis.

IMPORTANT -- Any interest credited to amounts you allocate to the Fixed Account or the Benefit Account in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Account or the Benefit Account may not exceed the minimum guarantee of 3% for any given year.

THE FUNDS

The Sub-Accounts purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These underlying Funds which we call the Funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the Funds. Since each Fund has different investment objectives,

20

-------------------------------------------------------------------------------

each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and other policy charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Account Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Account Value may decrease in value.

The Funds may not be available in all states.


Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.



FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(FORMERLY AIM VARIABLE INSURANCE
FUNDS, INC.)
 AIM V.I. CAPITAL APPRECIATION FUND  Growth of capital                    A I M Advisors, Inc.
  -- SERIES I
 AIM V.I. CAPITAL DEVELOPMENT FUND   Long-term growth of capital          A I M Advisors, Inc.
  -- SERIES I
 AIM V.I. CORE EQUITY FUND --        Growth of capital                    A I M Advisors, Inc.
  SERIES I (Closed to all premium
  payments and transfers of account
  value for all policies issued on
  or after May 1, 2006. Fund will
  remain available for investment
  for policies issued April 30,
  2006 and before.)
 AIM V.I. MID CAP CORE EQUITY FUND   Long-term growth of capital          A I M Advisors, Inc.
  -- SERIES I
 AIM V.I. SMALL CAP EQUITY FUND --   Long-term growth of capital          A I M Advisors, Inc.
  SERIES I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 ALLIANCEBERNSTEIN VPS               Long-term growth of capital          AllianceBernstein L.P.
  INTERNATIONAL GROWTH PORTFOLIO --
  CLASS B
 ALLIANCEBERNSTEIN VPS               Long-term growth of capital          AllianceBernstein L.P.
  INTERNATIONAL VALUE PORTFOLIO --
  CLASS B
 ALLIANCEBERNSTEIN VPS SMALL/MID     Long-term growth of capital          AllianceBernstein L.P.
  CAP VALUE PORTFOLIO -- CLASS B
AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS ASSET ALLOCATION     High total return, including income  Capital Research and Management
  FUND -- CLASS 2                    and capital gains, consistent with   Company
                                     the preservation of capital over
                                     the long term.
 AMERICAN FUNDS BLUE CHIP INCOME     Produce income exceeding the         Capital Research and Management
  AND GROWTH FUND -- CLASS 2         average yield on U.S. stocks         Company
                                     generally (as represented by the
                                     average yield on the Standard &
                                     Poor's 500 Composite Index) and to
                                     provide an opportunity for growth
                                     of principal consistent with sound
                                     common stock investing.
 AMERICAN FUNDS BOND FUND -- CLASS   High level of current income as is   Capital Research and Management
  2                                  consistent with the preservation of  Company
                                     capital.

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
FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS GLOBAL GROWTH FUND   Seeks to make your investment grow   Capital Research and Management
  -- CLASS 2                         over time by investing primarily in  Company
                                     common stocks of companies located
                                     around the world.
 AMERICAN FUNDS GLOBAL SMALL         Seeks to make your investment grow   Capital Research and Management
  CAPITALIZATION FUND -- CLASS 2     over time by investing primarily in  Company
                                     stocks of smaller companies located
                                     around the world.
 AMERICAN FUNDS GROWTH FUND --       Seeks to make your investment grow   Capital Research and Management
  CLASS 2                            by investing primarily in common     Company
                                     stocks of companies that appear to
                                     offer superior opportunities for
                                     growth of capital.
 AMERICAN FUNDS GROWTH-INCOME FUND   Seeks to make your investment grow   Capital Research and Management
  -- CLASS 2                         and provide you with income over     Company
                                     time by investing primarily in
                                     common stocks or other securities
                                     that demonstrate the potential for
                                     appreciation and/or dividends.
 AMERICAN FUNDS INTERNATIONAL FUND   Seeks to make your investment grow   Capital Research and Management
  -- CLASS 2                         over time by investing primarily in  Company
                                     common stocks of companies located
                                     outside the United States.
 AMERICAN FUNDS NEW WORLD FUND --    Long-term capital appreciation       Capital Research and Management
  CLASS 2                                                                 Company
FIDELITY VARIABLE INSURANCE
PRODUCTS FUNDS
 FIDELITY VIP CONTRAFUND(R)          Long-term capital appreciation       Fidelity Management & Research
  PORTFOLIO -- SERVICE CLASS 2                                            Company
 FIDELITY VIP EQUITY-INCOME          Reasonable income. Fund will also    Fidelity Management & Research
  PORTFOLIO -- INITIAL CLASS         consider potential for capital       Company
  (Policies issued prior to October  appreciation.
  3, 2005, will receive Initial
  Class shares).
 FIDELITY VIP EQUITY-INCOME          Reasonable income. Fund will also    Fidelity Management & Research
  PORTFOLIO -- SERVICE CLASS 2       consider potential for capital       Company
                                     appreciation.
 FIDELITY VIP MID CAP PORTFOLIO --   Long-term growth of capital          Fidelity Management & Research
  SERVICE CLASS 2                                                         Company
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
 FRANKLIN INCOME SECURITIES FUND --  Maximize income while maintaining    Franklin Advisers, Inc.
  CLASS 2                            prospects for capital appreciation
 FRANKLIN SMALL CAP VALUE                                                 Franklin Advisory Services, LLC
  SECURITIES FUND -- CLASS 2
 MUTUAL DISCOVERY SECURITIES FUND    Capital appreciation                 Franklin Mutual Advisers, LLC
  -- CLASS 2                                                              Sub-advised by Franklin Templeton
                                                                          Investment Management Limited
 MUTUAL SHARES SECURITIES FUND --    Capital appreciation, with income    Franklin Mutual Advisers, LLC
  CLASS 2                            as a secondary goal

22

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
FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 TEMPLETON GLOBAL INCOME SECURITIES  Seeks high current income,           Templeton Global Advisors Limited
  FUND -- CLASS 2                    consistent with preservation of      Sub-advised by Templeton Asset
                                     capital, with capital appreciation   Management Ltd.
                                     as a secondary consideration. The
                                     Fund normally invests mainly in
                                     debt securities of governments and
                                     their political subdivisions and
                                     agencies, supranational
                                     organizations and companies located
                                     anywhere in the world, including
                                     emerging markets.
 TEMPLETON GROWTH SECURITIES FUND    Long-term capital growth             Templeton Global Advisors Limited
  -- CLASS 2                                                              Sub-advised by Templeton Asset
                                                                          Management Ltd.
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS   Capital appreciation                 HL Investment Advisors, LLC
  FUND -- CLASS IA                                                        Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD VALUE OPPORTUNITIES HLS    Capital appreciation                 HL Investment Advisors, LLC
  FUND -- CLASS IA                                                        Sub-advised by Wellington
                                                                          Management Company, LLP
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND --       Maximum long-term total return       HL Investment Advisors, LLC
  CLASS IA                                                                Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS   Growth of capital                    HL Investment Advisors, LLC
  FUND -- CLASS IA (Closed to all                                         Sub-advised by Wellington
  premium payments and transfers of                                       Management Company, LLP
  account value for all policies
  issued on or after May 2, 2005.
  Fund will remain available for
  investment for policies issued
  May 1, 2005 and before.)
 HARTFORD DISCIPLINED EQUITY HLS     Growth of capital                    HL Investment Advisors, LLC
  FUND -- CLASS IA                                                        Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS    High level of current income         HL Investment Advisors, LLC
  FUND -- CLASS IA                   consistent with growth of capital    Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD INDEX HLS FUND -- CLASS    Seeks to provide investment results  HL Investment Advisors, LLC
  IA                                 which approximate the price and      Sub-advised by Hartford Investment
                                     yield performance of publicly        Management Company
                                     traded common stocks in the
                                     aggregate
 HARTFORD INTERNATIONAL              Long-term growth of capital          HL Investment Advisors, LLC
  OPPORTUNITIES HLS FUND -- CLASS                                         Sub-advised by Wellington
  IA                                                                      Management Company, LLP
 HARTFORD INTERNATIONAL SMALL        Capital appreciation                 HL Investment Advisors, LLC
  COMPANY HLS FUND -- CLASS IA                                            Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD MONEY MARKET HLS FUND --   Maximum current income consistent    HL Investment Advisors, LLC
  CLASS IA                           with liquidity and preservation of   Sub-advised by Hartford Investment
                                     capital                              Management Company
 HARTFORD MORTGAGE SECURITIES HLS    Maximum current income consistent    HL Investment Advisors, LLC
  FUND -- CLASS IA                   with safety of principal and         Sub-advised by Hartford Investment
                                     maintenance of liquidity by          Management Company
                                     investing primarily in mortgage
                                     related securities


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                                                                          23

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
FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 HARTFORD SMALL COMPANY HLS FUND --  Growth of capital                    HL Investment Advisors, LLC
  CLASS IA                                                                Sub-advised by Wellington
                                                                          Management Company, LLP and
                                                                          Hartford Investment Management
                                                                          Company
 HARTFORD STOCK HLS FUND -- CLASS    Long-term growth of capital          HL Investment Advisors, LLC
  IA                                                                      Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD TOTAL RETURN BOND HLS      Competitive total return, with       HL Investment Advisors, LLC
  FUND -- CLASS IA                   income as a secondary objective      Sub-advised by Hartford Investment
                                                                          Management Company
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE         Current income and capital           Lord, Abbett & Co. LLC
  PORTFOLIO -- CLASS VC              appreciation
 LORD ABBETT GROWTH AND INCOME       Long-term growth of capital and      Lord, Abbett & Co. LLC
  PORTFOLIO -- CLASS VC              income without excessive
                                     fluctuations in market value
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) INVESTORS TRUST SERIES --    Capital appreciation                 MFS Investment Management(R)
  INITIAL CLASS
 MFS(R) NEW DISCOVERY SERIES --      Capital appreciation                 MFS Investment Management(R)
  INITIAL CLASS
 MFS(R) TOTAL RETURN SERIES --       Total return                         MFS Investment Management(R)
  INITIAL CLASS
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 OPPENHEIMER CAPITAL APPRECIATION    Seeks to achieve capital             OppenheimerFunds, Inc.
  FUND/VA -- SERVICE SHARES          appreciation by investing in
                                     securities of well-known
                                     established companies.
 OPPENHEIMER GLOBAL SECURITIES       Seeks long-term capital              OppenheimerFunds, Inc.
  FUND/VA -- SERVICE SHARES          appreciation by investing a
                                     substantial portion of its assets
                                     in securities of foreign issuers,
                                     "growth-type" companies, cyclical
                                     industries and special situations
                                     which are considered to have
                                     appreciation possibilities, but
                                     which may be considered to be
                                     speculative.
 OPPENHEIMER MAIN STREET FUND(R)/VA  Seeks a high total return (which     OppenheimerFunds, Inc.
  -- SERVICE SHARES                  includes growth in the value of its
                                     shares as well as current income)
                                     from equity and debt securities.
                                     From time to time the Fund may
                                     focus on small to medium
                                     capitalization common stocks, bonds
                                     and convertible securities.
PUTNAM VARIABLE TRUST
 PUTNAM VT CAPITAL OPPORTUNITIES     Long-term growth of capital          Putnam Investment Management, LLC
  FUND -- CLASS IB
 PUTNAM VT EQUITY INCOME FUND --     Capital growth and current income    Putnam Investment Management, LLC
  CLASS IB
 PUTNAM VT GLOBAL EQUITY FUND --     Capital appreciation                 Putnam Investment Management, LLC
  CLASS IB (Closed to all premium
  payments and transfers of account
  value for all policies issued on
  or after May 1, 2006. Fund will
  remain available for investment
  for policies issued April 30,
  2006 and before.)

24

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
FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 PUTNAM VT GROWTH AND INCOME FUND    Capital growth and current income    Putnam Investment Management, LLC
  -- CLASS IB
 PUTNAM VT HIGH YIELD FUND -- CLASS  High current income. Capital growth  Putnam Investment Management, LLC
  IB                                 is a secondary goal when consistent  Sub-advised by Putnam Investments
                                     with achieving high current income   Limited
 PUTNAM VT INCOME FUND -- CLASS IB   High current income consistent with  Putnam Investment Management, LLC what Putnam Management believes to
                                     be prudent risk
 PUTNAM VT INTERNATIONAL EQUITY      Capital appreciation                 Putnam Investment Management, LLC
  FUND -- CLASS IB                                                        Sub-advised by Putnam Investments
                                                                          Limited
 PUTNAM VT NEW OPPORTUNITIES FUND    Long-term capital appreciation       Putnam Investment Management, LLC
  -- CLASS IB
 PUTNAM VT SMALL CAP VALUE FUND --   Capital appreciation                 Putnam Investment Management, LLC
  CLASS IB
 PUTNAM VT VOYAGER FUND -- CLASS IB  Capital appreciation                 Putnam Investment Management, LLC
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 VAN KAMPEN -- UIF U.S. MID CAP      Above-average total return over a    Morgan Stanley Investment
  VALUE PORTFOLIO -- CLASS II        market cycle of three to five years  Management Inc.
                                     by investing primarily in common
                                     stocks and other equity securities.
VAN KAMPEN LIFE INVESTMENT TRUST
 VAN KAMPEN LIT COMSTOCK PORTFOLIO   Capital growth and income through    Van Kampen Asset Management
  -- CLASS II                        investments in equity securities,
                                     including common stocks, preferred
                                     stocks and securities convertible
                                     into common and preferred stocks.


INFORMATION RELATING TO THE FUNDS

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.


VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other Policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.



SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

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We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.



In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.



FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.



The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.



As of December 31, 2006, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & AllianceBernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distributors, Inc. & Morgan Stanley Select Dimensions Investment Series, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.



We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, are paid, among other things, to provide administrative, processing, accounting and shareholder services for the HLS Funds.



Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2006, revenue sharing and Rule 12b-1 fees did not exceed $2,757,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

We may make certain changes to the Sub-Accounts offered through this Policy. We may, in our sole discretion, establish new Sub-Accounts and may make these new Sub-Accounts available to existing Policy Owners. We may also close one or more Sub-Account to additional Net Premium Payments or transfers of Account Value.

CHARGES AND DEDUCTIONS

We deduct charges for your Policy either from your Premium Payment each time you make a Premium Payment, on a monthly basis from your Account Value, when you choose to Surrender the Policy or under certain circumstances when you make withdrawals or transfers from or within your Policy. All the charges deducted by Hartford are designed to cover the costs of offering the Policy's benefits and the costs of distributing, issuing and administering the Policy, including a reasonable profit for Hartford. If these charges do not cover our expenses, we make up the difference. If these charges are more than our actual expenses, we keep the difference.

26

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Your Account Value decreases due to the deduction of Policy charges.

       CHARGE                      DEDUCTED FROM                                           DEDUCTED WHEN
------------------------------------------------------------------------------------------------------------------------------------
Premium Charge        Premium Payments allocated to the         When Premium Payments or transfers to the Benefit Account are made
                      Benefit Account and values transferred
                      from the Investment Account to the
                      Benefit Account
Premium Tax           Premium Payments                          When Premium Payments are made
Benefit Account Cost  Benefit Account                           Monthly, as part of the Benefit Account Monthly Deduction Amount of Insurance
Investment Account    Investment Account                        Monthly, as part of the Investment Account Monthly Deduction Account
Cost of Insurance
Monthly               The Benefit Account                       Monthly, as part of the Benefit Account Monthly Deduction Amount
Administrative
Charge
Monthly Per $1,000    Benefit Account                           Monthly, as part of the Benefit Account Monthly Deduction Amount
Charge
Mortality and         Investment Account                        Monthly, as part of the Investment Account Monthly Deduction Amount
Expense Risk Charge
Benefit Account       Benefit Account                           When the Policy is surrendered
Surrender Charges
Withdrawal Charge*    The amount withdrawn                      When withdrawals are taken
Investment Account    Investment Account                        When the Policy is surrendered or an amount is withdrawn from the
Surrender Charges                                               Investment Account
Administrative        Pro Rata from Account Value               With each requested transfer after the first in each month
Transfer Fee*
Investment Account    The amount transferred                    When you request to transfer value from the Investment Account to
Transfer Charge                                                 the Benefit Account

*   Currently not being deducted by Hartford.

DEDUCTIONS FROM PREMIUM

Before your Premium Payment is allocated to the Sub-Accounts, Fixed Account, or the Benefit Account, we deduct a percentage for a premium charge and tax charges.


HARTFORD LIFE INSURANCE COMPANY POLICIES -- The maximum premium charge is 6.25% of Premium Payments in Policy Years 1 through 20 and 4.25% thereafter. The current premium charge is 6.25% of Premium Payments in the first Policy Year and 2.25% thereafter. The premium charge is used to cover expenses related to the sale and distribution of the policies. Premiums allocated to the Investment Account are not assessed a premium charge.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- The maximum premium charge is 6.25% of Premium Payments in Policy Years 1 through 20 and 4.25% thereafter. The current premium charge is 6.25% of Premium Payments in the first Policy Year and 2.25% thereafter. The Premium Charge is used to cover expenses related to the sale and distribution of the policies. Premiums allocated to the Investment Account are not assessed a premium charge.


The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of these charges generally is between 0% and 4% of Premium Payments.

DEDUCTIONS FROM ACCOUNT VALUE


On each policy date, we will deduct an amount from your Account Value to pay for administration and the benefits provided by your Policy. This amount is called the Monthly Deduction Amount. The day we deduct these charges is called the Monthly Deduction Date. The Monthly Deduction Amount is made up of the following charges:


1. COST OF INSURANCE.

The charge for the cost of insurance is a formula based on a number of factors such as your age, gender, and risk class. We multiply your charge for cost of insurance by the "amount at risk". The amount at risk is calculated on the Monthly Deduction Date and is equal to your Death Benefit minus your Account Value. The "amount at risk" may be affected by the amount and timing of Premium Payments, investment performance of the Sub-Account, fees and charges assessed, Policy Loans and changes to the Face Amount. We determine the amount at risk before we deduct the Monthly Deduction Amount. Finally, we divide that sum by 1,000.

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Cost of insurance rates will be determined on every Policy Anniversary and will be based on our future expectations of factors such as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states and markets). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The cost of insurance will be based on the Insured's substandard rating.


Any changes in the cost of insurance rates will be made uniformly for all Insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because your Account Value and Death Benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date.

TOTAL COST OF INSURANCE CHARGE

The total Cost of Insurance Charge for any Monthly Activity Date is equal to:

(a)  the applicable cost of insurance rates per $1,000; multiplied by

(b) the applicable Amount(s) at Risk; divided by

(c)  $1,000.

BENEFIT ACCOUNT COST OF INSURANCE CHARGE

The Benefit Account Cost of Insurance Charge for any Monthly Activity Date is equal to:

(a)  the applicable cost of insurance rates per $1,000; multiplied by

(b) the applicable Benefit Account amounts at risk; divided by

(c)  $1,000.

On any Monthly Activity Date, the Amount at Risk equals the Death Benefit less Your Account Value on that date prior to assessing the Monthly Deduction Amount. The Benefit Account amount at risk equals the Death Benefit of the Benefit Account less Your Benefit Account value. The Death Benefit of the Benefit Account is equal to the greater of (a) the Face Amount; or (b) the accumulated value in the Benefit Account plus the portion of the Loan Account attributable to loans taken from the Benefit Account multiplied by the Minimum Death Benefit Percentage.

INVESTMENT ACCOUNT COST OF INSURANCE CHARGE

The Investment Account Cost of Insurance Charge for any Monthly Activity Date is equal to the difference between (a) the Total Cost of Insurance Charge; and (b) the Benefit Account Cost of Insurance Charge. The Investment Account Cost of Insurance Charge will never be less than zero.

2. THE MONTHLY ADMINISTRATIVE CHARGE.

We deduct a Monthly Administrative Charge from your Account Value to help offset the costs of issuing and administering the Policy. The current Monthly Administrative Charge is $10.00 for Policies with initial Face Amounts of less than $250,000. The current Monthly Administrative Charge for Policies with initial Face Amounts equal to or more than $250,000 is $7.50. The maximum Monthly Administrative Charge is $10.00.

3. THE MONTHLY PER $1,000.

This charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount under the COLA Rider. The charge is deducted for 3 years after you purchase your Policy. The charge is also deducted for 3 years if your Face Amount increases as a result of having the Cost of Living Adjustment Rider.

The Monthly Per $1,000 Charge is individualized based on the Insured's initial Face Amount, issue age or age at time of an increase in Face Amount, sex and insurance class.

4. MORTALITY AND EXPENSE RISK CHARGE (M&E)


This charge is based on amounts in the Sub-Accounts. If you have not allocated any net Premium Payments or transferred any Account Value to the Sub-Accounts, you have no M&E. The charge is described as an annual rate, but is deducted monthly. The M&E included in your Monthly Deduction Amount is made up of 1/12 of the M&E. The maximum and current M&E is 1.35% of the Account Value in the Sub-Accounts.


This charge is designed to compensate us for mortality and expense risks assumed under the Policy. The mortality risk that Hartford assumes is that the cost of insurance charges and other charges may be insufficient to meet actual claims. In that case, Hartford would make up the difference. The expense risk that Hartford assumes is that the expenses incurred in issuing, distributing and administering the policies may be less than the administrative charges and sales loads collected by Hartford. Again, if that is the case, Hartford would make up any differences. If these expenses turn out to be less than the amounts collected, Hartford keeps the difference.

5. RIDER CHARGES

If your Policy includes benefits that are added to the Policy through the use of one or more Policy riders, a charge for those riders is deducted from your Account Value as part of the Monthly Deduction Amount. These riders are described later in this Prospectus and the charges to be deducted are set forth in the Fee Table.

28

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CALCULATING THE MONTHLY DEDUCTION AMOUNT:

On each Monthly Activity Date, We will deduct an amount from Your Account Value to pay Us for providing the benefits of the Policy. This amount is called the Monthly Deduction Amount. On each Policy Anniversary, We will determine the rates used to calculate the Monthly Deduction Amounts for that Policy Year. These rates will not exceed the maximum rates shown on the Policy Specification Pages. Actual rates will be determined based on Our future expectations of such factors as mortality, expenses, interest, persistency and taxes. Any change We make will be on a uniform basis for Insureds of the same Issue Age, Sex, Insurance Class, Initial Face Amount, and the length of time coverages have been in-force.

DETERMINING THE TOTAL MONTHLY DEDUCTION AMOUNT

The total Monthly Deduction Amount is divided into two parts and is the sum of the Benefit Account Monthly Deduction Amount and the Investment Account Monthly Deduction Amount.

DETERMINING THE BENEFIT ACCOUNT MONTHLY DEDUCTION AMOUNT

The Monthly Deduction Amount deducted from the Benefit Account is equal to the sum of:

(a)  the Benefit Account Cost of Insurance Charge;

(b) the Administrative Charge;

(c)  the Per $1,000 Charge;

(d) the charges for additional benefits provided by rider; and

(e) the portion of the charge for any Waiver of Monthly Deduction Rider that is attributable to the deductions in (a) through (d) above.

If your Benefit Account value is equal to or greater than the Benefit Account Monthly Deduction amount, We will deduct such Monthly Deduction amount from the Benefit Account. If Your Benefit Account value is less than the Benefit Account Monthly Deduction Amount and the Policy Protection Benefit is available (see the Policy Protection Benefit provision of the Policy), any Monthly Deduction Amounts that could not be deducted from the Benefit Account will be waived.

However, if the Policy Protection Benefit is not available, the following will occur:

(a) If, on the Monthly Activity Date, that there is not enough value in the Benefit Account to pay for the Benefit Account Monthly Deduction and the Policy Protection Benefit is not available, but THERE IS value in the Investment Account:

    i. We will send You a notice advising You that if we do not receive the required payment specified in the notice within the next 30 days, We will AUTOMATICALLY transfer from the Investment Account to the Benefit Account the amount necessary to maintain the Policy. This notice will be mailed to both You and any assignee of record at the last know address(es).

    ii. Such amount will be transferred on a Pro Rata Basis from Your selected Sub-Accounts and/or Fixed Account.

    iii. If at the end of the 30 days, we have not received the amount specified in the notice and the value of the Investment Account is not sufficient to make the transfer necessary to maintain the policy, we will AUTOMATICALLY transfer whatever amount is remaining in the Investment Account to the Benefit Account and the Policy will go into default as described in the Default and Policy Grace Period provision; or

(b) If, on the Monthly Activity Date, that there is not enough value in the Benefit Account to pay for the Benefit Account Monthly Deduction and the Policy Protection Benefit is not available and there is no value in the Investment Account the Policy will go into default as described in the Default and Policy Grace Period provision.

DETERMINING THE INVESTMENT ACCOUNT MONTHLY DEDUCTION AMOUNT

The Monthly Deduction Amount deducted from the Investment Account is equal to the sum of:

(a)  the Investment Account Cost of Insurance Charge; if any;

(b) the Mortality & Expense Risk Charge;

(c) the portion of the charge for any Waiver of Monthly Deduction Rider that is attributable to the deductions in (a) and (b) above.

Any amounts taken from the Investment Account will be taken on a Pro Rata Basis unless You tell Us otherwise.

If Your Investment Account value is equal to or greater than the Investment Account Monthly Deduction Amount, We will deduct such Monthly Deduction Amount from the Investment Account.

If Your Investment Account value is not sufficient to cover the Investment Account Monthly Deduction Amount, We will deduct whatever amount is remaining in the Investment Account and the remainder of such Monthly Deduction Amount will be deducted from the Benefit Account.

However, if Your Benefit Account value is not sufficient to cover the Investment Account Monthly Amount due, We will deduct whatever amount is remaining in the Benefit Account and the Policy will go into default as described in the Default and Policy Grace Period provision, unless the Policy Protection Benefit is available (see the Policy Protection Benefit provision).

DEDUCTIONS UPON SURRENDER

Surrender charges will be deducted from your Account Value if you surrender your Policy during the first 19 policy Years, within 19 Policy Years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if you elected the rider, or within 7 years of allocating a premium payment to the Investment Account. The policy surrender charge consists of two pieces: the Benefit Account Surrender Charge and the Investment Account Surrender Charge.

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The Benefit Account Surrender Charge is based on the initial face amount of the policy and lasts for the first 19 policy years. The amount of the surrender charge is individualized based on the Insured's age, sex, and insurance class on the date of issue. The Benefit Account Surrender Charges by Policy Year are shown in your policy. Increases in the face amount as a result of the Cost of Living Adjustment rider also result in additional Benefit Account Surrender charges. These additional Benefit Account Surrender Charges are based on the amount of the face increase and last for the 19 Policy Years following the increase.

The Investment Account Surrender Charge is based on the value in the Investment Account and how long your premium payments have been allocated to the Investment Account. Each Premium allocated to the Investment Account has its own Investment Account Surrender Charge schedule. The longer you leave your premium payments in the Investment Account, the lower the Investment Account Surrender charge will be when you surrender your policy. The amount of Policy Value that is assessed an Investment Account Surrender Charge will not exceed your total premiums allocated to the Investment Account. Additionally, the Investment Account Surrender Charge may also be assessed when withdrawals are taken from the Investment Account.

The percentage used to calculate the Investment Account Surrender Charge is shown below.

                  MAXIMUM INVESTMENT ACCOUNT SURRENDER CHARGES

PERCENTAGE USED TO CALCULATE THE SURRENDER CHARGE:

        NUMBER OF POLICY ANNIVERSARIES
         SINCE THE PREMIUM ALLOCATION             ON AMOUNTS SURRENDERED FROM
          TO THE INVESTMENT ACCOUNT                  THE INVESTMENT ACCOUNT
--------------------------------------------------------------------------------
                      0                                         7%
                      1                                         7%
                      2                                         7%
                      3                                         6%
                      4                                         5%
                      5                                         4%
                      6                                         3%
                  7 or more                                     0%

The policy has an Overall Maximum Surrender Charge that the Benefit Account Surrender Charge and Investment Account Surrender Charge combined may not exceed. The Overall Maximum Surrender Charge is based on the initial face amount of the policy and is a declining schedule that lasts for the life of the policy. The Overall Maximum Surrender Charges by Policy Year are shown in your policy.


WITHDRAWAL CHARGE -- Hartford also deducts a charge for each withdrawal. The maximum Withdrawal Charge is $10.00. The Hartford is not currently deducting this charge.


CHARGES AGAINST THE FUNDS

ANNUAL FUND OPERATING EXPENSES -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in each Fund's prospectus.

REDUCED CHARGES FOR ELIGIBLE GROUPS

Certain charges and deductions described above may be reduced for policies issued in connection with a specific group or retirement plan. To qualify for a reduction, the plan must satisfy certain criteria in accordance with our rules in effect as of the date the application for the Policy is approved. Factors that we consider include, but are not limited to, the size of the plan, the expected number of participants and anticipated Net Premium Payments from the plan. The amount of reduction and the criteria for qualification may be reflected in a reduced sales effort and administrative costs resulting from sales to plans that meet our criteria. In addition, there may be different mortality experience expected as a result of these types of plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including policy owners already invested in the Separate Account.

HOW POLICES ARE SOLD


We have entered into a distribution agreement with our affiliate, Hartford Equity Sales Company, Inc., ("HESCO"), under which HESCO serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HESCO is the same as ours.



HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are registered representative of Financial Intermediaries ("Registered Representative").



We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.



Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representative according to a Financial Intermediaries' internal compensation practices.



Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of policy or optional benefits sold.



HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are

30

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based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 45% of the premium up to the Target Premium for premiums allocated to the Benefit Account. During the first Policy Year, the maximum commission we pay is 6% of the premium allocated to the Investment Account. The maximum commission for the amount in excess of the Target Premium in the first Policy Year for premium allocated to the Benefit Account is 4.39%. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year for premium allocated to the Benefit Account. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 20% of Target Premium allocated to the Benefit Account and 7% of the premium allocated to the Investment Account. In Policy Years 2 and later, the maximum commission we pay on premium in excess of the Target Premium is 4% on premiums allocated to the Benefit Account.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 116% of the premium up to the Target Premium for premiums allocated to the Benefit Account. During the first Policy Year, the maximum commission we pay is 7% of the premium allocated to the Investment Account. The maximum commission for the amount in excess of the Target Premium in the first Policy Year for premium allocated to the Benefit Account is 4.97%. In Policy Years 2 and later, the maximum commission we pay is 5% of Target Premium allocated to the Benefit Account and 7% of the premium allocated to the Investment Account. In Policy Years 2 and later, the maximum commission we pay on premium in excess of the Target Premium is 4% on premiums allocated to the Benefit Account.



Your Registered Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. A Registered Representative may be required to return all or a portion of the commissions paid if the policy terminates prior to the policy's thirteenth month-a-versary.



Check with your Registered Representative to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.



- ADDITIONAL PAYMENTS. Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to encourage the sale of this Policy. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.



ADDITIONAL
PAYMENT TYPE                                                   WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Asset-based            We pay certain Financial Intermediaries and wholesalers based on the achievement of certain sales or
Commissions            assets under management targets.
Marketing Expense      We pay marketing allowances to Financial Intermediaries to help pay or reimburse sales marketing and
Allowances             operational expenses associated with the policies.
Gifts and              We (or our affiliates) provide any or all of the following: (1) occasional meals and entertainment; (2)
Entertainment          occasional tickets to sporting events; and (3) nominal gifts (not to exceed $100 annually).
Promotional Payments   We (or our affiliates) may pay for: (a) Access: such as one-on-one wholesaler visits; (b) Support: such as hardware and software, operational and systems integration, sales and service desk training, joint marketing campaigns, client or prospect seminar sponsorships, broker-dealer event advertising/participation, sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; and/or sponsorship of due diligence meetings;
                       educational, sales or training seminars, conferences and programs; and, (c) Miscellaneous: such as expense allowances and reimbursements; override payments and bonuses; and/or marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products.

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
ADDITIONAL
PAYMENT TYPE                                                   WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Marketing Efforts      We pay for special marketing and distribution benefits such as: inclusion of our products on Financial
                       Intermediary's "preferred list"; participation in or visibility at national and regional conferences;
                       access to Registered Representatives; links to our website from the Financial Intermediary websites; and
                       articles in Financial Intermediary publications highlighting our products and services.



For the year ended December 31, 2006, Hartford and its affiliates paid approximately 19,800,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.



In addition, for the year ended December 31, 2006, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid 4,800,000 in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).



As of April 1, 2007, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: A.G. Edwards & Sons, Inc., Affiliated Financial Partners, Associated Securities, Benefit Concepts, Inc., Best Practices of America, BISYS Group, Inc., Cadaret Grant & Co., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Commonwealth Financial Network, Edward D. Jones & Co., L.P., ELAR Partners, LLC, Financial Analysts, Inc., Financial Network Investment Company, First Market Corp., FSC Securities Corporation, HD Vest Investment Services, Investacorp, Inc., JJS Marketing, Jonathan Hind Financial Group, LPL Financial Services, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Dean Witter, Inc., National Planning Corp., NEXT Financial Group, Inc., New West Insurance Marketing, Oglivie Security Advisors Corp., Paradigm Equity Strategies, Piper Jaffray & Co., PLANCO Distribution (an affiliate of Hartford), Potomac Group, Professional Investors Exchange, Prudential Securities, Raymond James & Associates, Royal Alliance, Securities America, Inc., Sentra Securities, Spelman & Co., Triad Advisors, Inc., Wachovia Securities, Windsor Insurance Group, and WM Financial Services. Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(I)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Sales Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.


SPECIAL NOTE REGARDING COMPENSATION PAID FOR THE SALE OF THIS POLICY -- Your registered representative receives a different level of compensation depending on where you allocate your premium payments to: the Benefit Account or the Investment Account. Generally, after the first Policy Year, your registered representative will receive more compensation for premiums you allocate to the Investment Account.

GENERAL DESCRIPTION OF THE POLICY

POLICY RIGHTS

POLICY OWNER, OR "YOU" -- As long as your Policy is in force, you may exercise all rights under the Policy while the insured is alive and you have not named an irrevocable beneficiary.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless you make the beneficiary irrevocable) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.


INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. It is the responsibility of the policy owner to determine whether a proper insurable interest exists. Through our underwriting process, we will determine if we will issue a policy on the insured's life.


ASSIGNMENT -- You may assign your Policy. You must notify us in writing, otherwise, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, Monthly Deduction Amounts and any Policy loans since your last statement;


-   the amount of any indebtedness;


-   any notifications required by the provisions of your Policy; and

- and any other information required by the Insurance Department of the state where your Policy was delivered.

32

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RIGHT TO EXAMINE A POLICY -- You have a limited right to cancel your Policy. You may deliver or mail the Policy to us or to the agent from whom it was purchased any time during your "free look" period.



FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY:



Your free look period begins on the day you get your Policy and ends 30 days after you receive it. In such an event, the Policy will be rescinded and we will pay an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: (i) the Account Value less any Indebtedness, on the date the returned Policy is received by us or the agent from whom it was purchased; and, (ii) any Policy charges taken.



FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY:



Your free look period begins on the day you receive your Policy and ends generally within 10 days of receiving it (or longer in some states). If you properly exercise your free look, we will rescind the policy and we will pay you a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for information. However, generally, most states require us to refund the Account Value less any Indebteness. Other states require us to refund the total premiums paid less Indebtedness.


If your Policy is replacing another Policy, your "free look" period and the amount paid to you upon the return of your Policy if you cancel the Policy may vary according to the laws of the state where you purchased the Policy.


REPLACEMENTS



A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.



There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.


POLICY LIMITATIONS

TRANSFERS BETWEEN ACCOUNTS

You may allocate Premium Payments or transfer Account Values among all the Investment Choices currently offered. However, at any one time, you may only allocate to or transfer among up to a total of twenty Investment Choices, subject to the limitations described below.

Transfers out of the Benefit Account may effect the Policy Protection Benefit and will reduce your Face Amount, please make sure you understand how these transfers may effect your Policy Protection Benefit.

SUB-ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

TRANSFERS OF ACCOUNT VALUE IN THE SUB-ACCOUNTS -- If you allocate Premium Payments or transfer Account Value to the Investment Account, you may transfer amounts among the Fixed Account and the Sub-Accounts. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states.

We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.


CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



During those phases of your Policy when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.



WHAT IS A SUB-ACCOUNT TRANSFER?



A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?



Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated

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to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.



We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.



ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?



Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees. [For Quantum II only: In addition, if you transfer value from the Investment Account to the Benefit Account you may be subject to and Investment Account Transfer Charge (see Fixed Account and Benefit Account Transfer Restrictions for more information.)].


WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.

For example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.


- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.



- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.



- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.



SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.



We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.



The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.



WE MAKE NO ASSURANCES THAT THE TRANSFER RULE IS OR WILL BE EFFECTIVE IN DETECTING OR PREVENTING MARKET TIMING.

34

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THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:



ABUSIVE TRANSFER POLICY (EFFECTIVE UNTIL JULY 1, 2007)



Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.



We rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Policy Owners who transferred in or out of that Sub-Account on the day or days identified by the underlying Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Policies on that list to determine whether transfer activity of each identified Policy violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection. We consider some or all of the following factors:



-   the dollar amount of the transfer;



-   the total assets of the Funds involved in the transfer;



-   the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



-   the frequent trading policies and procedures of a potentially affected Fund.



If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Policy Anniversary. We do not differentiate between Policy Owners when enforcing this policy.



UNDERLYING FUND TRADING POLICIES (EFFECTIVE AFTER JULY 1, 2007)



You are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund's trading policy.



We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information.



Underlying Fund trading policies do not apply or may be limited. For instance:



- Certain types of financial intermediaries may not be required to provide us with shareholder information.



- "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.



- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.



- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.



POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,



- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.



- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not

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  provide assurances that we will be capable of addressing possible abuses in a timely manner.



- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.



HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?



We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.



Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.



In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.


FIXED ACCOUNT AND BENEFIT ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

TRANSFERS TO THE BENEFIT ACCOUNT

Anytime after the first Policy Year, You may request to transfer amounts to the Benefit Account from Your Investment Account. Amounts so transferred may be subject to a Transfer Charge. In addition, amounts transfered may be subject to:
(1) the Investment Account Transfer Charge; (2) a percentage of premium charge; and (3) Administrative Transfer Fee.

Only one such transfer per calendar month may be made.

INVESTMENT ACCOUNT TRANSFER CHARGE

Each premium payment allocated to the Investment Account has its own Investment Account Transfer Charge schedule shown below. The Transfer Charge is calculated based on a percentage of each premium payment allocated to the Investment Account prior to any Deductions from Premium Payments. The amount assessed a charge will not exceed your premium payments allocated to the Investment Account. Only premium payments held for less than five years will be subject to a charge.

                  INVESTMENT ACCOUNT TRANSFER CHARGE SCHEDULE

PERCENTAGE USED TO CALCULATE THE TRANSFER CHARGE:

        NUMBER OF POLICY ANNIVERSARIES             ON AMOUNTS TRANSFERRED FROM
         SINCE THE PREMIUM ALLOCATION                THE INVESTMENT ACCOUNT
           TO THE INVESTMENT ACCOUNT                 TO THE BENEFIT ACCOUNT
--------------------------------------------------------------------------------
                       0                                        3%
                       1                                        3%
                       2                                        3%
                       3                                        2%
                       4                                        1%
                      5+                                        0%

For purposes of calculating the Investment Account Transfer Charge, transfers from the Investment Account will occur in the following order:

(a) transfers made during the first five Policy Years will be taken first from premium payments and then from earnings;

(b) transfers made after the fifth Policy Year will be taken:

    (1) first, from premium payments held in the Policy for more than five years;

    (2)  then, from earnings; and

    (3)  then, from premium payments held in the Policy for five years or less.

TRANSFERS TO THE INVESTMENT ACCOUNT

Anytime after the first Policy Year, You may request to transfer amounts from the Benefit Account to the Investment Account. The minimum transfer allowed is $500. The maximum transfer allowed is Your Benefit Account value less (a) Indebtedness attributable to the Benefit Account; and (b) Benefit Account Surrender Charges; and (c) $1,000. A Transfer Charge, not to exceed the Maximum Administrative Transfer Charge shown in the Fee Table, if any, may be assessed on each such transfer. Only one such transfer per calendar month may be made.

After amounts transferred have been taken from the Benefit Account, the Face Amount will be reduced by the amount of the reduction in the Benefit Account as a result of the transfer.

RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT TO THE SUB-ACCOUNTS

You are limited as to the timing and the amounts that can be transferred from the Fixed Account to the Sub-Accounts (other than those allowed under the Dollar Cost Averaging program). The limits are as follows:

(a) the transfer must occur during the 30 day period following each Policy Anniversary; and

36

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(b) the maximum amount transferred in any Policy Year will be the greater of (a)
    $1,000; or (b) 25% of the accumulated value in the account on the date of transfer.


As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts."


OTHER LIMITATIONS

DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts that do not come from any of the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

MODIFICATIONS OF POLICY -- The only way the Policy may be modified is by a written agreement signed by Our President, or one of Our Vice Presidents, Secretaries, or Assistant Secretaries. We may make modifications of the Policy in any form permitted by law including: (i) those modifications that are necessary to ensure that we operate the Separate Account as required under the Investment Company Act of 1940; (ii) that, in Our judgment, are necessary or appropriate to ensure that the Policy continues to qualify as life insurance under the Internal Revenue Code, or any other applicable law, regulation or interpretation and (iii) that, in Our judgment, are necessary or appropriate to comply with any law, regulation or interpretation. As required by law, We will provide written notice to You of any Policy modification.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

HOW THE POLICY WORKS

Before we talk about how your policy works, you should read through the definition section to understand some of the key words and how they are defined in this Prospectus.

ACCOUNT VALUE -- The total of all assets in the Investment Account, Benefit Account and the Loan Account.

FACE AMOUNT -- An amount we use to determine the death benefit. On the effective date of the Policy, the Face Amount is the initial Face Amount shown in your Policy. The Face Amount may be increased or decreased under the terms of the Policy.

LOAN ACCOUNT -- The account used to collateralize Indebtedness.

INDEBTEDNESS -- The sum of all Policy loans taken plus any interest due or accrued minus any loan repayments.

MONTHLY ACTIVITY DATE -- The day we compute the Monthly Deduction Amount. This occurs on your Policy Anniversary and the same date in each succeeding month as the Policy Anniversary. However, if the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM PAYMENT -- Your Premium Payment minus any premium tax and premium charges.

VALUATION DAY -- Any day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of business of the New York Stock Exchange, generally 4:00 p.m. eastern time.

VALUATION PERIOD -- The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

PURCHASING A POLICY


To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the life of an individual called the "Insured". The Insured must be age 85 or under and must supply evidence of insurability acceptable to us. Acceptance of the application is subject to our underwriting rules. We reserve the right to reject an application for any reason. The minimum initial Premium Payment is the amount required to keep the Policy in force for one month, but not less than $50.


Your Policy will be effective on the date we receive all outstanding delivery requirements and the initial Premium Payment. That date is the Policy Date. The Policy Date is the date used to determine all future cyclical transactions for the Policy, such as Monthly Activity Date and Policy Years.

You have the flexibility to determine when and in what amounts you make Premium Payments. Prior to Policy issue, you can choose a planned Premium Payment within a range we determine, based on the Face Amount and the Insured's sex (except where unisex rates apply), issue age and risk classification.

We will send you premium notices for planned Premium Payments. These notices may be sent on an annual, semi-annual or

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quarterly basis. You may also have Premium Payments automatically deducted monthly from your checking account. The planned Premium Payment and Premium Payment mode you select are shown on your Policy's specifications page. You may change the planned Premium Payment at any time, subject to our minimum payment rules then in effect.

After the first Premium Payment has been made, your subsequent Premium Payments are flexible. The actual amount and frequency of your Premium Payments will affect the Account Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy is not sufficient to cover the Monthly Deduction Amounts. If that happens, you may need to make additional Premium Payments in order to prevent the Policy from terminating. For details see, "Lapse and Reinstatement."

You may make additional Premium Payments at any time prior to the Policy Anniversary following the Insured's 100th birthday, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the Policy in force.


- In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will not automatically apply a premium to your policy if it would cause your Policy to become a MEC. We will follow these procedures:



       - If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than 21 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and allow you to correct the MEC status within 2 weeks of receiving our notice



       - If we receive a subsequent premium payment within 20 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.



These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.



In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance.



If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance greater than 20 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will return the premium payment to you and await further instructions.



If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance within 20 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy.


- We reserve the right to require evidence of insurability for any Premium Payment that results in an increase in the death benefit greater than the amount of the Premium Payment.

INCREASES IN FACE AMOUNT -- We do not allow increases in the Face Amount except increases resulting from the Cost of Living Adjustment Rider. We do not require evidence of insurability for increases in the Face Amount under the Cost of Living Adjustment Rider. Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, cost of insurance rates and surrender charges for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase.

DECREASES IN FACE AMOUNT -- At any time after the first Policy Year, you may request in writing to decrease the Face Amount. The minimum amount by which the Face Amount can be decreased is based on our rules then in effect. We reserve the right to limit the number of decreases made under a Policy to no more than one in any 12 month period.

There is no charge for decreasing the Face Amount. A decrease in the Face will not change the policy rates and charges except that the cost of insurance charge will generally be lower because the amount of risk will be smaller.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.

ALLOCATION OF PREMIUM PAYMENTS


INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the Right to Examine Period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions. (For policies issued by Hartford Life Insurance Company, if your policy was issued as a result of a replacement, we will automatically move the money from the Hartford Money Market HLS Fund Sub-Account to the Sub-Accounts and the Fixed Account based on the

38

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instructions in the application 10 days after the policy was issued, not at the end of the Free Look period.)



SUBSEQUENT NET PREMIUMS -- For subsequent Net Premium Payments, you may send allocation instructions to the addresses shown below in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the Fixed Account will be credited to your Policy on the day business day they are received.



You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.



HOW TO SEND PREMIUM PAYMENTS:



MAIL



You should send premium payments to the following lockbox address:



The Hartford
PO Box 64273
St. Paul, MN 55164-0273



or



To our Life Operations team at:



The Hartford
500 Bielenberg Drive
Woodbury, MN 55125



WIRE



You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5433 or email LifeService@Hartfordlife.com.



Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order. You can also arrange to make premium payments by wire transfers.


Each time you make a Premium Payment, the transaction confirmation sent to you will show how a Net Premium Payment has been allocated. Additionally, each quarterly statement summarizes the current Premium Payment allocation in effect for your Policy.


If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will reject the premium as "not in good order" and seek alternative instructions. (Please note that if your most recent allocation instructions include a Fund that we merged or liquidated and your premium payments are made through ACH (wire service), we will reject that premium payment as "not in good order" and seek alternative instructions.



If you mail or fax us a transfer or premium payment request with premium allocation or transfer instructions and those premium allocation or transfer instructions request that a premium or policy value be allocated to a Fund that has been merged or liquidated, we will reject that request as "not in good order" and seek alternative instructions.


ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- When Net Premium Payments are credited to the Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Net Premium Payments by the Accumulation Unit Value for that day. The more Premium Payments you make to your Policy, the more Accumulation Units you will have. The number of Accumulation Units in the sub-account is decreased when amounts are transferred out, any transfer charges are taken, any Monthly Deduction Amounts are taken, withdrawals are taken, any applicable surrender charges are taken or for a death claim, by transferring money out of the Sub-Accounts or settling a death benefit claim.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day. The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of the Fund held in the Sub-Account at the end of the current Valuation Period, including the per share amount of any dividend or capital gain distributions paid by that Fund during that Valuation Period, divided by

- The net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a Policy, such as determining Account Value, Policy Loans, or the calculation of death benefits will be based on the next computed accumulation unit value after We receive it in good order.

ACCOUNT VALUE

Your Account Value is the sum of all your assets allocated to the Sub-Accounts, the Fixed Account, the Benefit Account and the Loan Account. Your Account Value changes on a daily basis

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and will be computed on each Valuation Day. Account Value varies to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account, the Benefit Account and the Loan Account, any Monthly Deduction Amount and any withdrawals taken and any Premium Payments made. Amounts allocated to the Sub-Accounts are credited to your Policy on the basis of the Sub-Account value next determined after our receipt of your Net Premium Payment, transfer request, or loan repayment. We will not value Sub-Account assets on days on which the New York Stock Exchange is closed for trading.

ACCOUNT VALUE

Your Account Value on the Policy Date equals the sum of the initial Net Premium allocated to the Benefit Account plus Your Investment Account value plus Your Loan Account value, if any, less the Monthly Deduction Amount for the first policy month.

On each Valuation Day, Your Account Value equals the sum of:

(a)  Your accumulated value in the Benefit Account;

(b) Your Investment Account value; and

(c)  Your Loan Account value if any.

ACCUMULATED VALUE IN THE BENEFIT ACCOUNT

Your Accumulated Value in the Benefit Account equals:

(a)  the Net Premiums allocated to it; plus

(b) net amounts transferred to it from other Investment Choices or the Loan Account; plus

(c)  interest credited to it; minus

(d) amounts transferred out of it to other Investment Choices or the Loan Account; minus

(e)  any charges taken as a result of a transfer from it; minus

(f)  any Monthly Deduction Amounts taken from it; minus

(g)  any withdrawals taken from it.

INVESTMENT ACCOUNT VALUE

Your Investment Account value equals the accumulated value in the Sub-Accounts plus the accumulated value in the Fixed Account.

ACCUMULATED VALUE IN THE FIXED ACCOUNT

Your accumulated value in the Fixed Account equals:

(a)  the Net Premiums allocated to it; plus

(b) amounts transferred to it from other Investment Choices or the Loan Account; plus

(c)  interest credited to it; minus

(d) amounts transferred out of it to other Investment Choices or the Loan Account; minus

(e)  any transfer charges taken from it; minus

(f)  any Monthly Deduction Amounts taken from it; minus

(g)  any withdrawals taken from it; minus

(h) any applicable Surrender Charges taken from it.

ACCUMULATED VALUE IN THE SUB-ACCOUNTS

Your accumulated value in any Sub-Account equals:

(a) the number of Your Accumulation Units in that Sub-Account on the Valuation Day; multiplied by

(b) that Sub-Account's Accumulation Unit Value on the Valuation Day.

For purposes of calculating Sub-Account values, whenever the Monthly Activity Date falls on a date other than a Valuation Day, We will use the Sub-Account values as of the next Valuation Day.

The number of Accumulation Units in any Sub-Account is increased when:

(a)  Net Premiums are allocated to it; or

(b) amounts are transferred to it from other Investment Choices or from the Loan Account.

The number of Accumulation Units in any Sub-Account is decreased when:

(a) amounts are transferred out of it to other Investment Choices or to the Loan Account; or

(b) any transfer charges are taken from it; or

(c)  any Monthly Deduction Amounts are taken from it; or

(d) any withdrawals are taken from it; or

(e)  any applicable Surrender Charges are taken from it.

CASH VALUE


Your Cash Value is equal to Your Account Value less any applicable Surrender Charges as shown on Page 3B of your policy.


CASH SURRENDER VALUE

Your Cash Surrender Value is equal to Your Cash Value less Indebtedness, if any.


BENEFIT ACCOUNT: Part of Hartford's General Account. You may allocate some or all of your Net Premium Payments to this account. Transactions applied against this account also affect the Policy Protection Benefit. Net Premium Payments that are designated to preserve the Policy Protection Amount are allocated to this account.


POLICY PROTECTION BENEFIT

GENERAL

The Policy Protection Benefit, if available, will prevent Your Policy from going into default on any Monthly Activity Date when Your Benefit Account Value is not sufficient to cover deductions taken from the Benefit Account by waiving the portion of such deductions which exceed the Benefit Account Value.

However, this benefit will not prevent Your Policy from going into default when the Indebtedness equals or exceeds the Cash Value. See the Termination Due To Excessive Indebtedness provision for more information.

40

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WHEN THIS BENEFIT IS AVAILABLE

This benefit is available if, on any given Monthly Activity Date, the Policy Protection Test is met. If this benefit is not available, it can be made available at any time by making a premium payment or loan repayment or a transfer from the Investment Account to the Benefit Account, sufficient to meet the Policy Protection Test. However, if premiums received to restore the availability of this benefit would cause the policy to fail to meet the definition of life insurance (in accordance with the Internal Revenue Code) the excess premiums will be refunded and this benefit will not be available at that time.

HOW THE POLICY PROTECTION TEST IS MET

The Policy Protection Test is met if the accumulated value in the Policy Protection Account is equal to or greater than zero. If the test is not met, the benefit will not be available.

WHEN THIS BENEFIT GOES INTO EFFECT

This benefit will go into effect when Your Benefit Account value is not sufficient to cover the monthly deductions taken from the Benefit Account provided that the Policy Protection Test is met.

If this benefit goes into effect, any Monthly Deduction Amounts that could not be deducted from the Benefit Account will be waived.

POLICY PROTECTION ACCOUNT

The Policy Protection Account is a reference account used solely to determine whether or not the Policy Protection Test has been met. This Account is not used to determine the actual Account Value, Cash Value, Cash Surrender Value or Death Benefit provided by the Policy. Premium payments, withdrawals, transfers and loan repayments applied to or deducted from the Benefit Account will result in a transaction of equal amount which is then allocated to the Policy Protection Account. We calculate the value in the Policy Protection Account similar to the calculation of Benefit Account Value but we apply a different set of charges as set forth in Your Policy.

NOTIFICATION OF POLICY PROTECTION STATUS

We want to keep You informed on the status of the benefit. Therefore, at the end of each Policy Year, We will inform You of the following:

(a)  whether or not the benefit is then available;

(b) if it is not available, the amount necessary to have the benefit available until the next Policy Anniversary; and

(c) if applicable, how long the benefit will be available assuming that You continue to make Planned Premium payments on time as scheduled.

You can obtain the value of the Policy Protection Account at anytime by calling us at 1-800-238-5453.

REQUESTED CHANGES


Changes will be made to the Policy Protection Monthly Rate if:


(a)  an Insured's risk class changes;

(b) the Face Amount increases or decreases;

(c)  other riders are added to or removed from the Policy; or

(d) there are any increases or decreases to benefits provided by riders.

If any of the above changes occur, We will send You new Policy Specification Pages, or an endorsement, which will reflect changes to the Policy Protection rates and/or charges that were affected by the requested change.

DEATH BENEFITS

Your Policy provides for the payment of the death benefit proceeds to the beneficiary that you name upon receipt of due proof of the death of the Insured. You must notify us in writing as soon as possible after the death of the Insured. The death benefit proceeds payable to the beneficiary equal the death benefit minus any Indebtedness and any due and unpaid Monthly Deduction Amount. Fluctuations in your Account Value may have an effect on your death benefit. If your Policy lapses, no death benefit will be paid.

The Death Benefit on the Policy Date is equal to the sum of the Initial Face Amount; Your Investment Account value, and the Loan Account value attributable to loans taken from the Investment Account.

Thereafter, the Death Benefit is equal to the greater of:

(a) the sum of the current Face Amount, Your Investment Account value, and the Loan Account value attributable to loans taken from the Investment Account; or

(b) the Minimum Death Benefit.

The Death Benefit may change in accordance with the Minimum Death Benefit, Increases and Decreases in Face Amount, Transfers and Withdrawals provisions, increases and decreases in the accumulated value in the Sub-Accounts, and any additional benefits provided by riders which may be attached to this Policy.

DEATH PROCEEDS

Upon receipt of Due Proof of Death of the Insured, We will pay the Death Proceeds to the Beneficiary. Death Proceeds equal the Death Benefit less all Indebtedness and any due and unpaid Monthly Deduction Amounts occurring during a Policy Grace Period.

Any Monthly Deduction Amounts taken after the date of the Insured's death and before We receive Due Proof of Death will be added to Your Account Value for purposes of determining Your Death Proceeds. All amounts used in determining the

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                                                                          41

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Death Proceeds are calculated as of the date We receive Due Proof of Death.

If the Insured dies after We receive a request In Writing from You to surrender the Policy, the Cash Surrender Value will be paid in lieu of the Death Proceeds.

MINIMUM DEATH BENEFIT -- The Policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your Policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the Policy year and insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your Policy.

EXAMPLES OF MINIMUM DEATH BENEFIT


                                                                A          B
--------------------------------------------------------------------------------
 Face Amount                                                  $50,000    $50,000
 Benefit Account Value                                         23,000     17,000
 Specified Percentage                                            250%       250%


In Example A, the death benefit equals $57,500, i.e., the greater of $50,000 (the Face Amount) or $57,500 (the Account Value at the date of death of $23,000, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $50,000, i.e., the greater of $50,000 (the Face Amount) or $42,500 (the Account Value of $17,000, multiplied by the specified percentage of 250%).

RIDERS

You may add additional benefits to your Policy by electing one or more of the riders described below. Each rider involves additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.

ESTATE TAX REPEAL BENEFIT RIDER -- In the news media you may have read that the federal Estate Tax law will expire in 2011 if Congress takes no action before then. Although it seems unlikely that Congress would allow the federal Estate Tax law to expire, if this were to happen it might affect your estate planning and you may no longer want this Policy. This Rider allows you to terminate your Policy and receive the Account Value without any deduction for Surrender Charges if there is no federal Estate Tax law in effect in 2011. We must receive your Surrender request during the month of January 2011. The amount you receive under this Rider is reduced by any outstanding Indebtedness. There is no additional charge for this Rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If you become disabled, you may have a difficult time paying your life insurance premiums to keep your Policy inforce. Under this Rider, if the Insured becomes totally disabled, we will credit the Policy with the amount shown in the specifications page of your Policy, for as long as the Insured remains totally disabled. This will help keep your Policy inforce if you fall behind on your Premium Payments. You choose the level of coverage when you select the Rider. The charge for this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.


WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER (AVAILABLE FOR POLICIES ISSUED AFTER MARCH 12, 2007) -- If the Insured becomes totally disabled you may have a difficult time paying the life insurance premiums. Under this rider, we will credit the policy with an amount specified in your Policy until the Insured attains age 65, or at least two years, if longer. The rider automatically terminates after the Insured reaches attained age 65. The rider is only available at Policy issuance and there is a charge for this rider.



ACCIDENTAL DEATH BENEFIT RIDER -- You may want additional life insurance coverage in case you die by accident. Under this Rider we will pay a specified amount shown on the specifications page of your Policy when the insured dies under accidental circumstances. You choose the level of coverage when you select the rider.



WAIVER OF THE MONTHLY DEDUCTION AMOUNT RIDER -- The costs of your Policy are deducted each month through the Monthly Deduction Amount. If you become disabled and fall behind on your Premium Payments, the continued deduction of the Monthly Deduction Amounts could put your Policy at risk to lapse and terminate. Under the Waiver of the Monthly Deduction Amount Rider, while the Insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your Policy inforce if you fall behind on your Premium Payments. The charge of this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.


COST OF LIVING ADJUSTMENT RIDER -- You may want your life insurance coverage to keep pace with inflation. Under this Rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the Rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this Rider is terminated and no future increases will occur. There is no charge for this Rider.

POLICY CONTINUATION RIDER -- This rider gives you the option to continue your Policy at a reduced death benefit with no

42

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further Monthly Deduction Amounts in the event your Policy is in danger of lapsing or terminating due to excessive outstanding indebtedness. You may elect the benefit under limited circumstances as described in the Rider and subject to the terms and limitations described in the Rider. At the time you elect the Rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.


CHILD RIDER -- This rider provides $5,000 or $10,000 of term life insurance coverage on the eligible children of the Insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. The rider covers all of the Insured's children who are 16 days to 14 years at rider issue. Children born or adopted after issue may be added upon attaining age 16 days. Children over 14 years may not be added. Coverage under this rider terminates for a child when they reach age 25 or when the Insured reaches age 65, if earlier.


ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS -- In the event an insured's life expectancy is 12 months (24 months in some states) or less, we will pay a lump sum accelerated death benefit at your request subject to certain limitations and proof of eligibility. The benefit percentage is set at issue. The maximum charge for this rider is $300. (Hartford Life and Annuity Insurance Company Policies only).


These riders may not be available in all states.

SETTLEMENT OPTIONS


Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options. If the Death Benefit is paid in a lump sum and the payment is $10,000 or greater, the proceeds will be held in our General Account and we may establish an interest-bearing draft account ("Safe Haven Account") in the name of the Beneficiary. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at anytime. The minimum amount that may be applied under a settlement option is $5,000 unless we agree otherwise. Once you select a settlement option, it is irrevocable and you may not change the settlement option for a lump sum. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement option instead of taking the Death Benefit amount in a lump sum.


FIRST OPTION -- INTEREST INCOME

We pay interest on the amount you have applied to this option. The interest we pay will be determined by us in our sole discretion, although we will not pay you less than the minimum amount required by your state. You may request these payments to be made monthly, quarterly, semi-annually or annually. If you elect this option you may request the remaining amount of the Death Benefit at any time.

SECOND OPTION -- INCOME OF FIXED AMOUNT

We pay equal payments (chosen by the beneficiary) of the total amount applied to this option along with interest equal to at least the minimum required by your state until that total amount is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the remaining balance.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

We make monthly payments for the number of years selected, which may be from one to 30 years. This option provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under this settlement option.

Other arrangements for income payments may be added or otherwise agreed upon.

BENEFITS WHEN INSURED REACHES AGE 100

On the Policy Anniversary after the Insured reaches age 100 the following will occur:

-   All optional benefits will terminate;

-   We will stop assessing all monthly policy charges;

-   Any indebtedness will continue to accrue interest;

-   You may not make any additional premium payments;

-   You may make loan repayments;

-   You may not take any withdrawals from the Benefit Account;

-   You may not take any new loans;

-   The Policy may terminate due to excessive indebtedness

SURRENDERING AND MAKING WITHDRAWALS FROM YOUR POLICY


SURRENDER -- While your Policy is in force, you may surrender your Policy to us. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date we receive your request in writing, or the date you request your surrender, whichever is later.


A Policy's Cash Value is equal to the Account Value less any applicable surrender charges.

A Policy's Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any indebtedness.

WITHDRAWALS -- One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum withdrawal is the Cash Surrender Value, minus $1,000. Your Death Benefit,

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Account Value and Cash Value under the Policy will be reduced as a result of the withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each withdrawal. Additionally, withdrawals from the Investment Account may be assessed an Investment Account Surrender Charge.

WITHDRAWALS FROM THE INVESTMENT ACCOUNT

The maximum withdrawal amount allowed from the Investment Account is Your Investment Account value. Only one withdrawal per calendar month may be made. We may assess an Investment Account Surrender Charge when you request a withdrawal from the Investment Account. The Investment Account Surrender Charge is based on the amount you choose to withdraw and how long your premium payments have been allocated to the Investment Account. Each Premium allocated to the Investment Account has its own Investment Account Surrender Charge schedule. The longer you leave your premium payments in the Investment Account, the lower the Investment Account Surrender charge will be when you take withdrawals from the Investment Account. The amount assessed an Investment Account Surrender Charge will not exceed your total premiums allocated to the Investment Account. The percentage used to calculate the Investment Account Surrender Charge is shown below.

                  MAXIMUM INVESTMENT ACCOUNT SURRENDER CHARGES

PERCENTAGE USED TO CALCULATE THE SURRENDER CHARGE:

          NUMBER OF POLICY ANNIVERSARIES              ON AMOUNTS WITHDRAWN OR
           SINCE THE PREMIUM ALLOCATION                 SURRENDERED FROM THE
            TO THE INVESTMENT ACCOUNT                    INVESTMENT ACCOUNT
--------------------------------------------------------------------------------
                        0                                         7%
                        1                                         7%
                        2                                         7%
                        3                                         6%
                        4                                         5%
                        5                                         4%
                        6                                         3%
                        7+                                        0%

ORDER OF WITHDRAWALS FOR THE PURPOSE OF DETERMINING INVESTMENT ACCOUNT SURRENDER
CHARGES:

During the first seven Policy Years all withdrawals will be taken first from Premium Payments, then from earnings. After the seventh Policy Year, all withdrawals will be taken first from earnings, then for premium payments held in the policy for more than seven policy anniversaries and then from Premium Payments invested for less than seven anniversaries. Only Premium Payments invested for less than seven policy anniversaries are subject to Investment Account Surrender Charges.

The policy has an Overall Maximum Surrender Charge that the Investment Account Surrender Charge accessed upon withdrawal may not exceed. The Overall Maximum Surrender Charge is based on the initial face amount of the policy and is a declining schedule that lasts for the life of the policy. Each time an Investment Account Surrender Charge is assessed on a withdrawal, the Overall Maximum Surrender Charge is reduced.

WITHDRAWALS FROM THE BENEFIT ACCOUNT

The maximum withdrawal amount allowed from the Benefit Account is Your Benefit Account value less the Benefit Account Surrender Charges less $1,000. Only one withdrawal per calendar month may be made. After the withdrawal, the Face Amount will be reduced by an amount equal to the reduction in the Benefit Account value resulting from the withdrawal. Withdrawals from the Benefit Account will also have a negative impact on the Policy Protection Account.

LOANS


AVAILABILITY OF LOANS -- At any time while the Policy is in force, you may borrow against the Policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Value on the date we grant a loan. The minimum loan amount that we will allow is $500. In Tennessee, there is no minimum.


When you take a loan, an amount equal to the loan is transferred to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.


Loans will also have negative impact on the Policy Protection Account.


If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) Policy Anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. You must instruct us as to which Indebtedness the repayment should be applied to --

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Indebtedness attributable to the Benefit Account or Indebtedness attributable to the Investment Account:

    1. For loan repayments to the Investment Account: An amount equal to the loan repayment attributable to the Investment Account will be transferred from the Loan Account and will be allocated to the Investment Account in the same manner as premiums are allocated to that Account.


    2. For loan repayments to the Benefit Account: An amount equal to the loan repayment attributable to the Benefit Account will be transferred from the Loan Account and will be allocated to the Benefit Account.


In the absence of any such instructions, the repayment will be applied to any outstanding Indebtedness attributable to the Benefit Account to the extent possible, with any remaining amount applied to any outstanding Indebtedness attributable to the Investment Account.

Unless otherwise instructed, all payments received by us will be treated as Premium Payments under your Policy. You must indicate in writing if a payment is intended to be a loan repayment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account and the Benefit Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account, the Sub-Accounts and the Benefit Account earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account, the Sub-Accounts and the Benefit Account earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.


INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the Policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis. If there is not enough value in the Fixed Account and Sub-Accounts, the needed collateral will be transferred from the Benefit Account. Transfers from the Benefit Account will have a negative effect on policy protection benefit.


POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                          PORTION OF        INTEREST RATE
DURING POLICY YEARS      INDEBTEDNESS          CHARGED
------------------------------------------------------------
        1-10                 All                  5%
    11 and later          Preferred             3.25%
                        Non-Preferred           4.25%

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts from the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

LAPSE AND REINSTATEMENT

LAPSE AND GRACE PERIOD -- Your Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the Policy Protection Benefit is not available or the Indebtedness equals or exceeds the Cash Value.

If the Policy goes into default, we will send you a lapse notice to warn you that the Policy is in danger of terminating. This notice will be mailed at least 61 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record at the last known address. This lapse notice will tell you the minimum Premium Payment required to keep the Policy from terminating. This minimum Premium Payment will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your Policy goes into default.

We will keep your Policy inforce for the 61-day period following the date we mail you the notice. We call that period the "Grace Period." However, if we have not received the required Premium Payment specified in your lapse notice by the end of the Grace Period, the Policy will terminate. If the insured dies during the Grace Period, we will pay the Death Proceeds.

REINSTATEMENT -- If the Insured is still alive, the Policy may be reinstated prior to the date the Insured reaches age 100, unless the Policy has been surrendered for cash, and provided that:

-   You request reinstatement in writing within three years after termination;

-   You submit satisfactory evidence of insurability to us;

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-   any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.

Your Benefit Account value on the reinstatement date will equal:

-   Your Benefit Account value at the time of Policy termination; plus

- Net Premiums attributable to the Benefit Account for premiums paid at the time of reinstatement; plus any Indebtedness attributable to loans taken from the Benefit Account carried over to the reinstated Policy; minus

- The Monthly Deduction Amounts that were due and unpaid during the Policy Grace Period.

Your Investment Account value on the reinstatement date will equal any Net Premiums attributable to the Investment Account for premiums paid at the time of reinstatement;

Your Loan Account value on the reinstatement date will equal any Indebtedness carried over to the reinstated Policy;

The Policy Protection Account will equal:

- The accumulated value of the Policy Protection Account at the time of Policy termination; plus

-   Policy Protection Net Premiums paid at the time of reinstatement; minus

- The Policy Protection Monthly charges that would have been deducted from the Policy Protection Account during the Policy Grace Period.

-   Any Surrender Charge is based on the duration from the original Policy date.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You may choose to have your Sub-Account allocations reallocated under this program either on a quarterly, semi-annual or annual basis, but you may only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.


IMPACT OF FUND CHANGES ON DCA PROGRAM, ASSET ALLOCATION PROGRAM AND ASSET REBALANCING PROGRAM -- Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these program merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will generally reject the next allocation under the applicable program as "not in good order" and seek alternative instructions.


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FEDERAL TAX CONSIDERATIONS


INTRODUCTION



The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Entities," regarding life insurance purchases by non-U.S. Persons.



This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.



In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.


THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves based on the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. However, there are exceptions to this general rule. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.

There is some uncertainty as to the proper determination of the premium limits for purposes of Section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in Section 7702 or should be considered modified endowment contracts.

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We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that each sub-account of the Separate Account supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of a segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving

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favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Under existing provisions of the Code, increases in a policy owner's Investment Value are generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender or maturity, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that satisfies the Section 7702 definition of a life insurance contract and either
(i) fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is generally excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of

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                                                                          49

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ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

EMPLOYER-OWNED LIFE INSURANCE, NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

Effective for all "employer-owned life insurance contracts" issued after August 17, 2006, Code Section 101(j) provides that death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless certain notice and consent requirements are satisfied and an exception under Section 101(j) applies.

An "employer-owned life insurance contract" is defined as a life insurance contract which --

(i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

(ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under
Section 101(j) applies. Section 101(j) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).

Section 6039I imposes annual reporting and recordkeeping requirements on employers that own one or more employer-owned life insurance contracts.

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Increases in the Investment Value of a contract may be considered in the determination of the corporate alternative minimum tax ("AMT") income. Death benefit proceeds in excess of AMT basis may be included in the computation of AMT income.

Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN ENTITIES

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prior to purchasing a life insurance contract, nonresident aliens and foreign entities should consult with a qualified tax advisor.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this

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section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

LEGAL PROCEEDINGS


The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.



To date, the SEC's and New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.



On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting


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information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.



On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.



The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

ILLUSTRATIONS OF POLICY BENEFITS


In order to help you understand how your policy values would vary over time under difference sets of assumptions, we will provide you with certain illustrations upon request. These illustrations will be based on the age and insurance risk characteristics of the insured and will also be based on the stated amount of insurance, premium payment pattern and hypothetical rates of return that you request. You can request for such personalized illustrations at anytime from your registered representative. We have included an example of an illustration as Appendix A to this prospectus.


FINANCIAL STATEMENTS

We have included the statutory financials statements for the Company and the Separate Account in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call you registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999

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GLOSSARY OF SPECIAL TERMS



ACCOUNT VALUE: the sum of the accumulated value in Your Benefit Account, Investment Account and the Loan Account.



AMOUNT AT RISK: On any Monthly Activity Date, the Amount at Risk equals the Death Benefit less Your Account Value prior to assessing the Monthly Deduction Amount. At any other time, the Amount a Risk equals the Death Benefit less Your Account Value.



ATTAINED AGE: The insured's Issue Age plus the number of completed Policy Years.



BENEFIT ACCOUNT: An Investment Choice available within the Company's General Account to which we credit interest at a rate as declared by Us. Premium payments, withdrawals, transfers, loans and loan repayments applied to or deducted from this Account are used in determining the accumulated value of the Policy Protection Amount.



CASH SURRENDER VALUE: the Cash Value less all Indebtedness.



CASH VALUE: the Account Value less any applicable Surrender Charges.



COMPANY (ISSUING COMPANY): Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.



FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.



FIXED ACCOUNT: An Investment Choice of the Investment Account which is part of our general account to which we credit interest at a rate declared by Us.



FUND: A registered open-end management company in which assets of the Separate Account may be invested.



GENERAL ACCOUNT :An account which contains all of Our assets other than those held in Our Separate Accounts.



GOOD ORDER: means all necessary documents and forms are complete and in our possession.



INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.



INVESTMENT ACCOUNT :The Sub-Accounts and the Fixed Account.



ISSUE AGE :As of the Policy Date, an Insured's age on his/her last birthday.



LOAN ACCOUNT: an account used to hold amounts set aside to serve as security for loans taken on the policy.



MATURITY DATE: The date on which your policy matures and your policy terminates.



MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.



NET PREMIUM: the amount of premium allocated to the Benefit Account and Investment Account, as instructed by You. It is the premium paid less the Deductions from Premiums shown in your policy.



POLICY PROTECTION ACCOUNT :A reference account used solely to determine whether or not the Policy Protection Test has been met.



POLICY PROTECTION MONTHLY CHARGE :A charge deducted, on each Monthly Activity Date, from the Policy Protection Account as described in the Policy Protection Monthly Charge provision of your policy.



POLICY PROTECTION NET PREMIUM: The Premium amount credited to the Policy Protection Account. It is the premium allocated to the Benefit Account less deductions for the Policy Protection Premium Charge and the Policy Protection Tax Charge.



POLICY PROTECTION NET TRANSFERS :The transfer amount credited to the Policy Protection Account. It is the transfer allocated to the Benefit Account less deductions for the Policy Protection Premium Charge and the Policy Protection Tax Charge.



POLICY PROTECTION TEST :A test used to determine whether the Policy Protection Benefit is available.



PRO-RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.



SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from the other assets of the Company.



SUB-ACCOUNT: a subdivision of the Separate Account.



SURRENDER CHARGE: a charge that may be assessed upon (a) withdrawal or surrender of amounts from Your Investment Account; or (b) surrender of the Policy for its Cash Surrender Value. Separate Surrender Charges apply to the Benefit Account and the Investment Account as shown in your policy.



VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day we are open and the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.



YOU, YOUR: the owner of the policy.


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APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF
DEATH BENEFITS, ACCOUNT VALUES AND CASH SURRENDER VALUES


The tables illustrate the way policies will perform based on assumptions about returns and the insured's characteristics. The illustrations show how the death benefit, cash surrender value and account value will vary over time, assuming hypothetical gross rates of return, 0%, 6% and 12%. The illustrations are based on the assumptions stated above each illustration and assume no rider benefits or allocations to the Fixed Account.


Policy values would be higher or lower from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% and 12%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) account values were allocated differently among the Subaccounts. The policy values would also differ if a policy loan or withdrawal were made.

The death benefits, cash surrender values and account values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge and (ii) monthly deduction for per thousand charges, mortality and expense risk charges and cost of insurance charges.

The amounts shown for the death benefits, account values and cash surrender values as of the end of each Policy Year take into account an arithmetic average of underlying Fund fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the underlying Fund charges) of -0.89%, 5.11% and 11.11%, respectively.

The Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

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                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $725,000 FACE AMOUNT
                    ISSUE AGE: 58 MALE STANDARD NON-NICOTINE
             $23,359 PLANNED PREMIUM FIRST YEAR, $13,359 THEREAFTER
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)



         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $24,527     $734,607          $735,189          $735,770      $15,600           $16,182           $16,763
2         $39,780     $734,394          $735,565          $736,806      $21,702           $22,873           $24,114
3         $55,796     $734,185          $735,956          $737,942      $27,475           $29,246           $31,231
4         $72,613     $733,981          $736,362          $739,187      $37,883           $40,263           $43,088
5         $90,271     $733,782          $736,782          $740,551      $48,270           $51,270           $55,039
6        $108,811     $733,587          $737,218          $742,047      $57,845           $61,476           $66,305
7        $128,279     $733,396          $737,670          $743,687      $67,586           $71,860           $77,877
8        $148,719     $733,210          $738,139          $745,485      $77,385           $82,313           $89,659
9        $170,182     $733,028          $738,625          $747,455      $87,209           $92,806          $101,637
10       $192,718     $732,850          $739,129          $749,615      $96,992          $103,271          $113,758
15       $323,471     $732,016          $741,943          $763,962     $136,434          $146,362          $168,380
20       $490,347     $731,271          $745,318          $786,670     $153,030          $167,077          $208,428
25       $703,329     $730,605          $749,365          $822,612     $153,563          $172,323          $245,570
30       $975,154     $730,010          $754,219          $879,504      $83,206          $107,415          $232,700
35     $1,322,079     $729,478          $760,039          $969,553       $4,478           $35,039          $244,553
40     $1,764,852     $729,003          $767,019        $1,112,086       $4,003           $42,019          $387,086
42     $1,974,505     $728,827          $770,185        $1,190,138       $3,827           $45,185          $465,138


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,835           $10,606           $12,592
4         $19,243           $21,623           $24,448
5         $29,630           $32,630           $36,399
6         $39,205           $42,836           $47,665
7         $48,946           $53,220           $59,237
8         $59,492           $64,420           $71,766
9         $70,367           $75,965           $84,795
10        $81,209           $87,488           $97,974
15       $128,539          $138,466          $160,485
20       $153,030          $167,077          $208,428
25       $153,563          $172,323          $245,570
30        $83,206          $107,415          $232,700
35         $4,478           $35,039          $244,553
40         $4,003           $42,019          $387,086
42         $3,827           $45,185          $465,138



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------


                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $725,000 FACE AMOUNT
                    ISSUE AGE: 58 MALE STANDARD NON-NICOTINE
             $23,359 PLANNED PREMIUM FIRST YEAR, $13,359 THEREAFTER
                         (BASED ON GUARANTEED CHARGES)



         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $24,527     $734,607          $735,189          $735,770      $15,570           $16,151           $16,733
2         $39,780     $734,394          $735,565          $736,806      $21,080           $22,252           $23,492
3         $55,796     $734,185          $735,956          $737,942      $26,233           $28,005           $29,990
4         $72,613     $733,981          $736,362          $739,187      $35,992           $38,372           $41,197
5         $90,271     $733,782          $736,782          $740,551      $45,696           $48,697           $52,466
6        $108,811     $733,587          $737,218          $742,047      $47,188           $50,819           $55,649
7        $128,279     $733,396          $737,670          $743,687      $47,387           $51,660           $57,677
8        $148,719     $733,210          $738,139          $745,485      $46,077           $51,006           $58,352
9        $170,182     $733,028          $738,625          $747,455      $43,028           $48,625           $57,455
10       $192,718     $732,850          $739,129          $749,615      $37,986           $44,265           $54,751
15       $323,471     $732,016          $741,943          $763,962       $7,016           $16,943           $38,962
20       $490,347     $731,271          $745,318          $786,670       $6,271           $20,318           $61,670
25       $703,329     $730,605          $749,365          $822,612       $5,605           $24,365           $97,612
30       $975,154     $730,010          $754,219          $879,504       $5,010           $29,219          $154,504
35     $1,322,079     $729,478          $760,039          $969,553       $4,478           $35,039          $244,553
40     $1,764,852     $729,003          $767,019        $1,112,086       $4,003           $42,019          $387,086
42     $1,974,505     $728,827          $770,185        $1,190,138       $3,827           $45,185          $465,138


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,485           $10,256           $12,242
4         $17,352           $19,733           $22,558
5         $27,057           $30,057           $33,826
6         $28,549           $32,180           $37,009
7         $28,747           $33,020           $39,037
8         $28,184           $33,113           $40,459
9         $26,186           $31,783           $40,614
10        $22,202           $28,482           $38,968
15         $7,016           $16,943           $38,962
20         $6,271           $20,318           $61,670
25         $5,605           $24,365           $97,612
30         $5,010           $29,219          $154,504
35         $4,478           $35,039          $244,553
40         $4,003           $42,019          $387,086
42         $3,827           $45,185          $465,138



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

56

-------------------------------------------------------------------------------


                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $520,000 FACE AMOUNT
                    ISSUE AGE: 55 MALE STANDARD NON-NICOTINE
             $18,115 PLANNED PREMIUM FIRST YEAR, $8,115 THEREAFTER
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)



         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $19,021     $529,607          $530,189          $530,770      $13,235           $13,816           $14,398
2         $28,493     $529,394          $530,565          $531,806      $16,887           $18,059           $19,300
3         $38,438     $529,185          $530,956          $532,942      $20,443           $22,214           $24,199
4         $48,881     $528,981          $531,362          $534,187      $26,835           $29,216           $32,040
5         $59,845     $528,782          $531,782          $535,551      $33,261           $36,261           $40,030
6         $71,358     $528,587          $532,218          $537,047      $39,284           $42,915           $47,744
7         $83,447     $528,396          $532,670          $538,687      $45,423           $49,697           $55,714
8         $96,140     $528,210          $533,139          $540,485      $51,744           $56,673           $64,018
9        $109,468     $528,028          $533,625          $542,455      $58,178           $63,775           $72,605
10       $123,462     $527,850          $534,129          $544,615      $64,738           $71,017           $81,503
15       $204,655     $527,016          $536,943          $558,962      $91,555          $101,483          $123,501
20       $308,280     $526,271          $540,318          $581,670     $110,566          $124,613          $165,964
25       $440,534     $525,605          $544,365          $617,612     $128,281          $147,041          $220,288
30       $609,328     $525,010          $549,219          $674,504     $124,539          $148,747          $274,032
35       $824,757     $524,478          $555,039          $764,553      $21,077           $51,638          $261,152
40     $1,099,705     $524,003          $562,019          $907,086       $4,003           $42,019          $387,086
45     $1,450,615     $523,578          $570,388        $1,132,692       $3,578           $50,388          $612,692


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,485           $10,256           $12,242
4         $12,413           $14,794           $17,619
5         $19,308           $22,309           $26,078
6         $26,103           $29,734           $34,563
7         $33,018           $37,291           $43,309
8         $40,309           $45,238           $52,584
9         $47,419           $53,016           $61,847
10        $54,650           $60,929           $71,415
15        $86,506           $96,433          $118,452
20       $110,566          $124,613          $165,964
25       $128,281          $147,041          $220,288
30       $124,539          $148,747          $274,032
35        $21,077           $51,638          $261,152
40         $4,003           $42,019          $387,086
45         $3,578           $50,388          $612,692



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No represen-tation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------


                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $520,000 FACE AMOUNT
                    ISSUE AGE: 55 MALE STANDARD NON-NICOTINE
             $18,115 PLANNED PREMIUM FIRST YEAR, $8,115 THEREAFTER
                         (BASED ON GUARANTEED CHARGES)



         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $19,021     $529,607          $530,189          $530,770      $13,204           $13,786           $14,367
2         $28,493     $529,394          $530,565          $531,806      $16,485           $17,657           $18,898
3         $38,438     $529,185          $530,956          $532,942      $19,652           $21,423           $23,409
4         $48,881     $528,981          $531,362          $534,187      $25,637           $28,018           $30,843
5         $59,845     $528,782          $531,782          $535,551      $31,636           $34,636           $38,406
6         $71,358     $528,587          $532,218          $537,047      $33,382           $37,013           $41,842
7         $83,447     $528,396          $532,670          $538,687      $34,545           $38,819           $44,836
8         $96,140     $528,210          $533,139          $540,485      $34,989           $39,918           $47,264
9        $109,468     $528,028          $533,625          $542,455      $34,567           $40,164           $48,995
10       $123,462     $527,850          $534,129          $544,615      $33,124           $39,404           $49,890
15       $204,655     $527,016          $536,943          $558,962       $7,016           $16,943           $38,962
20       $308,280     $526,271          $540,318          $581,670       $6,271           $20,318           $61,670
25       $440,534     $525,605          $544,365          $617,612       $5,605           $24,365           $97,612
30       $609,328     $525,010          $549,219          $674,504       $5,010           $29,219          $154,504
35       $824,757     $524,478          $555,039          $764,553       $4,478           $35,039          $244,553
40     $1,099,705     $524,003          $562,019          $907,086       $4,003           $42,019          $387,086
45     $1,450,615     $523,578          $570,388        $1,132,692       $3,742           $46,857          $612,692


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,485           $10,256           $12,242
4         $11,216           $13,596           $16,421
5         $17,684           $20,684           $24,453
6         $20,200           $23,831           $28,661
7         $22,139           $26,413           $32,430
8         $23,554           $28,483           $35,829
9         $23,809           $29,406           $38,236
10        $23,036           $29,316           $39,802
15         $7,016           $16,943           $38,962
20         $6,271           $20,318           $61,670
25         $5,605           $24,365           $97,612
30         $5,010           $29,219          $154,504
35         $4,478           $35,039          $244,553
40         $4,003           $42,019          $387,086
45         $3,742           $46,857          $612,692



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representa-tion can be made that these rates of return can be achieved for any one year or sustained over a period of time.

58

-------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-551-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-3072-03

                                     PART B

HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION (PART B)
HARTFORD QUANTUM II
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 1, 2007
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2007

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                          PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               4

HARTFORD LIFE INSURANCE COMPANY                                            3

-------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I -- was established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 21, 2007 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL I (the "Account") as of December 31, 2006, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 19, 2007, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


DISTRIBUTION OF THE POLICIES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").


Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2006: $5,594,705; 2005:
4,412,743; and 2004: $5,710,107. HESCO did not retain any of these commissions.


HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are registered representatives ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO. See the Prospectus for more information about compensation.

4                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT CHARGES


PREMIUM CHARGE -- The premium charge under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.


REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.


UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the Planned Premiums and the initial Face Amount in the policy application. Policies generally will be issued only on the lives of insureds between the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.


The Cost of Insurance charge is to cover our anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insured's risk class. We will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.

INCREASES IN FACE AMOUNT -- At any time after the first Policy Year, You may request in Writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect. We reserve the right to limit the number of increases made under the Policy to not more than one in any 12 month period.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as premium base loads, mortality and expense risk charges, cost of insurance, administrative and issue charges, and surrender charges. These charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

HARTFORD LIFE INSURANCE COMPANY                                            5

-------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account VL I (the "Account") as of December 31, 2006 and the related statements of operations and changes in net assets, and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting the Hartford Life Insurance Company Separate Account VL I as of December 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 19, 2007

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN VP     ALLIANCEBERNSEIN VP
                                     INTERNATIONAL            SMALL/MID CAP         AIM V.I. CAPITAL
                                    VALUE PORTFOLIO          VALUE PORTFOLIO       APPRECIATION FUND
                                    SUB-ACCOUNT (A)            SUB-ACCOUNT          SUB-ACCOUNT (B)
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                      --                     --
   Class IB                                     --                      --                     --
   Other class                              41,423                  23,037                 11,845
                                      ============              ==========             ==========
  Cost:
   Class IA                                     --                      --                     --
   Class IB                                     --                      --                     --
   Other class                            $928,247                $394,165               $288,062
                                      ============              ==========             ==========
  Market Value:
   Class IA                                     --                      --                     --
   Class IB                                     --                      --                     --
   Other class                          $1,024,800                $414,661               $310,582
 Due from Hartford Life
  Insurance Company                            109                     336                     --
 Receivable from fund shares
  sold                                          --                      --                     --
 Other assets                                   --                      --                     --
                                      ------------              ----------             ----------
 Total Assets                            1,024,909                 414,997                310,582
                                      ------------              ----------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                      --                     --
 Payable for fund shares
  purchased                                    109                     336                     --
 Other liabilities                              --                      --                     --
                                      ------------              ----------             ----------
 Total Liabilities                             109                     336                     --
                                      ------------              ----------             ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                           $1,024,800                $414,661               $310,582
                                      ============              ==========             ==========

(a)  From inception, May 1, 2006 to December 31, 2006.

(b) Funded as of January 17, 2006

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AIM V.I. CORE         AIM V.I. MID CAP      AIM V.I. SMALL CAP
                                    EQUITY FUND          CORE EQUITY FUND          EQUITY FUND
                                SUB-ACCOUNT (C)(D)         SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                       --                    --
   Class IB                                 --                       --                    --
   Other class                           3,146                  101,899                 6,090
                                     =========             ============             =========
  Cost:
   Class IA                                 --                       --                    --
   Class IB                                 --                       --                    --
   Other class                         $79,436               $1,240,098               $92,351
                                     =========             ============             =========
  Market Value:
   Class IA                                 --                       --                    --
   Class IB                                 --                       --                    --
   Other class                         $85,639               $1,377,681               $92,501
 Due from Hartford Life
  Insurance Company                         --                       49                    --
 Receivable from fund shares
  sold                                      --                       --                    --
 Other assets                                1                       --                    --
                                     ---------             ------------             ---------
 Total Assets                           85,640                1,377,730                92,501
                                     ---------             ------------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                       --                    --
 Payable for fund shares
  purchased                                 --                       49                    --
 Other liabilities                          --                       64                    --
                                     ---------             ------------             ---------
 Total Liabilities                          --                      113                    --
                                     ---------             ------------             ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $85,640               $1,377,617               $92,501
                                     =========             ============             =========

                                                           AMERICAN FUNDS           AMERICAN FUNDS
                                  AIM V.I. CAPITAL        ASSET ALLOCATION         BLUE CHIP INCOME
                                  DEVELOPMENT FUND              FUND               AND GROWTH FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                        --                      --
   Class IB                                  --                        --                      --
   Other class                            9,091                   560,809                 537,445
                                     ==========             =============            ============
  Cost:
   Class IA                                  --                        --                      --
   Class IB                                  --                        --                      --
   Other class                         $161,134                $8,517,705              $5,006,774
                                     ==========             =============            ============
  Market Value:
   Class IA                                  --                        --                      --
   Class IB                                  --                        --                      --
   Other class                         $167,538               $10,223,550              $6,379,471
 Due from Hartford Life
  Insurance Company                          --                     1,501                  12,273
 Receivable from fund shares
  sold                                       --                        --                      --
 Other assets                                --                        --                      --
                                     ----------             -------------            ------------
 Total Assets                           167,538                10,225,051               6,391,744
                                     ----------             -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                        --                      --
 Payable for fund shares
  purchased                                  --                     1,501                  12,273
 Other liabilities                           --                        17                      15
                                     ----------             -------------            ------------
 Total Liabilities                           --                     1,518                  12,288
                                     ----------             -------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $167,538               $10,223,533              $6,379,456
                                     ==========             =============            ============

(c) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(d) From inception, April 28, 2006 to December 31, 2006.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            AMERICAN FUNDS
                                    AMERICAN FUNDS          GLOBAL GROWTH           AMERICAN FUNDS
                                      BOND FUND                  FUND                 GROWTH FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                       --
   Class IB                                    --                      --                       --
   Other class                            403,675                 303,074                  334,176
                                     ============            ============            =============
  Cost:
   Class IA                                    --                      --                       --
   Class IB                                    --                      --                       --
   Other class                         $4,499,920              $4,511,973              $14,648,602
                                     ============            ============            =============
  Market Value:
   Class IA                                    --                      --                       --
   Class IB                                    --                      --                       --
   Other class                         $4,654,369              $7,058,600              $21,414,006
 Due from Hartford Life
  Insurance Company                        79,372                   2,360                    5,240
 Receivable from fund shares
  sold                                         --                      --                       --
 Other assets                                  --                      48                      192
                                     ------------            ------------            -------------
 Total Assets                           4,733,741               7,061,008               21,419,438
                                     ------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                       --
 Payable for fund shares
  purchased                                79,372                   2,360                    5,240
 Other liabilities                             --                      --                       --
                                     ------------            ------------            -------------
 Total Liabilities                         79,372                   2,360                    5,240
                                     ------------            ------------            -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $4,654,369              $7,058,648              $21,414,198
                                     ============            ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS
                                    GROWTH-INCOME             AMERICAN FUNDS           AMERICAN FUNDS
                                         FUND               INTERNATIONAL FUND         NEW WORLD FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                        --                       --
   Class IB                                     --                        --                       --
   Other class                             540,398                   637,025                  218,953
                                    ==============            ==============            =============
  Cost:
   Class IA                                     --                        --                       --
   Class IB                                     --                        --                       --
   Other class                         $17,145,778                $9,322,275               $3,260,856
                                    ==============            ==============            =============
  Market Value:
   Class IA                                     --                        --                       --
   Class IB                                     --                        --                       --
   Other class                         $22,799,402               $13,976,329               $4,685,588
 Due from Hartford Life
  Insurance Company                             --                     4,173                      352
 Receivable from fund shares
  sold                                      47,193                        --                       --
 Other assets                                   87                         5                       16
                                    --------------            --------------            -------------
 Total Assets                           22,846,682                13,980,507                4,685,956
                                    --------------            --------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         47,193                        --                       --
 Payable for fund shares
  purchased                                     --                     4,173                      352
 Other liabilities                              --                        --                       --
                                    --------------            --------------            -------------
 Total Liabilities                          47,193                     4,173                      352
                                    --------------            --------------            -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $22,799,489               $13,976,334               $4,685,604
                                    ==============            ==============            =============

                                   AMERICAN FUNDS
                                    GLOBAL SMALL             FIDELITY VIP              FIDELITY VIP
                                   CAPITALIZATION            ASSET MANAGER            EQUITY-INCOME
                                        FUND                   PORTFOLIO                PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                        --
   Class IB                                    --                       --                        --
   Other class                            215,945                   99,135                   815,577
                                    =============            =============            ==============
  Cost:
   Class IA                                    --                       --                        --
   Class IB                                    --                       --                        --
   Other class                         $2,802,552               $1,620,364               $18,255,453
                                    =============            =============            ==============
  Market Value:
   Class IA                                    --                       --                        --
   Class IB                                    --                       --                        --
   Other class                         $5,320,893               $1,557,412               $21,365,900
 Due from Hartford Life
  Insurance Company                           140                       --                        --
 Receivable from fund shares
  sold                                         --                       --                    38,076
 Other assets                                  55                       --                        --
                                    -------------            -------------            --------------
 Total Assets                           5,321,088                1,557,412                21,403,976
                                    -------------            -------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                       --                    38,076
 Payable for fund shares
  purchased                                   140                       --                        --
 Other liabilities                             --                        1                       147
                                    -------------            -------------            --------------
 Total Liabilities                            140                        1                    38,223
                                    -------------            -------------            --------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $5,320,948               $1,557,411               $21,365,753
                                    =============            =============            ==============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     FIDELITY VIP            FIDELITY VIP           FIDELITY VIP
                                      CONTRAFUND               OVERSEAS               MID CAP
                                      PORTFOLIO               PORTFOLIO              PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                    --
   Class IB                                    --                      --                    --
   Other class                             52,201                  94,316                23,779
                                     ============            ============            ==========
  Cost:
   Class IA                                    --                      --                    --
   Class IB                                    --                      --                    --
   Other class                         $1,651,834              $1,709,955              $795,487
                                     ============            ============            ==========
  Market Value:
   Class IA                                    --                      --                    --
   Class IB                                    --                      --                    --
   Other class                         $1,623,977              $2,260,747              $814,427
 Due from Hartford Life
  Insurance Company                           588                      --                   211
 Receivable from fund shares
  sold                                         --                      --                    --
 Other assets                                  --                      --                    --
                                     ------------            ------------            ----------
 Total Assets                           1,624,565               2,260,747               814,638
                                     ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                    --
 Payable for fund shares
  purchased                                   588                      --                   211
 Other liabilities                             --                      17                    --
                                     ------------            ------------            ----------
 Total Liabilities                            588                      17                   211
                                     ------------            ------------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $1,623,977              $2,260,730              $814,427
                                     ============            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         FRANKLIN SMALL
                                 FRANKLIN INCOME           CAP VALUE             MUTUAL SHARES
                                 SECURITIES FUND        SECURITIES FUND         SECURITIES FUND
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                      --                      --
   Class IB                                 --                      --                      --
   Other class                          40,776                 270,079                 203,250
                                    ==========            ============            ============
  Cost:
   Class IA                                 --                      --                      --
   Class IB                                 --                      --                      --
   Other class                        $676,870              $3,857,899              $3,314,176
                                    ==========            ============            ============
  Market Value:
   Class IA                                 --                      --                      --
   Class IB                                 --                      --                      --
   Other class                        $707,863              $5,074,791              $4,160,521
 Due from Hartford Life
  Insurance Company                      6,673                      98                   6,625
 Receivable from fund shares
  sold                                      --                      --                      --
 Other assets                               --                       2                      --
                                    ----------            ------------            ------------
 Total Assets                          714,536               5,074,891               4,167,146
                                    ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                      --                      --
 Payable for fund shares
  purchased                              6,673                      98                   6,625
 Other liabilities                          --                      --                       1
                                    ----------            ------------            ------------
 Total Liabilities                       6,673                      98                   6,626
                                    ----------            ------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $707,863              $5,074,793              $4,160,520
                                    ==========            ============            ============

                                    TEMPLETON                                     HARTFORD
                                GROWTH SECURITIES      MUTUAL DISCOVERY           ADVISERS
                                       FUND            SECURITIES FUND            HLS FUND
                                 SUB-ACCOUNT (A)       SUB-ACCOUNT (A)           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                1,422,332
   Class IB                                 --                    --                       --
   Other class                          11,787                18,426                       --
                                    ==========            ==========            =============
  Cost:
   Class IA                                 --                    --              $33,134,089
   Class IB                                 --                    --                       --
   Other class                        $175,092              $367,638                       --
                                    ==========            ==========            =============
  Market Value:
   Class IA                                 --                    --              $32,142,603
   Class IB                                 --                    --                       --
   Other class                        $187,772              $400,390                       --
 Due from Hartford Life
  Insurance Company                      6,202                    --                       --
 Receivable from fund shares
  sold                                      --                    --                   81,657
 Other assets                               --                    --                       --
                                    ----------            ----------            -------------
 Total Assets                          193,974               400,390               32,224,260
                                    ----------            ----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    --                   81,657
 Payable for fund shares
  purchased                              6,202                    --                       --
 Other liabilities                          --                    --                       39
                                    ----------            ----------            -------------
 Total Liabilities                       6,202                    --                   81,696
                                    ----------            ----------            -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $187,772              $400,390              $32,142,564
                                    ==========            ==========            =============

(a)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  HARTFORD        HARTFORD       HARTFORD
                                    TOTAL         CAPITAL      DIVIDEND AND
                                 RETURN BOND    APPRECIATION      GROWTH
                                  HLS FUND        HLS FUND       HLS FUND
                                 SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                         2,834,757       1,959,279      1,532,627
   Class IB                                --              --             --
   Other class                             --              --             --
                                =============  ==============  =============
  Cost:
   Class IA                       $31,434,783     $87,111,486    $29,217,287
   Class IB                                --              --             --
   Other class                             --              --             --
                                =============  ==============  =============
  Market Value:
   Class IA                       $31,856,804    $104,799,784    $34,930,872
   Class IB                                --              --             --
   Other class                             --              --             --
 Due from Hartford Life
  Insurance Company                   179,146              --             --
 Receivable from fund shares
  sold                                     --         148,082         24,273
 Other assets                             148              59             67
                                -------------  --------------  -------------
 Total Assets                      32,036,098     104,947,925     34,955,212
                                -------------  --------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --         148,082         24,273
 Payable for fund shares
  purchased                           179,146              --             --
 Other liabilities                         --              --             --
                                -------------  --------------  -------------
 Total Liabilities                    179,146         148,082         24,273
                                -------------  --------------  -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                     $31,856,952    $104,799,843    $34,930,939
                                =============  ==============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    HARTFORD              HARTFORD              HARTFORD
                                 GLOBAL ADVISERS       GLOBAL LEADERS       GLOBAL TECHNOLOGY
                                    HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             7,058                 6,835                15,764
   Class IB                                --                    --                    --
   Other class                             --                    --                    --
                                    =========            ==========             =========
  Cost:
   Class IA                           $82,842              $108,267               $79,231
   Class IB                                --                    --                    --
   Other class                             --                    --                    --
                                    =========            ==========             =========
  Market Value:
   Class IA                           $89,730              $137,317               $95,308
   Class IB                                --                    --                    --
   Other class                             --                    --                    --
 Due from Hartford Life
  Insurance Company                        --                    --                    --
 Receivable from fund shares
  sold                                     --                    --                    --
 Other assets                              80                     1                     1
                                    ---------            ----------             ---------
 Total Assets                          89,810               137,318                95,309
                                    ---------            ----------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                    --                    --
 Payable for fund shares
  purchased                                --                    --                    --
 Other liabilities                         --                    --                    --
                                    ---------            ----------             ---------
 Total Liabilities                         --                    --                    --
                                    ---------            ----------             ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $89,810              $137,318               $95,309
                                    =========            ==========             =========

                                                              HARTFORD
                                      HARTFORD                 GROWTH            HARTFORD
                                 DISCIPLINED EQUITY        OPPORTUNITIES           INDEX
                                      HLS FUND                HLS FUND           HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              158,956                  56,870             983,665
   Class IB                                   --                      --                  --
   Other class                                --                      --                  --
                                    ============            ============       =============
  Cost:
   Class IA                           $1,894,112              $1,469,808         $26,016,213
   Class IB                                   --                      --                  --
   Other class                                --                      --                  --
                                    ============            ============       =============
  Market Value:
   Class IA                           $2,238,714              $1,713,494         $31,835,652
   Class IB                                   --                      --                  --
   Other class                                --                      --                  --
 Due from Hartford Life
  Insurance Company                          423                      41               4,169
 Receivable from fund shares
  sold                                        --                      --                  --
 Other assets                                  5                       1                 336
                                    ------------            ------------       -------------
 Total Assets                          2,239,142               1,713,536          31,840,157
                                    ------------            ------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                  --
 Payable for fund shares
  purchased                                  423                      41               4,169
 Other liabilities                            --                      --                  --
                                    ------------            ------------       -------------
 Total Liabilities                           423                      41               4,169
                                    ------------            ------------       -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $2,238,719              $1,713,495         $31,835,988
                                    ============            ============       =============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD           HARTFORD
                                    INTERNATIONAL       INTERNATIONAL    HARTFORD
                                    SMALL COMPANY       OPPORTUNITIES     MIDCAP
                                       HLS FUND           HLS FUND       HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               104,699           1,177,137        838,752
   Class IB                                    --                  --             --
   Other class                                 --                  --             --
                                     ============       =============  =============
  Cost:
   Class IA                            $1,515,396         $15,469,015    $19,296,096
   Class IB                                    --                  --             --
   Other class                                 --                  --             --
                                     ============       =============  =============
  Market Value:
   Class IA                            $1,756,117         $17,915,757    $22,638,721
   Class IB                                    --                  --             --
   Other class                                 --                  --             --
 Due from Hartford Life
  Insurance Company                           254               3,203          2,437
 Receivable from fund shares
  sold                                         --                  --             --
 Other assets                                   5                  --             50
                                     ------------       -------------  -------------
 Total Assets                           1,756,376          17,918,960     22,641,208
                                     ------------       -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                  --             --
 Payable for fund shares
  purchased                                   254               3,203          2,437
 Other liabilities                             --                  30             --
                                     ------------       -------------  -------------
 Total Liabilities                            254               3,233          2,437
                                     ------------       -------------  -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $1,756,122         $17,915,727    $22,638,771
                                     ============       =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                HARTFORD                 HARTFORD
                                    MIDCAP VALUE            MONEY MARKET         MORTGAGE SECURITIES
                                      HLS FUND                HLS FUND                 HLS FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              175,928               24,772,849                 562,403
   Class IB                                   --                       --                      --
   Other class                                --                       --                      --
                                    ============            =============            ============
  Cost:
   Class IA                           $2,184,846              $24,772,849              $6,243,490
   Class IB                                   --                       --                      --
   Other class                                --                       --                      --
                                    ============            =============            ============
  Market Value:
   Class IA                           $2,494,375              $24,772,849              $6,082,729
   Class IB                                   --                       --                      --
   Other class                                --                       --                      --
 Due from Hartford Life
  Insurance Company                           32                   57,674                   2,522
 Receivable from fund shares
  sold                                        --                       --                      --
 Other assets                                 --                    3,256                      15
                                    ------------            -------------            ------------
 Total Assets                          2,494,407               24,833,779               6,085,266
                                    ------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                       --                      --
 Payable for fund shares
  purchased                                   32                   57,674                   2,522
 Other liabilities                            13                       --                      --
                                    ------------            -------------            ------------
 Total Liabilities                            45                   57,674                   2,522
                                    ------------            -------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $2,494,362              $24,776,105              $6,082,744
                                    ============            =============            ============

                                      HARTFORD            HARTFORD            HARTFORD
                                    SMALL COMPANY           STOCK       VALUE OPPORTUNITIES
                                      HLS FUND            HLS FUND            HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               585,551             759,072            159,740
   Class IB                                    --                  --                 --
   Other class                                 --                  --                 --
                                    =============       =============       ============
  Cost:
   Class IA                            $9,855,865         $32,306,468         $2,612,465
   Class IB                                    --                  --                 --
   Other class                                 --                  --                 --
                                    =============       =============       ============
  Market Value:
   Class IA                           $11,164,631         $39,906,846         $3,152,525
   Class IB                                    --                  --                 --
   Other class                                 --                  --                 --
 Due from Hartford Life
  Insurance Company                         6,568               3,874                422
 Receivable from fund shares
  sold                                         --                  --                 --
 Other assets                                 571                  --                 --
                                    -------------       -------------       ------------
 Total Assets                          11,171,770          39,910,720          3,152,947
                                    -------------       -------------       ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                  --                 --
 Payable for fund shares
  purchased                                 6,568               3,874                422
 Other liabilities                             --                  65                 10
                                    -------------       -------------       ------------
 Total Liabilities                          6,568               3,939                432
                                    -------------       -------------       ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $11,165,202         $39,906,781         $3,152,515
                                    =============       =============       ============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    LORD ABBETT           LORD ABBETT
                                  AMERICA'S VALUE          GROWTH AND          MFS INVESTORS
                                     PORTFOLIO          INCOME PORTFOLIO       TRUST SERIES
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (B)
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                    --                  --
   Class IB                                  --                    --                  --
   Other class                            8,905                 8,348                 401
                                     ==========            ==========             =======
  Cost:
   Class IA                                  --                    --                  --
   Class IB                                  --                    --                  --
   Other class                         $129,673              $236,185              $8,278
                                     ==========            ==========             =======
  Market Value:
   Class IA                                  --                    --                  --
   Class IB                                  --                    --                  --
   Other class                         $136,072              $244,921              $8,695
 Due from Hartford Life
  Insurance Company                          --                    --                  --
 Receivable from fund shares
  sold                                       --                    --                  --
 Other assets                                --                    --                  --
                                     ----------            ----------             -------
 Total Assets                           136,072               244,921               8,695
                                     ----------            ----------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                    --                  --
 Payable for fund shares
  purchased                                  --                    --                  --
 Other liabilities                           --                    --                  --
                                     ----------            ----------             -------
 Total Liabilities                           --                    --                  --
                                     ----------            ----------             -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $136,072              $244,921              $8,695
                                     ==========            ==========             =======

(b) Funded as of January 17, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                 OPPENHEIMER
                                     MFS NEW               MFS TOTAL         CAPITAL APPRECIATION
                                 DISCOVERY SERIES        RETURN SERIES               FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                      --                    --
   Class IB                                 --                      --                    --
   Other class                          17,807                 104,273                 7,090
                                    ==========            ============            ==========
  Cost:
   Class IA                                 --                      --                    --
   Class IB                                 --                      --                    --
   Other class                        $244,674              $2,051,382              $263,949
                                    ==========            ============            ==========
  Market Value:
   Class IA                                 --                      --                    --
   Class IB                                 --                      --                    --
   Other class                        $310,191              $2,282,539              $291,316
 Due from Hartford Life
  Insurance Company                        244                   3,869                    --
 Receivable from fund shares
  sold                                      --                      --                    --
 Other assets                                3                      --                    --
                                    ----------            ------------            ----------
 Total Assets                          310,438               2,286,408               291,316
                                    ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                      --                    --
 Payable for fund shares
  purchased                                244                   3,869                    --
 Other liabilities                          --                     135                    --
                                    ----------            ------------            ----------
 Total Liabilities                         244                   4,004                    --
                                    ----------            ------------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $310,194              $2,282,404              $291,316
                                    ==========            ============            ==========

                                   OPPENHEIMER           OPPENHEIMER           PUTNAM VT
                                GLOBAL SECURITIES        MAIN STREET          DIVERSIFIED
                                       FUND                 FUND              INCOME FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                   --                74,266
   Class IB                                 --                   --                    --
   Other class                          17,494                2,095                    --
                                    ==========            =========            ==========
  Cost:
   Class IA                                 --                   --              $817,645
   Class IB                                 --                   --                    --
   Other class                        $595,554              $47,425                    --
                                    ==========            =========            ==========
  Market Value:
   Class IA                                 --                   --              $660,224
   Class IB                                 --                   --                    --
   Other class                        $638,356              $51,488                    --
 Due from Hartford Life
  Insurance Company                         --                   --                    --
 Receivable from fund shares
  sold                                      --                   --                    --
 Other assets                               --                   --                    --
                                    ----------            ---------            ----------
 Total Assets                          638,356               51,488               660,224
                                    ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   --                    --
 Payable for fund shares
  purchased                                 --                   --                    --
 Other liabilities                          --                   --                    --
                                    ----------            ---------            ----------
 Total Liabilities                          --                   --                    --
                                    ----------            ---------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $638,356              $51,488              $660,224
                                    ==========            =========            ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   PUTNAM VT GLOBAL       PUTNAM VT      PUTNAM VT
                                   ASSET ALLOCATION     GLOBAL EQUITY   GROWTH AND
                                         FUND               FUND        INCOME FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               168,479             992,219      1,066,726
   Class IB                                    --               1,894          7,466
   Other class                                 --                  --             --
                                     ============       =============  =============
  Cost:
   Class IA                            $2,293,483         $15,543,173    $23,812,676
   Class IB                                    --              19,049        189,893
   Other class                                 --                  --             --
                                     ============       =============  =============
  Market Value:
   Class IA                            $2,779,898         $13,573,559    $31,511,081
   Class IB                                    --              25,698        219,190
   Other class                                 --                  --             --
 Due from Hartford Life
  Insurance Company                            --                  --         14,153
 Receivable from fund shares
  sold                                         --              89,583             --
 Other assets                                   3                  74             66
                                     ------------       -------------  -------------
 Total Assets                           2,779,901          13,688,914     31,744,490
                                     ------------       -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --              89,583             --
 Payable for fund shares
  purchased                                    --                  --         14,153
 Other liabilities                             --                  --             --
                                     ------------       -------------  -------------
 Total Liabilities                             --              89,583         14,153
                                     ------------       -------------  -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $2,779,901         $13,599,331    $31,730,337
                                     ============       =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT
                                 HEALTH SCIENCES            PUTNAM VT               PUTNAM VT
                                       FUND              HIGH YIELD FUND           INCOME FUND
                                   SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             37,564                  864,793                 498,768
   Class IB                                 --                  102,477                  26,340
   Other class                              --                       --                      --
                                    ==========            =============            ============
  Cost:
   Class IA                           $393,357              $10,619,549              $6,509,393
   Class IB                                 --                  766,662                 330,143
   Other class                              --                       --                      --
                                    ==========            =============            ============
  Market Value:
   Class IA                           $514,250               $6,771,329              $6,334,352
   Class IB                                 --                  797,273                 332,141
   Other class                              --                       --                      --
 Due from Hartford Life
  Insurance Company                         --                    3,511                     364
 Receivable from fund shares
  sold                                      --                       --                      --
 Other assets                                2                       --                       6
                                    ----------            -------------            ------------
 Total Assets                          514,252                7,572,113               6,666,863
                                    ----------            -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                       --                      --
 Payable for fund shares
  purchased                                 --                    3,511                     364
 Other liabilities                          --                        9                      --
                                    ----------            -------------            ------------
 Total Liabilities                          --                    3,520                     364
                                    ----------            -------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $514,252               $7,568,593              $6,666,499
                                    ==========            =============            ============

                                    PUTNAM VT                                      PUTNAM VT
                                  INTERNATIONAL            PUTNAM VT             INTERNATIONAL
                                    GROWTH AND           INTERNATIONAL         NEW OPPORTUNITIES
                                   INCOME FUND            EQUITY FUND                 FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             26,483                 439,338                 13,865
   Class IB                                 --                  12,374                     --
   Other class                              --                      --                     --
                                    ==========            ============             ==========
  Cost:
   Class IA                           $366,959              $7,702,659               $189,109
   Class IB                                 --                 198,510                     --
   Other class                              --                      --                     --
                                    ==========            ============             ==========
  Market Value:
   Class IA                           $511,655              $9,129,436               $254,293
   Class IB                                 --                 255,396                     --
   Other class                              --                      --                     --
 Due from Hartford Life
  Insurance Company                         --                   3,350                     --
 Receivable from fund shares
  sold                                      --                      --                     --
 Other assets                                2                      39                     --
                                    ----------            ------------             ----------
 Total Assets                          511,657               9,388,221                254,293
                                    ----------            ------------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                      --                     --
 Payable for fund shares
  purchased                                 --                   3,350                     --
 Other liabilities                          --                      --                     --
                                    ----------            ------------             ----------
 Total Liabilities                          --                   3,350                     --
                                    ----------            ------------             ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $511,657              $9,384,871               $254,293
                                    ==========            ============             ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                           PUTNAM VT               PUTNAM VT
                                     PUTNAM VT            MONEY MARKET         NEW OPPORTUNITIES
                                   INVESTORS FUND             FUND                   FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              43,414               193,310                  697,466
   Class IB                                  --                    --                      866
   Other class                               --                    --                       --
                                     ==========            ==========            =============
  Cost:
   Class IA                            $516,351              $193,310              $11,996,767
   Class IB                                  --                    --                   13,311
   Other class                               --                    --                       --
                                     ==========            ==========            =============
  Market Value:
   Class IA                            $532,687              $193,310              $14,200,405
   Class IB                                  --                    --                   17,355
   Other class                               --                    --                       --
 Due from Hartford Life
  Insurance Company                          --                    --                    2,273
 Receivable from fund shares
  sold                                       --                    --                       --
 Other assets                                 1                    44                       75
                                     ----------            ----------            -------------
 Total Assets                           532,688               193,354               14,220,108
                                     ----------            ----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                    --                       --
 Payable for fund shares
  purchased                                  --                    --                    2,273
 Other liabilities                           --                    --                       --
                                     ----------            ----------            -------------
 Total Liabilities                           --                    --                    2,273
                                     ----------            ----------            -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $532,688              $193,354              $14,217,835
                                     ==========            ==========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          PUTNAM VT             PUTNAM VT
                                    PUTNAM VT           OTC & EMERGING          SMALL CAP
                                  NEW VALUE FUND         GROWTH FUND            VALUE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             48,542                44,042                    --
   Class IB                                 --                    --                 8,532
   Other class                              --                    --                    --
                                    ==========            ==========            ==========
  Cost:
   Class IA                           $561,925              $725,140                    --
   Class IB                                 --                    --              $198,702
   Other class                              --                    --                    --
                                    ==========            ==========            ==========
  Market Value:
   Class IA                           $896,575              $325,032                    --
   Class IB                                 --                    --              $207,076
   Other class                              --                    --                    --
 Due from Hartford Life
  Insurance Company                         --                    --                   353
 Receivable from fund shares
  sold                                      --                    --                    --
 Other assets                                1                     2                    --
                                    ----------            ----------            ----------
 Total Assets                          896,576               325,034               207,429
                                    ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    --                    --
 Payable for fund shares
  purchased                                 --                    --                   353
 Other liabilities                          --                    --                    --
                                    ----------            ----------            ----------
 Total Liabilities                          --                    --                   353
                                    ----------            ----------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $896,576              $325,034              $207,076
                                    ==========            ==========            ==========

                                                           PUTNAM VT
                                    PUTNAM VT              UTILITIES
                                THE GEORGE PUTNAM          GROWTH AND             PUTNAM VT
                                  FUND OF BOSTON          INCOME FUND             VISTA FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             40,827                  83,490                20,724
   Class IB                                 --                      --                    --
   Other class                              --                      --                    --
                                    ==========            ============            ==========
  Cost:
   Class IA                           $425,558                $961,946              $392,679
   Class IB                                 --                      --                    --
   Other class                              --                      --                    --
                                    ==========            ============            ==========
  Market Value:
   Class IA                           $509,111              $1,488,632              $310,037
   Class IB                                 --                      --                    --
   Other class                              --                      --                    --
 Due from Hartford Life
  Insurance Company                         --                      --                    --
 Receivable from fund shares
  sold                                      --                      --                    --
 Other assets                               --                      --                     1
                                    ----------            ------------            ----------
 Total Assets                          509,111               1,488,632               310,038
                                    ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                      --                    --
 Payable for fund shares
  purchased                                 --                      --                    --
 Other liabilities                           1                      --                    --
                                    ----------            ------------            ----------
 Total Liabilities                           1                      --                    --
                                    ----------            ------------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $509,110              $1,488,632              $310,038
                                    ==========            ============            ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                    PUTNAM VT
                                                     CAPITAL               PUTNAM VT            VAN KAMPEN LIT
                                  PUTNAM VT       OPPORTUNITIES          EQUITY INCOME             COMSTOCK
                                VOYAGER FUND           FUND                   FUND                PORTFOLIO
                                 SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                           962,390               --                      --                    --
   Class IB                             9,037           35,469                 139,596                    --
   Other class                             --               --                      --                49,897
                                =============       ==========            ============            ==========
  Cost:
   Class IA                       $27,710,270               --                      --                    --
   Class IB                           241,878         $513,585              $1,938,189                    --
   Other class                             --               --                      --              $670,547
                                =============       ==========            ============            ==========
  Market Value:
   Class IA                       $29,112,309               --                      --                    --
   Class IB                           271,745         $604,395              $2,204,222                    --
   Other class                             --               --                      --              $733,493
 Due from Hartford Life
  Insurance Company                        --               12                      --                    57
 Receivable from fund shares
  sold                                 63,201               --                      --                    --
 Other assets                              76               --                      --                    --
                                -------------       ----------            ------------            ----------
 Total Assets                      29,447,331          604,407               2,204,222               733,550
                                -------------       ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                    63,201               --                      --                    --
 Payable for fund shares
  purchased                                --               12                      --                    57
 Other liabilities                         --               29                       9                    --
                                -------------       ----------            ------------            ----------
 Total Liabilities                     63,201               41                       9                    57
                                -------------       ----------            ------------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                     $29,384,130         $604,366              $2,204,213              $733,493
                                =============       ==========            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                  UNITS
                                                 OWNED BY             UNIT         CONTRACT
SUB-ACCOUNT                                    PARTICIPANTS       FAIR VALUE#     LIABILITY
----------------------------------------------------------------------------------------------
AllianceBernstein VP International Value
 Portfolio -- Class B                                83,221         $12.314196      $1,024,800
AllianceBernstein VP Small/Mid Cap Value
 Portfolio -- Class B                                36,117          11.480951         414,661
AIM V.I. Capital Appreciation Fund --
 Class S1                                            27,579          11.261514         310,582
AIM V.I. Core Equity Fund -- Class S1                 5,903          14.507758          85,640
AIM V.I. Mid Cap Core Equity Fund --
 Class S1                                            88,748          15.522798       1,377,617
AIM V.I. Small Cap Equity Fund -- Class
 S1                                                   7,549          12.253694          92,501
AIM V.I. Capital Development Fund --
 Class S1                                            13,950          12.010285         167,538
American Funds Asset Allocation Fund --
 Class 2                                            681,812          14.994647      10,223,533
American Funds Blue Chip Income and
 Growth Fund -- Class 2                             398,044          16.027025       6,379,456
American Funds Bond Fund -- Class 2                 392,511          11.857928       4,654,369
American Funds Global Growth Fund --
 Class 2                                          4,719,493           1.495637       7,058,648
American Funds Growth Fund -- Class 2            18,156,380           1.179431      21,414,198
American Funds Growth-Income Fund --
 Class 2                                         15,620,742           1.459565      22,799,489
American Funds International Fund --
 Class 2                                            645,353          21.656876      13,976,334
American Funds New World Fund -- Class
 2                                                  198,295          23.629455       4,685,604
American Funds Global Small
 Capitalization Fund -- Class 2                   2,617,299           2.032992       5,320,948
Fidelity VIP Asset Manager Portfolio --
 Class INIT                                         685,090           2.273295       1,557,411
Fidelity VIP Equity-Income Portfolio --
 Class INIT                                       6,426,390           3.297550      21,191,343
Fidelity VIP Equity-Income Portfolio --
 Class SRV2                                          14,000          12.458100         174,410
Fidelity VIP Contrafund Portfolio --
 Class SRV2                                         136,335          11.911647       1,623,977
Fidelity VIP Overseas Portfolio -- Class
 INIT                                               890,349           2.539150       2,260,730
Fidelity VIP Mid Cap Portfolio -- Class
 SRV2                                                68,151          11.950350         814,427
Franklin Income Securities Fund -- Class
 2                                                   61,860          11.443038         707,863
Franklin Small Cap Value Securities Fund
 -- Class 2                                         264,822          19.163059       5,074,793
Mutual Shares Securities Fund -- Class
 2                                                  248,134          16.767268       4,160,520
Templeton Growth Securities Fund --
 Class 2                                             16,074          11.681704         187,772
Mutual Discovery Securities Fund --
 Class 2                                             35,022          11.432675         400,390
Hartford Advisers HLS Fund -- Class IA           10,057,330           3.195934      32,142,564
Hartford Total Return Bond HLS Fund --
 Class IA                                        13,485,760           2.362266      31,856,952
Hartford Capital Appreciation HLS Fund
 -- Class IA                                     15,953,011           6.569283     104,799,843
Hartford Dividend and Growth HLS Fund --
 Class IA                                         8,585,977           4.068371      34,930,939
Hartford Global Advisers HLS Fund --
 Class IA                                            58,559           1.533670          89,810
Hartford Global Leaders HLS Fund --
 Class IA                                           106,274           1.292115         137,318
Hartford Global Technology HLS Fund --
 Class IA                                           104,859           0.908928          95,309
Hartford Disciplined Equity HLS Fund --
 Class IA                                         1,458,671           1.534766       2,238,719
Hartford Growth Opportunities HLS Fund
 -- Class IA                                         92,944          18.435854       1,713,495
Hartford Index HLS Fund -- Class IA               8,456,949           3.764477      31,835,988
Hartford International Small Company HLS
 Fund -- Class IA                                    75,865          23.147960       1,756,122
Hartford International Opportunities HLS
 Fund -- Class IA                                 6,082,069           2.945663      17,915,727
Hartford MidCap HLS Fund -- Class IA              6,229,261           3.634263      22,638,771
Hartford MidCap Value HLS Fund -- Class
 IA                                                 131,295          18.998199       2,494,362
Hartford Money Market HLS Fund -- Class
 IA                                              14,790,918           1.675089      24,776,105
Hartford Mortgage Securities HLS Fund --
 Class IA                                         2,843,706           2.139020       6,082,744
Hartford Small Company HLS Fund -- Class
 IA                                               5,009,502           2.228805      11,165,202
Hartford Stock HLS Fund -- Class IA              10,375,158           3.846378      39,906,781
Hartford Value Opportunities HLS Fund --
 Class IA                                           167,032          18.873752       3,152,515
Lord Abbett America's Value Portfolio --
 Class VC                                            11,867          11.466028         136,072
Lord Abbett Growth and Income Portfolio
 -- Class VC                                         20,139          12.161720         244,921

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                  UNITS
                                                 OWNED BY             UNIT         CONTRACT
SUB-ACCOUNT                                    PARTICIPANTS       FAIR VALUE#     LIABILITY
----------------------------------------------------------------------------------------------
MFS Investors Trust Series -- Class INIT                737         $11.794638          $8,695
MFS New Discovery Series -- Class INIT               20,168          15.380400         310,194
MFS Total Return Series -- Class INIT               165,378          13.801173       2,282,404
Oppenheimer Capital Appreciation Fund --
 Class SRV                                           25,978          11.214030         291,316
Oppenheimer Global Securities Fund --
 Class SRV                                           50,783          12.570301         638,356
Oppenheimer Main Street Fund -- Class
 SRV                                                  4,329          11.893698          51,488
Putnam VT Diversified Income Fund --
 Class IA                                            31,711          20.819828         660,224
Putnam VT Global Asset Allocation Fund
 -- Class IA                                         96,878          28.694786       2,779,901
Putnam VT Global Equity Fund -- Class
 IA                                                 455,485          29.800420      13,573,633
Putnam VT Global Equity Fund -- Class
 IB                                                   1,455          17.658324          25,698
Putnam VT Growth and Income Fund --
 Class IA                                           846,425          37.228527      31,511,147
Putnam VT Growth and Income Fund --
 Class IB                                            14,234          15.399391         219,190
Putnam VT Health Sciences Fund -- Class
 IA                                                  35,740          14.388482         514,252
Putnam VT High Yield Fund -- Class IA               269,305          25.143715       6,771,321
Putnam VT High Yield Fund -- Class IB                57,876          13.775449         797,272
Putnam VT Income Fund -- Class IA                   297,132          21.318359       6,334,358
Putnam VT Income Fund -- Class IB                    29,866          11.120988         332,141
Putnam VT International Growth and
 Income Fund -- Class IA                             24,728          20.691059         511,657
Putnam VT International Equity Fund --
 Class IA                                           453,328          20.138797       9,129,475
Putnam VT International Equity Fund --
 Class IB                                            12,951          19.719498         255,396
Putnam VT International New
 Opportunities Fund -- Class IA                      14,846          17.128684         254,293
Putnam VT Investors Fund -- Class IA                 43,534          12.236223         532,688
Putnam VT Money Market Fund -- Class IA             116,312           1.662379         193,354
Putnam VT New Opportunities Fund --
 Class IA                                           580,264          24.472443      14,200,480
Putnam VT New Opportunities Fund --
 Class IB                                             1,144          15.175568          17,355
Putnam VT New Value Fund -- Class IA                 41,358          21.678201         896,576
Putnam VT OTC & Emerging Growth Fund --
 Class IA                                            40,760           7.974374         325,034
Putnam VT Small Cap Value Fund -- Class
 IB                                                  17,547          11.801519         207,076
Putnam VT The George Putnam Fund of
 Boston -- Class IA                                  31,998          15.910698         509,110
Putnam VT Utilities Growth and Income
 Fund -- Class IA                                    46,977          31.688447       1,488,632
Putnam VT Vista Fund -- Class IA                     22,747          13.629598         310,038
Putnam VT Voyager Fund -- Class IA                  902,677          32.251178      29,112,384
Putnam VT Voyager Fund -- Class IB                   20,704          13.125279         271,746
Putnam VT Capital Opportunities Fund --
 Class IB                                            33,514          18.033203         604,366
Putnam VT Equity Income Fund -- Class
 IB                                                 138,326          15.934960       2,204,213
Van Kampen LIT Comstock Portfolio --
 Class II                                            60,893          12.045674         733,493

#  Rounded unit values

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN      ALLIANCEBERNSTEIN
                                  VP INTERNATIONAL       VP SMALL/MID CAP       AIM V.I. CAPITAL
                                   VALUE PORTFOLIO        VALUE PORTFOLIO       APPRECIATION FUND
                                   SUB-ACCOUNT (A)          SUB-ACCOUNT          SUB-ACCOUNT (B)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $228                   $481                   $176
                                      ---------              ---------              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                      60                 (4,330)                    93
 Net realized gain on
  distributions                             324                 14,210                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            96,553                 20,416                 22,520
                                      ---------              ---------              ---------
  Net gain (loss) on
   investments                           96,937                 30,296                 22,613
                                      ---------              ---------              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $97,165                $30,777                $22,789
                                      =========              =========              =========

(a)  From inception, May 1, 2006 to December 31, 2006.

(b) Funded as of January 17, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                            AIM V.I. MID
                                    AIM V.I. CORE             CAP CORE          AIM V.I. SMALL
                                     EQUITY FUND            EQUITY FUND         CAP EQUITY FUND
                                 SUB-ACCOUNT (C)(D)         SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $1,198                 $13,159                $ --
                                      ---------              ----------             -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   9,873                  49,691                  (5)
 Net realized gain on
  distributions                              --                 140,204               3,524
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (922)                (39,155)                145
                                      ---------              ----------             -------
  Net gain (loss) on
   investments                            8,951                 150,740               3,664
                                      ---------              ----------             -------
  Net increase (decrease) in
   net assets resulting from
   operations                           $10,149                $163,899              $3,664
                                      =========              ==========             =======

                                                           AMERICAN            AMERICAN FUNDS
                                AIM V.I. CAPITAL            FUNDS                BLUE CHIP
                                   DEVELOPMENT         ASSET ALLOCATION          INCOME AND
                                      FUND                   FUND               GROWTH FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                $212,310               $65,037
                                    ---------            ------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 5,967                   8,878                 1,079
 Net realized gain on
  distributions                         2,570                 115,068               294,121
 Net unrealized appreciation
  (depreciation) of
  investments during the year           6,400                 902,635               545,753
                                    ---------            ------------            ----------
  Net gain (loss) on
   investments                         14,937               1,026,581               840,953
                                    ---------            ------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $14,937              $1,238,891              $905,990
                                    =========            ============            ==========

(c) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(d) From inception, April 28, 2006 to December 31, 2006.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          AMERICAN FUNDS
                                   AMERICAN FUNDS         GLOBAL GROWTH           AMERICAN FUNDS
                                     BOND FUND                 FUND                GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $153,120                 $51,981                $164,686
                                     ----------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   1,214                   2,908                 160,183
 Net realized gain on
  distributions                              --                      --                 130,415
 Net unrealized appreciation
  (depreciation) of
  investments during the year           123,788               1,059,789               1,572,566
                                     ----------            ------------            ------------
  Net gain (loss) on
   investments                          125,002               1,062,697               1,863,164
                                     ----------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $278,122              $1,114,678              $2,027,850
                                     ==========            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS
                                   GROWTH-INCOME           AMERICAN FUNDS         AMERICAN FUNDS
                                        FUND             INTERNATIONAL FUND       NEW WORLD FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $333,870                $210,826               $40,908
                                    ------------            ------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   74,057                   6,709               105,182
 Net realized gain on
  distributions                          489,446                 106,880                20,454
 Net unrealized appreciation
  (depreciation) of
  investments during the year          2,099,135               1,839,362               822,439
                                    ------------            ------------            ----------
  Net gain (loss) on
   investments                         2,662,638               1,952,951               948,075
                                    ------------            ------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $2,996,508              $2,163,777              $988,983
                                    ============            ============            ==========

                                   AMERICAN FUNDS
                                    GLOBAL SMALL           FIDELITY VIP           FIDELITY VIP
                                   CAPITALIZATION         ASSET MANAGER          EQUITY-INCOME
                                        FUND                PORTFOLIO              PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $23,714               $42,609                $666,732
                                    ------------            ----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   99,974               (13,474)                 91,548
 Net realized gain on
  distributions                          265,029                    --               2,418,397
 Net unrealized appreciation
  (depreciation) of
  investments during the year            703,821                80,772                 528,756
                                    ------------            ----------            ------------
  Net gain (loss) on
   investments                         1,068,824                67,298               3,038,701
                                    ------------            ----------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,092,538              $109,907              $3,705,433
                                    ============            ==========            ============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    FIDELITY VIP          FIDELITY VIP         FIDELITY VIP
                                     CONTRAFUND             OVERSEAS              MID CAP
                                     PORTFOLIO             PORTFOLIO             PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $10,349               $19,703                 $265
                                     ----------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (155)               20,858                   15
 Net realized gain on
  distributions                         117,384                13,697               17,659
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (29,501)              313,271               17,959
                                     ----------            ----------            ---------
  Net gain (loss) on
   investments                           87,728               347,826               35,633
                                     ----------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $98,077              $367,529              $35,898
                                     ==========            ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                       FRANKLIN SMALL
                                 FRANKLIN INCOME         CAP VALUE           MUTUAL SHARES
                                 SECURITIES FUND      SECURITIES FUND       SECURITIES FUND
                                 SUB-ACCOUNT (A)        SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $115               $24,341               $51,740
                                    ---------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   976                   337               (18,873)
 Net realized gain on
  distributions                            15               136,203               131,769
 Net unrealized appreciation
  (depreciation) of
  investments during the year          30,993               467,399               424,524
                                    ---------            ----------            ----------
  Net gain (loss) on
   investments                         31,984               603,939               537,420
                                    ---------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $32,099              $628,280              $589,160
                                    =========            ==========            ==========

                                                                                      HARTFORD
                                  TEMPLETON GROWTH        MUTUAL DISCOVERY            ADVISERS
                                   SECURITIES FUND         SECURITIES FUND            HLS FUND
                                   SUB-ACCOUNT (A)         SUB-ACCOUNT (A)          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $15                     $12                 $742,209
                                      ---------               ---------             ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (71)                      9                 (114,107)
 Net realized gain on
  distributions                              41                      42                2,306,576
 Net unrealized appreciation
  (depreciation) of
  investments during the year            12,680                  32,752                  339,491
                                      ---------               ---------             ------------
  Net gain (loss) on
   investments                           12,650                  32,803                2,531,960
                                      ---------               ---------             ------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $12,665                 $32,815               $3,274,169
                                      =========               =========             ============

(a)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          HARTFORD            HARTFORD
                                       HARTFORD            CAPITAL          DIVIDEND AND
                                  TOTAL RETURN BOND     APPRECIATION           GROWTH
                                       HLS FUND           HLS FUND            HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,536,670          $1,347,826           $571,865
                                     ------------       -------------       ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (9,107)            584,418            355,914
 Net realized gain on
  distributions                             4,261          12,723,948          2,422,704
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (52,184)            927,471          2,653,350
                                     ------------       -------------       ------------
  Net gain (loss) on
   investments                            (57,030)         14,235,837          5,431,968
                                     ------------       -------------       ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,479,640         $15,583,663         $6,003,833
                                     ============       =============       ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                                              HARTFORD
                                    HARTFORD             HARTFORD              GLOBAL
                                 GLOBAL ADVISERS      GLOBAL LEADERS         TECHNOLOGY
                                    HLS FUND             HLS FUND             HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $2,669                $1,045                $ --
                                     -------             ---------             -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  419                 4,330               4,243
 Net realized gain on
  distributions                        3,252                 7,306                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,372                 5,134               4,727
                                     -------             ---------             -------
  Net gain (loss) on
   investments                         5,043                16,770               8,970
                                     -------             ---------             -------
  Net increase (decrease) in
   net assets resulting from
   operations                         $7,712               $17,815              $8,970
                                     =======             =========             =======

                                                           HARTFORD
                                     HARTFORD               GROWTH
                                DISCIPLINED EQUITY      OPPORTUNITIES             HARTFORD
                                     HLS FUND              HLS FUND            INDEX HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $23,704               $12,553                $522,545
                                    ----------            ----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 44,016               (16,064)                243,467
 Net realized gain on
  distributions                             --               168,068               3,467,272
 Net unrealized appreciation
  (depreciation) of
  investments during the year          188,840               (12,598)                275,208
                                    ----------            ----------            ------------
  Net gain (loss) on
   investments                         232,856               139,406               3,985,947
                                    ----------            ----------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $256,560              $151,959              $4,508,492
                                    ==========            ==========            ============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HARTFORD               HARTFORD
                                   INTERNATIONAL          INTERNATIONAL         HARTFORD
                                   SMALL COMPANY          OPPORTUNITIES          MIDCAP
                                      HLS FUND               HLS FUND           HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $30,272                $433,911            $242,837
                                     ----------            ------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  50,880                  44,864              50,991
 Net realized gain on
  distributions                         189,457               1,326,384           3,443,595
 Net unrealized appreciation
  (depreciation) of
  investments during the year           153,138               1,745,405          (1,278,054)
                                     ----------            ------------       -------------
  Net gain (loss) on
   investments                          393,475               3,116,653           2,216,532
                                     ----------            ------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $423,747              $3,550,564          $2,459,369
                                     ==========            ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD               HARTFORD               HARTFORD
                                   MIDCAP VALUE           MONEY MARKET        MORTGAGE SECURITIES
                                     HLS FUND               HLS FUND               HLS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $21,551              $1,194,191               $600,251
                                    ----------            ------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 25,700                      --                  4,732
 Net realized gain on
  distributions                        274,344                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           64,979                      --               (333,639)
                                    ----------            ------------            -----------
  Net gain (loss) on
   investments                         365,023                      --               (328,907)
                                    ----------            ------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $386,574              $1,194,191               $271,344
                                    ==========            ============            ===========

                                      HARTFORD                 HARTFORD               HARTFORD
                                    SMALL COMPANY               STOCK           VALUE OPPORTUNITIES
                                      HLS FUND                 HLS FUND               HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $20,269                $506,096               $39,618
                                    -------------            ------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   991,378                (387,757)              (43,760)
 Net realized gain on
  distributions                         1,689,324               2,212,348               389,962
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,122,046)              2,910,870               111,356
                                    -------------            ------------            ----------
  Net gain (loss) on
   investments                          1,558,656               4,735,461               457,558
                                    -------------            ------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,578,925              $5,241,557              $497,176
                                    =============            ============            ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    LORD ABBETT            LORD ABBETT
                                  AMERICA'S VALUE       GROWTH AND INCOME        MFS INVESTORS
                                     PORTFOLIO              PORTFOLIO            TRUST SERIES
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (B)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $3,137                 $2,897                   $1
                                     ---------              ---------                -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     25                    373                    9
 Net realized gain on
  distributions                          2,615                  7,764                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            6,631                  8,784                  417
                                     ---------              ---------                -----
  Net gain (loss) on
   investments                           9,271                 16,921                  426
                                     ---------              ---------                -----
  Net increase (decrease) in
   net assets resulting from
   operations                          $12,408                $19,818                 $427
                                     =========              =========                =====

(b) Funded as of January 17, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                               OPPENHEIMER
                                     MFS NEW              MFS TOTAL              CAPITAL
                                 DISCOVERY SERIES       RETURN SERIES       APPRECIATION FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --               $52,708                  $19
                                    ----------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 83,104                 8,422                1,652
 Net realized gain on
  distributions                         15,023                70,640                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (12,426)              123,637               27,412
                                    ----------            ----------            ---------
  Net gain (loss) on
   investments                          85,701               202,699               29,064
                                    ----------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $85,701              $255,407              $29,083
                                    ==========            ==========            =========

                                   OPPENHEIMER         OPPENHEIMER           PUTNAM VT
                                     GLOBAL            MAIN STREET          DIVERSIFIED
                                 SECURITIES FUND           FUND             INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $910                 $55               $40,211
                                    ---------            --------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (1,283)               (182)              (14,523)
 Net realized gain on
  distributions                         5,640                  --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          41,303               4,078                17,741
                                    ---------            --------            ----------
  Net gain (loss) on
   investments                         45,660               3,896                 3,218
                                    ---------            --------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $46,570              $3,951               $43,429
                                    =========            ========            ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                           PUTNAM VT                                       PUTNAM VT
                          GLOBAL ASSET             PUTNAM VT               GROWTH AND
                        ALLOCATION FUND       GLOBAL EQUITY FUND          INCOME FUND
                          SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                    $93,322                  $77,062                $558,977
                           ----------            -------------            ------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net realized gain
  (loss) on security
  transactions                 32,268               (1,061,521)               (221,489)
 Net realized gain
  on distributions                 --                       --                 745,795
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the year                    224,818                3,770,593               3,588,530
                           ----------            -------------            ------------
  Net gain (loss) on
   investments                257,086                2,709,072               4,112,836
                           ----------            -------------            ------------
  Net increase
   (decrease) in net
   assets resulting
   from operations           $350,408               $2,786,134              $4,671,813
                           ==========            =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT
                                     HEALTH              PUTNAM VT             PUTNAM VT
                                  SCIENCES FUND       HIGH YIELD FUND         INCOME FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,935              $581,267              $293,025
                                    ---------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 8,186               (18,193)                6,890
 Net realized gain on
  distributions                            --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           4,757               184,820                13,032
                                    ---------            ----------            ----------
  Net gain (loss) on
   investments                         12,943               166,627                19,922
                                    ---------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $15,878              $747,894              $312,947
                                    =========            ==========            ==========

                                    PUTNAM VT                                      PUTNAM VT
                                  INTERNATIONAL            PUTNAM VT           INTERNATIONAL NEW
                                    GROWTH AND           INTERNATIONAL           OPPORTUNITIES
                                   INCOME FUND            EQUITY FUND                FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $6,636                 $70,446                $3,751
                                    ----------            ------------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  7,436                 110,741                 1,445
 Net realized gain on
  distributions                             --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          101,053               2,029,697                52,375
                                    ----------            ------------             ---------
  Net gain (loss) on
   investments                         108,489               2,140,438                53,820
                                    ----------            ------------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $115,125              $2,210,884               $57,571
                                    ==========            ============             =========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                         PUTNAM VT            PUTNAM VT
                                     PUTNAM VT             MONEY                 NEW
                                  INVESTORS FUND        MARKET FUND       OPPORTUNITIES FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $3,507             $9,083                 $24,357
                                     ---------            -------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (6,026)                --                 101,820
 Net realized gain on
  distributions                             --                 --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           72,109                 --               1,068,695
                                     ---------            -------            ------------
  Net gain (loss) on
   investments                          66,083                 --               1,170,515
                                     ---------            -------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $69,590             $9,083              $1,194,872
                                     =========            =======            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           PUTNAM VT             PUTNAM VT
                                    PUTNAM VT           OTC & EMERGING           SMALL CAP
                                  NEW VALUE FUND          GROWTH FUND           VALUE FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $11,626                   $ --                 $147
                                    ----------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 37,895               (122,295)                (197)
 Net realized gain on
  distributions                         61,677                     --                4,499
 Net unrealized appreciation
  (depreciation) of
  investments during the year           23,840                162,198                8,210
                                    ----------            -----------            ---------
  Net gain (loss) on
   investments                         123,412                 39,903               12,512
                                    ----------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $135,038                $39,903              $12,659
                                    ==========            ===========            =========

                                                             PUTNAM VT
                                      PUTNAM VT              UTILITIES
                                  THE GEORGE PUTNAM          GROWTH AND            PUTNAM VT
                                   FUND OF BOSTON           INCOME FUND           VISTA FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $17,019                 $41,130                 $ --
                                      ---------              ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  20,494                  17,083              (30,917)
 Net realized gain on
  distributions                          22,003                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             9,135                 267,262               49,688
                                      ---------              ----------            ---------
  Net gain (loss) on
   investments                           51,632                 284,345               18,771
                                      ---------              ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $68,651                $325,475              $18,771
                                      =========              ==========            =========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                PUTNAM VT              PUTNAM VT          VAN KAMPEN LIT
                                       PUTNAM VT                 CAPITAL                 EQUITY              COMSTOCK
                                     VOYAGER FUND          OPPORTUNITIES FUND         INCOME FUND            PORTFOLIO
                                      SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $111,992                   $346                  $9,431               $3,240
                                     -------------              ---------              ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,107,224)                 5,996                     686                   (3)
 Net realized gain on
  distributions                                 --                 25,208                  25,513               15,066
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,598,029                 40,195                 162,240               62,644
                                     -------------              ---------              ----------            ---------
  Net gain (loss) on
   investments                           1,490,805                 71,399                 188,439               77,707
                                     -------------              ---------              ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $1,602,797                $71,745                $197,870              $80,947
                                     =============              =========              ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN      ALLIANCEBERNSTEIN
                                   VP INTERNATIONAL       VP SMALL/MID CAP
                                   VALUE PORTFOLIO        VALUE PORTFOLIO
                                   SUB-ACCOUNT (A)          SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $228                  $481
 Net realized gain (loss) on
  security transactions                        60                (4,330)
 Net realized gain on
  distributions                               324                14,210
 Net unrealized appreciation
  (depreciation) of
  investments during the year              96,553                20,416
                                     ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               97,165                30,777
                                     ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                 12,362                54,745
 Net transfers                            936,739               330,983
 Surrenders for benefit
  payments and fees                            --                   136
 Net loan activity                            218                (3,470)
 Cost of insurance                        (21,684)              (19,804)
                                     ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       927,635               362,590
                                     ------------            ----------
 Net increase (decrease) in
  net assets                            1,024,800               393,367
NET ASSETS:
 Beginning of year                             --                21,294
                                     ------------            ----------
 End of year                           $1,024,800              $414,661
                                     ============            ==========

(a)  From inception, May 1, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                                              AIM V.I. MID
                                  AIM V.I. CAPITAL         AIM V.I. CORE        CAP CORE
                                 APPRECIATION FUND          EQUITY FUND        EQUITY FUND
                                  SUB-ACCOUNT (B)       SUB-ACCOUNT (C)(D)     SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $176                 $1,198              $13,159
 Net realized gain (loss) on
  security transactions                      93                  9,873               49,691
 Net realized gain on
  distributions                              --                     --              140,204
 Net unrealized appreciation
  (depreciation) of
  investments during the year            22,520                   (922)             (39,155)
                                     ----------              ---------        -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             22,789                 10,149              163,899
                                     ----------              ---------        -------------
UNIT TRANSACTIONS:
 Purchases                               19,743                 22,558              296,104
 Net transfers                          276,275                  6,015           (1,038,800)
 Surrenders for benefit
  payments and fees                           7                 (1,051)             (71,240)
 Net loan activity                           --                     --              (15,909)
 Cost of insurance                       (8,232)               (13,809)            (130,208)
                                     ----------              ---------        -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     287,793                 13,713             (960,053)
                                     ----------              ---------        -------------
 Net increase (decrease) in
  net assets                            310,582                 23,862             (796,154)
NET ASSETS:
 Beginning of year                           --                 61,778            2,173,771
                                     ----------              ---------        -------------
 End of year                           $310,582                $85,640           $1,377,617
                                     ==========              =========        =============

                                                                                 AMERICAN
                                 AIM V.I. SMALL       AIM V.I. CAPITAL             FUNDS
                                   CAP EQUITY           DEVELOPMENT          ASSET ALLOCATION
                                      FUND                  FUND                   FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $ --                  $ --                 $212,310
 Net realized gain (loss) on
  security transactions                    (5)                5,967                    8,878
 Net realized gain on
  distributions                         3,524                 2,570                  115,068
 Net unrealized appreciation
  (depreciation) of
  investments during the year             145                 6,400                  902,635
                                    ---------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,664                14,937                1,238,891
                                    ---------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                              4,412                16,167                  928,276
 Net transfers                         83,992               142,259                1,032,220
 Surrenders for benefit
  payments and fees                        --                    (1)                (340,642)
 Net loan activity                         --                (1,819)                (154,596)
 Cost of insurance                     (2,720)               (4,269)                (585,452)
                                    ---------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    85,684               152,337                  879,806
                                    ---------            ----------            -------------
 Net increase (decrease) in
  net assets                           89,348               167,274                2,118,697
NET ASSETS:
 Beginning of year                      3,153                   264                8,104,836
                                    ---------            ----------            -------------
 End of year                          $92,501              $167,538              $10,223,533
                                    =========            ==========            =============

(b) Funded as of January 17, 2006.

(c) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(d) From inception, April 28, 2006 to December 31, 2006.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS
                                      BLUE CHIP
                                      INCOME AND            AMERICAN FUNDS
                                     GROWTH FUND              BOND FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $65,037                $153,120
 Net realized gain (loss) on
  security transactions                     1,079                   1,214
 Net realized gain on
  distributions                           294,121                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             545,753                 123,788
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              905,990                 278,122
                                     ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                465,705                 419,704
 Net transfers                            441,361               1,051,982
 Surrenders for benefit
  payments and fees                      (214,423)               (402,959)
 Net loan activity                        (32,154)                (26,654)
 Cost of insurance                       (337,579)               (295,320)
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       322,910                 746,753
                                     ------------            ------------
 Net increase (decrease) in
  net assets                            1,228,900               1,024,875
NET ASSETS:
 Beginning of year                      5,150,556               3,629,494
                                     ------------            ------------
 End of year                           $6,379,456              $4,654,369
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS                                     AMERICAN FUNDS
                                   GLOBAL GROWTH            AMERICAN FUNDS            GROWTH-INCOME
                                        FUND                 GROWTH FUND                   FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $51,981                  $164,686                  $333,870
 Net realized gain (loss) on
  security transactions                    2,908                   160,183                    74,057
 Net realized gain on
  distributions                               --                   130,415                   489,446
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,059,789                 1,572,566                 2,099,135
                                    ------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,114,678                 2,027,850                 2,996,508
                                    ------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                               656,218                 1,968,330                 1,912,446
 Net transfers                           869,319                  (423,343)                1,187,081
 Surrenders for benefit
  payments and fees                     (288,632)               (1,718,951)               (1,925,174)
 Net loan activity                       (68,133)                   31,894                  (178,923)
 Cost of insurance                      (426,806)               (1,412,636)               (1,435,582)
                                    ------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      741,966                (1,554,706)                 (440,152)
                                    ------------            --------------            --------------
 Net increase (decrease) in
  net assets                           1,856,644                   473,144                 2,556,356
NET ASSETS:
 Beginning of year                     5,202,004                20,941,054                20,243,133
                                    ------------            --------------            --------------
 End of year                          $7,058,648               $21,414,198               $22,799,489
                                    ============            ==============            ==============

                                                                                     AMERICAN FUNDS
                                    AMERICAN FUNDS           AMERICAN FUNDS           GLOBAL SMALL
                                  INTERNATIONAL FUND         NEW WORLD FUND       CAPITALIZATION FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $210,826                 $40,908                 $23,714
 Net realized gain (loss) on
  security transactions                      6,709                 105,182                  99,974
 Net realized gain on
  distributions                            106,880                  20,454                 265,029
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,839,362                 822,439                 703,821
                                    --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,163,777                 988,983               1,092,538
                                    --------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                 986,986                 281,454                 400,263
 Net transfers                           1,737,911                 894,627                (588,072)
 Surrenders for benefit
  payments and fees                       (557,350)               (253,764)               (324,300)
 Net loan activity                        (203,444)                 92,179                  64,041
 Cost of insurance                        (672,871)               (163,105)               (319,892)
                                    --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      1,291,232                 851,391                (767,960)
                                    --------------            ------------            ------------
 Net increase (decrease) in
  net assets                             3,455,009               1,840,374                 324,578
NET ASSETS:
 Beginning of year                      10,521,325               2,845,230               4,996,370
                                    --------------            ------------            ------------
 End of year                           $13,976,334              $4,685,604              $5,320,948
                                    ==============            ============            ============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     FIDELITY VIP            FIDELITY VIP
                                    ASSET MANAGER            EQUITY-INCOME
                                      PORTFOLIO                PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $42,609                 $666,732
 Net realized gain (loss) on
  security transactions                   (13,474)                  91,548
 Net realized gain on
  distributions                                --                2,418,397
 Net unrealized appreciation
  (depreciation) of
  investments during the year              80,772                  528,756
                                     ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              109,907                3,705,433
                                     ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                  1,957                1,532,209
 Net transfers                            (32,105)                (292,244)
 Surrenders for benefit
  payments and fees                       (34,462)              (1,394,275)
 Net loan activity                         (3,497)                (335,215)
 Cost of insurance                        (82,956)              (1,139,760)
                                     ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (151,063)              (1,629,285)
                                     ------------            -------------
 Net increase (decrease) in
  net assets                              (41,156)               2,076,148
NET ASSETS:
 Beginning of year                      1,598,567               19,289,605
                                     ------------            -------------
 End of year                           $1,557,411              $21,365,753
                                     ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                    FIDELITY VIP            FIDELITY VIP           FIDELITY VIP
                                     CONTRAFUND               OVERSEAS               MID CAP
                                     PORTFOLIO               PORTFOLIO              PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $10,349                 $19,703                  $265
 Net realized gain (loss) on
  security transactions                     (155)                 20,858                    15
 Net realized gain on
  distributions                          117,384                  13,697                17,659
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (29,501)                313,271                17,959
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              98,077                 367,529                35,898
                                    ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               150,377                     603               112,798
 Net transfers                         1,353,007                 (44,038)              689,798
 Surrenders for benefit
  payments and fees                      (87,884)               (178,372)               (3,246)
 Net loan activity                        82,507                 (17,948)               (2,362)
 Cost of insurance                       (88,518)               (124,473)              (59,856)
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,409,489                (364,228)              737,132
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets                           1,507,566                   3,301               773,030
NET ASSETS:
 Beginning of year                       116,411               2,257,429                41,397
                                    ------------            ------------            ----------
 End of year                          $1,623,977              $2,260,730              $814,427
                                    ============            ============            ==========

                                                         FRANKLIN SMALL
                                 FRANKLIN INCOME           CAP VALUE             MUTUAL SHARES
                                 SECURITIES FUND        SECURITIES FUND         SECURITIES FUND
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $115                 $24,341                 $51,740
 Net realized gain (loss) on
  security transactions                    976                     337                 (18,873)
 Net realized gain on
  distributions                             15                 136,203                 131,769
 Net unrealized appreciation
  (depreciation) of
  investments during the year           30,993                 467,399                 424,524
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            32,099                 628,280                 589,160
                                    ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              19,806                 446,250                 444,692
 Net transfers                         666,316               1,352,890                 907,204
 Surrenders for benefit
  payments and fees                         18                (321,585)               (390,896)
 Net loan activity                          --                (116,579)                (26,576)
 Cost of insurance                     (10,376)               (290,430)               (247,149)
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    675,764               1,070,546                 687,275
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets                           707,863               1,698,826               1,276,435
NET ASSETS:
 Beginning of year                          --               3,375,967               2,884,085
                                    ----------            ------------            ------------
 End of year                          $707,863              $5,074,793              $4,160,520
                                    ==========            ============            ============

(a)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                   TEMPLETON GROWTH       MUTUAL DISCOVERY
                                   SECURITIES FUND        SECURITIES FUND
                                   SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $15                    $12
 Net realized gain (loss) on
  security transactions                      (71)                     9
 Net realized gain on
  distributions                               41                     42
 Net unrealized appreciation
  (depreciation) of
  investments during the year             12,680                 32,752
                                      ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              12,665                 32,815
                                      ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                15,936                 25,787
 Net transfers                           163,402                347,426
 Surrenders for benefit
  payments and fees                          (19)                  (301)
 Net loan activity                            --                     --
 Cost of insurance                        (4,212)                (5,337)
                                      ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      175,107                367,575
                                      ----------             ----------
 Net increase (decrease) in
  net assets                             187,772                400,390
NET ASSETS:
 Beginning of year                            --                     --
                                      ----------             ----------
 End of year                            $187,772               $400,390
                                      ==========             ==========

(a)  From inception, May 1, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                 HARTFORD                 HARTFORD                  HARTFORD
                                 ADVISERS             TOTAL RETURN BOND       CAPITAL APPRECIATION
                                 HLS FUND                 HLS FUND                  HLS FUND
                                SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $742,209               $1,536,670                $1,347,826
 Net realized gain (loss) on
  security transactions             (114,107)                  (9,107)                  584,418
 Net realized gain on
  distributions                    2,306,576                    4,261                12,723,948
 Net unrealized appreciation
  (depreciation) of
  investments during the year        339,491                  (52,184)                  927,471
                               -------------            -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       3,274,169                1,479,640                15,583,663
                               -------------            -------------            --------------
UNIT TRANSACTIONS:
 Purchases                         2,432,198                2,355,349                 5,151,276
 Net transfers                    (1,120,460)               2,594,118                (2,327,285)
 Surrenders for benefit
  payments and fees               (2,932,599)              (2,486,391)               (7,459,325)
 Net loan activity                  (133,464)                (399,539)               (1,006,762)
 Cost of insurance                (2,262,007)              (1,751,957)               (4,953,366)
                               -------------            -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (4,016,332)                 311,580               (10,595,462)
                               -------------            -------------            --------------
 Net increase (decrease) in
  net assets                        (742,163)               1,791,220                 4,988,201
NET ASSETS:
 Beginning of year                32,884,727               30,065,732                99,811,642
                               -------------            -------------            --------------
 End of year                     $32,142,564              $31,856,952              $104,799,843
                               =============            =============            ==============

                                 HARTFORD
                               DIVIDEND AND             HARTFORD              HARTFORD
                                  GROWTH             GLOBAL ADVISERS       GLOBAL LEADERS
                                 HLS FUND               HLS FUND              HLS FUND
                                SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $571,865               $2,669                $1,045
 Net realized gain (loss) on
  security transactions              355,914                  419                 4,330
 Net realized gain on
  distributions                    2,422,704                3,252                 7,306
 Net unrealized appreciation
  (depreciation) of
  investments during the year      2,653,350                1,372                 5,134
                               -------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                       6,003,833                7,712                17,815
                               -------------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                         1,844,320                   --                   219
 Net transfers                       580,303                1,071                  (210)
 Surrenders for benefit
  payments and fees               (2,536,015)             (16,020)              (10,820)
 Net loan activity                  (349,425)               5,680                    --
 Cost of insurance                (1,791,925)              (7,540)               (8,716)
                               -------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (2,252,742)             (16,809)              (19,527)
                               -------------            ---------            ----------
 Net increase (decrease) in
  net assets                       3,751,091               (9,097)               (1,712)
NET ASSETS:
 Beginning of year                31,179,848               98,907               139,030
                               -------------            ---------            ----------
 End of year                     $34,930,939              $89,810              $137,318
                               =============            =========            ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD                HARTFORD
                                  GLOBAL TECHNOLOGY       DISCIPLINED EQUITY
                                       HLS FUND                HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $ --                  $23,704
 Net realized gain (loss) on
  security transactions                    4,243                   44,016
 Net realized gain on
  distributions                               --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              4,727                  188,840
                                      ----------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               8,970                  256,560
                                      ----------             ------------
UNIT TRANSACTIONS:
 Purchases                                    --                  208,590
 Net transfers                            (9,249)                 (44,806)
 Surrenders for benefit
  payments and fees                       (1,463)                (249,496)
 Net loan activity                        (8,955)                 (12,425)
 Cost of insurance                        (3,663)                (166,793)
                                      ----------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (23,330)                (264,930)
                                      ----------             ------------
 Net increase (decrease) in
  net assets                             (14,360)                  (8,370)
NET ASSETS:
 Beginning of year                       109,669                2,247,089
                                      ----------             ------------
 End of year                             $95,309               $2,238,719
                                      ==========             ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                                    HARTFORD
                                       GROWTH            HARTFORD              INTERNATIONAL
                                   OPPORTUNITIES           INDEX               SMALL COMPANY
                                      HLS FUND           HLS FUND                 HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $12,553            $522,545                 $30,272
 Net realized gain (loss) on
  security transactions                  (16,064)            243,467                  50,880
 Net realized gain on
  distributions                          168,068           3,467,272                 189,457
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (12,598)            275,208                 153,138
                                    ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             151,959           4,508,492                 423,747
                                    ------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                               173,871           2,359,571                 170,279
 Net transfers                           (64,507)         (2,197,709)                318,649
 Surrenders for benefit
  payments and fees                      (21,363)         (2,824,012)                (45,541)
 Net loan activity                        (3,460)            (25,411)                 (4,267)
 Cost of insurance                      (117,540)         (1,712,483)               (129,602)
                                    ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (32,999)         (4,400,044)                309,518
                                    ------------       -------------            ------------
 Net increase (decrease) in
  net assets                             118,960             108,448                 733,265
NET ASSETS:
 Beginning of year                     1,594,535          31,727,540               1,022,857
                                    ------------       -------------            ------------
 End of year                          $1,713,495         $31,835,988              $1,756,122
                                    ============       =============            ============

                                 HARTFORD
                               INTERNATIONAL         HARTFORD                 HARTFORD
                               OPPORTUNITIES          MIDCAP                MIDCAP VALUE
                                 HLS FUND            HLS FUND                 HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $433,911            $242,837                 $21,551
 Net realized gain (loss) on
  security transactions               44,864              50,991                  25,700
 Net realized gain on
  distributions                    1,326,384           3,443,595                 274,344
 Net unrealized appreciation
  (depreciation) of
  investments during the year      1,745,405          (1,278,054)                 64,979
                               -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       3,550,564           2,459,369                 386,574
                               -------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                         1,114,521           1,210,903                 220,076
 Net transfers                       765,441             293,273                  73,578
 Surrenders for benefit
  payments and fees               (1,181,648)         (1,166,316)               (176,919)
 Net loan activity                   (99,665)             60,728                  10,665
 Cost of insurance                  (881,768)         (1,149,561)               (153,759)
                               -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (283,119)           (750,973)                (26,359)
                               -------------       -------------            ------------
 Net increase (decrease) in
  net assets                       3,267,445           1,708,396                 360,215
NET ASSETS:
 Beginning of year                14,648,282          20,930,375               2,134,147
                               -------------       -------------            ------------
 End of year                     $17,915,727         $22,638,771              $2,494,362
                               =============       =============            ============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD                 HARTFORD
                                     MONEY MARKET         MORTGAGE SECURITIES
                                       HLS FUND                 HLS FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,194,191                $600,251
 Net realized gain (loss) on
  security transactions                         --                   4,732
 Net realized gain on
  distributions                                 --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                   --                (333,639)
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,194,191                 271,344
                                     -------------            ------------
UNIT TRANSACTIONS:
 Purchases                              11,942,372                 451,573
 Net transfers                          (4,323,162)                 28,669
 Surrenders for benefit
  payments and fees                     (5,857,310)               (400,238)
 Net loan activity                         385,082                   5,272
 Cost of insurance                      (1,843,865)               (328,000)
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        303,117                (242,724)
                                     -------------            ------------
 Net increase (decrease) in
  net assets                             1,497,308                  28,620
NET ASSETS:
 Beginning of year                      23,278,797               6,054,124
                                     -------------            ------------
 End of year                           $24,776,105              $6,082,744
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD            HARTFORD                 HARTFORD
                                    SMALL COMPANY           STOCK            VALUE OPPORTUNITIES
                                      HLS FUND            HLS FUND                 HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $20,269            $506,096                 $39,618
 Net realized gain (loss) on
  security transactions                   991,378            (387,757)                (43,760)
 Net realized gain on
  distributions                         1,689,324           2,212,348                 389,962
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,122,046)          2,910,870                 111,356
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,578,925           5,241,557                 497,176
                                    -------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                731,537           2,870,481                 394,952
 Net transfers                         (1,974,666)         (1,403,387)               (706,947)
 Surrenders for benefit
  payments and fees                      (622,126)         (2,410,903)               (110,526)
 Net loan activity                       (200,898)           (131,913)                 (2,004)
 Cost of insurance                       (641,391)         (2,374,898)               (176,320)
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (2,707,544)         (3,450,620)               (600,845)
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets                           (1,128,619)          1,790,937                (103,669)
NET ASSETS:
 Beginning of year                     12,293,821          38,115,844               3,256,184
                                    -------------       -------------            ------------
 End of year                          $11,165,202         $39,906,781              $3,152,515
                                    =============       =============            ============

                                   LORD ABBETT            LORD ABBETT
                                 AMERICA'S VALUE       GROWTH AND INCOME        MFS INVESTORS
                                    PORTFOLIO              PORTFOLIO            TRUST SERIES
                                   SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (B)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $3,137                 $2,897                   $1
 Net realized gain (loss) on
  security transactions                     25                    373                    9
 Net realized gain on
  distributions                          2,615                  7,764                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            6,631                  8,784                  417
                                    ----------             ----------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                            12,408                 19,818                  427
                                    ----------             ----------              -------
UNIT TRANSACTIONS:
 Purchases                              25,157                 10,941                  273
 Net transfers                         100,092                221,109                8,377
 Surrenders for benefit
  payments and fees                         --                     --                   --
 Net loan activity                        (492)                    --                   --
 Cost of insurance                      (8,735)                (8,270)                (382)
                                    ----------             ----------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    116,022                223,780                8,268
                                    ----------             ----------              -------
 Net increase (decrease) in
  net assets                           128,430                243,598                8,695
NET ASSETS:
 Beginning of year                       7,642                  1,323                   --
                                    ----------             ----------              -------
 End of year                          $136,072               $244,921               $8,695
                                    ==========             ==========              =======

(b) Funded as of January 17, 2006.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                         MFS NEW                MFS TOTAL
                                     DISCOVERY SERIES         RETURN SERIES
                                       SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $ --                 $52,708
 Net realized gain (loss) on
  security transactions                      83,104                   8,422
 Net realized gain on
  distributions                              15,023                  70,640
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           (12,426)                123,637
                                       ------------            ------------
 Net increase (decrease) in net
  assets resulting from
  operations                                 85,701                 255,407
                                       ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                   79,161                 222,348
 Net transfers                             (729,598)               (135,134)
 Surrenders for benefit payments
  and fees                                  (23,803)               (166,765)
 Net loan activity                         (171,626)                 83,155
 Cost of insurance                          (57,116)               (143,535)
                                       ------------            ------------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                             (902,982)               (139,931)
                                       ------------            ------------
 Net increase (decrease) in net
  assets                                   (817,281)                115,476
NET ASSETS:
 Beginning of year                        1,127,475               2,166,928
                                       ------------            ------------
 End of year                               $310,194              $2,282,404
                                       ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                    OPPENHEIMER            OPPENHEIMER           OPPENHEIMER
                                      CAPITAL                 GLOBAL             MAIN STREET
                                 APPRECIATION FUND       SECURITIES FUND            FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $19                   $910                  $55
 Net realized gain (loss) on
  security transactions                   1,652                 (1,283)                (182)
 Net realized gain on
  distributions                              --                  5,640                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            27,412                 41,303                4,078
                                     ----------             ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             29,083                 46,570                3,951
                                     ----------             ----------            ---------
UNIT TRANSACTIONS:
 Purchases                               30,174                 46,135               11,820
 Net transfers                          277,347                530,432               33,205
 Surrenders for benefit
  payments and fees                     (42,024)                (2,286)                  (2)
 Net loan activity                           --                    (53)               1,746
 Cost of insurance                      (12,810)               (36,849)              (4,016)
                                     ----------             ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     252,687                537,379               42,753
                                     ----------             ----------            ---------
 Net increase (decrease) in
  net assets                            281,770                583,949               46,704
NET ASSETS:
 Beginning of year                        9,546                 54,407                4,784
                                     ----------             ----------            ---------
 End of year                           $291,316               $638,356              $51,488
                                     ==========             ==========            =========

                                    PUTNAM VT              PUTNAM VT
                                   DIVERSIFIED            GLOBAL ASSET
                                   INCOME FUND          ALLOCATION FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)          $40,211                 $93,322
 Net realized gain (loss) on
  security transactions                (14,523)                 32,268
 Net realized gain on
  distributions                             --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           17,741                 224,818
                                    ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            43,429                 350,408
                                    ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               2,786                   2,228
 Net transfers                         (32,471)               (144,480)
 Surrenders for benefit
  payments and fees                    (26,230)               (471,438)
 Net loan activity                      (1,727)                (19,554)
 Cost of insurance                     (41,346)               (126,110)
                                    ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (98,988)               (759,354)
                                    ----------            ------------
 Net increase (decrease) in
  net assets                           (55,559)               (408,946)
NET ASSETS:
 Beginning of year                     715,783               3,188,847
                                    ----------            ------------
 End of year                          $660,224              $2,779,901
                                    ==========            ============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  PUTNAM VT           PUTNAM VT
                                   GLOBAL            GROWTH AND
                                 EQUITY FUND         INCOME FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $77,062            $558,977
 Net realized gain (loss) on
  security transactions            (1,061,521)           (221,489)
 Net realized gain on
  distributions                            --             745,795
 Net unrealized appreciation
  (depreciation) of
  investments during the year       3,770,593           3,588,530
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        2,786,134           4,671,813
                                -------------       -------------
UNIT TRANSACTIONS:
 Purchases                            781,379           1,953,420
 Net transfers                     (1,072,914)         (1,962,646)
 Surrenders for benefit
  payments and fees                (1,200,320)         (2,189,454)
 Net loan activity                    (34,590)           (209,983)
 Cost of insurance                   (726,970)         (1,932,632)
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (2,253,415)         (4,341,295)
                                -------------       -------------
 Net increase (decrease) in
  net assets                          532,719             330,518
NET ASSETS:
 Beginning of year                 13,066,612          31,399,819
                                -------------       -------------
 End of year                      $13,599,331         $31,730,337
                                =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT              PUTNAM VT
                                      HEALTH                  HIGH                 PUTNAM VT
                                  SCIENCES FUND            YIELD FUND             INCOME FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $2,935                $581,267                $293,025
 Net realized gain (loss) on
  security transactions                  8,186                 (18,193)                  6,890
 Net realized gain on
  distributions                             --                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            4,757                 184,820                  13,032
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            15,878                 747,894                 312,947
                                    ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                 995                 521,086                 506,680
 Net transfers                          (8,249)                (51,410)                373,368
 Surrenders for benefit
  payments and fees                    (41,087)               (522,445)               (569,648)
 Net loan activity                      (5,059)                (94,909)                (36,103)
 Cost of insurance                     (33,721)               (513,455)               (404,910)
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (87,121)               (661,133)               (130,613)
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets                           (71,243)                 86,761                 182,334
NET ASSETS:
 Beginning of year                     585,495               7,481,832               6,484,165
                                    ----------            ------------            ------------
 End of year                          $514,252              $7,568,593              $6,666,499
                                    ==========            ============            ============

                                    PUTNAM VT
                                  INTERNATIONAL        PUTNAM VT
                                    GROWTH AND       INTERNATIONAL
                                   INCOME FUND        EQUITY FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)           $6,636             $70,446
 Net realized gain (loss) on
  security transactions                  7,436             110,741
 Net realized gain on
  distributions                             --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          101,053           2,029,697
                                    ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           115,125           2,210,884
                                    ----------       -------------
UNIT TRANSACTIONS:
 Purchases                                 942             540,075
 Net transfers                          (7,252)           (489,505)
 Surrenders for benefit
  payments and fees                        575            (482,949)
 Net loan activity                     (24,255)           (287,955)
 Cost of insurance                     (15,169)           (458,569)
                                    ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (45,159)         (1,178,903)
                                    ----------       -------------
 Net increase (decrease) in
  net assets                            69,966           1,031,981
NET ASSETS:
 Beginning of year                     441,691           8,352,890
                                    ----------       -------------
 End of year                          $511,657          $9,384,871
                                    ==========       =============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      PUTNAM VT
                                  INTERNATIONAL NEW          PUTNAM VT
                                  OPPORTUNITIES FUND       INVESTORS FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $3,751                 $3,507
 Net realized gain (loss) on
  security transactions                    1,445                 (6,026)
 Net realized gain on
  distributions                               --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             52,375                 72,109
                                      ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              57,571                 69,590
                                      ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                   874                  1,553
 Net transfers                            (7,375)               (13,831)
 Surrenders for benefit
  payments and fees                      (29,484)               (32,963)
 Net loan activity                        (6,908)                (7,680)
 Cost of insurance                       (15,288)               (32,195)
                                      ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (58,181)               (85,116)
                                      ----------             ----------
 Net increase (decrease) in
  net assets                                (610)               (15,526)
NET ASSETS:
 Beginning of year                       254,903                548,214
                                      ----------             ----------
 End of year                            $254,293               $532,688
                                      ==========             ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT               PUTNAM VT               PUTNAM VT
                                      MONEY                    NEW                     NEW
                                   MARKET FUND         OPPORTUNITIES FUND          VALUE FUND
                                   SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $9,083                  $24,357                $11,626
 Net realized gain (loss) on
  security transactions                     --                  101,820                 37,895
 Net realized gain on
  distributions                             --                       --                 61,677
 Net unrealized appreciation
  (depreciation) of
  investments during the year               --                1,068,695                 23,840
                                    ----------            -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             9,083                1,194,872                135,038
                                    ----------            -------------            -----------
UNIT TRANSACTIONS:
 Purchases                                  44                1,275,944                  1,191
 Net transfers                          (6,711)                (753,805)               (68,169)
 Surrenders for benefit
  payments and fees                     (6,638)                (933,004)               (50,047)
 Net loan activity                         (86)                 (81,700)               (22,824)
 Cost of insurance                     (20,319)                (876,055)               (43,211)
                                    ----------            -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (33,710)              (1,368,620)              (183,060)
                                    ----------            -------------            -----------
 Net increase (decrease) in
  net assets                           (24,627)                (173,748)               (48,022)
NET ASSETS:
 Beginning of year                     217,981               14,391,583                944,598
                                    ----------            -------------            -----------
 End of year                          $193,354              $14,217,835               $896,576
                                    ==========            =============            ===========

                                     PUTNAM VT             PUTNAM VT
                                  OTC & EMERGING           SMALL CAP
                                    GROWTH FUND            VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)              $ --                  $147
 Net realized gain (loss) on
  security transactions                (122,295)                 (197)
 Net realized gain on
  distributions                              --                 4,499
 Net unrealized appreciation
  (depreciation) of
  investments during the year           162,198                 8,210
                                    -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             39,903                12,659
                                    -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                  739                20,961
 Net transfers                          (10,601)              167,523
 Surrenders for benefit
  payments and fees                     (15,510)               (2,129)
 Net loan activity                      (13,137)                  (44)
 Cost of insurance                      (19,224)               (8,305)
                                    -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (57,733)              178,006
                                    -----------            ----------
 Net increase (decrease) in
  net assets                            (17,830)              190,665
NET ASSETS:
 Beginning of year                      342,864                16,411
                                    -----------            ----------
 End of year                           $325,034              $207,076
                                    ===========            ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       PUTNAM VT               PUTNAM VT
                                   THE GEORGE PUTNAM        UTILITIES GROWTH
                                    FUND OF BOSTON          AND INCOME FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $17,019                  $41,130
 Net realized gain (loss) on
  security transactions                    20,494                   17,083
 Net realized gain on
  distributions                            22,003                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year               9,135                  267,262
                                      -----------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               68,651                  325,475
                                      -----------             ------------
UNIT TRANSACTIONS:
 Purchases                                      5                       94
 Net transfers                           (114,560)                 (17,149)
 Surrenders for benefit
  payments and fees                       (67,461)                  (1,274)
 Net loan activity                             --                   (8,470)
 Cost of insurance                        (45,851)                 (66,726)
                                      -----------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (227,867)                 (93,525)
                                      -----------             ------------
 Net increase (decrease) in
  net assets                             (159,216)                 231,950
NET ASSETS:
 Beginning of year                        668,326                1,256,682
                                      -----------             ------------
 End of year                             $509,110               $1,488,632
                                      ===========             ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  PUTNAM VT
                                     PUTNAM VT          PUTNAM VT                  CAPITAL
                                    VISTA FUND         VOYAGER FUND           OPPORTUNITIESFUND
                                    SUB-ACCOUNT        SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $ --             $111,992                    $346
 Net realized gain (loss) on
  security transactions                 (30,917)          (1,107,224)                  5,996
 Net realized gain on
  distributions                              --                   --                  25,208
 Net unrealized appreciation
  (depreciation) of
  investments during the year            49,688            2,598,029                  40,195
                                    -----------       --------------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             18,771            1,602,797                  71,745
                                    -----------       --------------             -----------
UNIT TRANSACTIONS:
 Purchases                                  503            2,283,771                  59,849
 Net transfers                             (537)          (2,168,454)                132,496
 Surrenders for benefit
  payments and fees                     (20,269)          (2,574,754)                (21,863)
 Net loan activity                       (3,458)             (18,133)                   (474)
 Cost of insurance                      (16,655)          (1,744,814)                (45,590)
                                    -----------       --------------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (40,416)          (4,222,384)                124,418
                                    -----------       --------------             -----------
 Net increase (decrease) in
  net assets                            (21,645)          (2,619,587)                196,163
NET ASSETS:
 Beginning of year                      331,683           32,003,717                 408,203
                                    -----------       --------------             -----------
 End of year                           $310,038          $29,384,130                $604,366
                                    ===========       ==============             ===========

                                      PUTNAM VT
                                       EQUITY               VAN KAMPEN LIT
                                     INCOME FUND          COMSTOCK PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $9,431                  $3,240
 Net realized gain (loss) on
  security transactions                       686                      (3)
 Net realized gain on
  distributions                            25,513                  15,066
 Net unrealized appreciation
  (depreciation) of
  investments during the year             162,240                  62,644
                                    -------------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                              197,870                  80,947
                                    -------------             -----------
UNIT TRANSACTIONS:
 Purchases                                 61,280                  94,138
 Net transfers                          1,273,718                 561,277
 Surrenders for benefit
  payments and fees                       (80,408)                     (7)
 Net loan activity                         51,725                      --
 Cost of insurance                        (54,649)                (27,447)
                                    -------------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,251,666                 627,961
                                    -------------             -----------
 Net increase (decrease) in
  net assets                            1,449,536                 708,908
NET ASSETS:
 Beginning of year                        754,677                  24,585
                                    -------------             -----------
 End of year                           $2,204,213                $733,493
                                    =============             ===========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VP
                                     SMALL/MID CAP          AIM V.I. MID CAP      AIM V.I. PREMIER
                                    VALUE PORTFOLIO         CORE EQUITY FUND         EQUITY FUND
                                    SUB-ACCOUNT (A)           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $ --                   $10,871                 $521
 Net realized gain (loss) on
  security transactions                       --                       303                1,558
 Net realized gain on
  distributions                               --                    66,453                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                 80                    65,802                1,184
                                       ---------              ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                                  80                   143,429                3,263
                                       ---------              ------------            ---------
UNIT TRANSACTIONS:
 Purchases                                 1,953                   274,425               28,284
 Net transfers                            19,496                   360,161              (18,266)
 Surrenders for benefit
  payments and fees                           --                   (44,995)              (6,363)
 Net loan activity                            --                    (1,260)                  --
 Cost of insurance                          (235)                 (122,684)             (10,238)
                                       ---------              ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       21,214                   465,647               (6,583)
                                       ---------              ------------            ---------
 Net increase (decrease) in
  net assets                              21,294                   609,076               (3,320)
NET ASSETS:
 Beginning of year                            --                 1,564,695               65,098
                                       ---------              ------------            ---------
 End of year                             $21,294                $2,173,771              $61,778
                                       =========              ============            =========

(a)  From inception October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                                              AMERICAN FUNDS
                             AIM V.I. SMALL CAP      AIM V.I. CAPITAL             ASSET
                                 EQUITY FUND         DEVELOPMENT FUND        ALLOCATION FUND
                               SUB-ACCOUNT (A)        SUB-ACCOUNT (A)          SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $ --                  $ --                   $165,323
 Net realized gain (loss)
  on security transactions              --                    --                     (1,190)
 Net realized gain on
  distributions                         --                    --                         --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                   4                     3                    439,407
                                   -------                 -----               ------------
 Net increase (decrease)
  in net assets resulting
  from operations                        4                     3                    603,540
                                   -------                 -----               ------------
UNIT TRANSACTIONS:
 Purchases                           1,527                     5                    863,365
 Net transfers                       1,732                   259                  2,472,716
 Surrenders for benefit
  payments and fees                     --                    --                   (442,045)
 Net loan activity                      --                    --                    (13,278)
 Cost of insurance                    (110)                   (3)                  (441,214)
                                   -------                 -----               ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             3,149                   261                  2,439,544
                                   -------                 -----               ------------
 Net increase (decrease)
  in net assets                      3,153                   264                  3,043,084
NET ASSETS:
 Beginning of year                      --                    --                  5,061,752
                                   -------                 -----               ------------
 End of year                        $3,153                  $264                 $8,104,836
                                   =======                 =====               ============

                                AMERICAN FUNDS
                                   BLUE CHIP                                     AMERICAN FUNDS          AMERICAN FUNDS
                                  INCOME AND             AMERICAN FUNDS              GLOBAL               GLOBAL SMALL
                                  GROWTH FUND              BOND FUND              GROWTH FUND         CAPITALIZATION FUND
                                  SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  -----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $63,549                $122,544                 $29,797                 $33,317
 Net realized gain (loss)
  on security transactions             151,248                  (4,047)                   (167)                 33,982
 Net realized gain on
  distributions                             --                      --                      --                      --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 179,529                 (81,374)                592,621                 840,181
                                 -------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                      394,326                  37,123                 622,251                 907,480
                                 -------------            ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             420,538                 405,823                 572,216                 471,699
 Net transfers                         613,097                (400,938)                568,811                 621,929
 Surrenders for benefit
  payments and fees                 (1,912,797)               (206,736)               (511,097)               (219,388)
 Net loan activity                      (2,854)                  9,924                   1,509                  35,835
 Cost of insurance                    (345,704)               (377,964)               (334,408)               (243,517)
                                 -------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (1,227,720)               (569,891)                297,031                 666,558
                                 -------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets                       (833,394)               (532,768)                919,282               1,574,038
NET ASSETS:
 Beginning of year                   5,983,950               4,162,262               4,282,722               3,422,332
                                 -------------            ------------            ------------            ------------
 End of year                        $5,150,556              $3,629,494              $5,202,004              $4,996,370
                                 =============            ============            ============            ============

(a)  From inception October 3, 2005 to December 31, 2005.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------


                                    AMERICAN FUNDS           AMERICAN FUNDS           AMERICAN FUNDS
                                      GROWTH FUND          GROWTH INCOME FUND       INTERNATIONAL FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $132,114                 $259,531                 $140,258
 Net realized gain (loss) on
  security transactions                      6,599                  (13,960)                   2,792
 Net realized gain on
  distributions                                 --                   77,835                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,744,077                  780,168                1,693,016
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,882,790                1,103,574                1,836,066
                                     -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               2,028,409                2,184,147                  857,448
 Net transfers                           2,666,969                1,609,926                1,322,225
 Surrenders for benefit
  payments and fees                     (1,559,776)              (1,886,114)                (368,862)
 Net loan activity                         (18,803)                 (89,888)                 (31,649)
 Cost of insurance                      (1,287,729)              (1,376,534)                (517,507)
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      1,829,070                  441,537                1,261,655
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets                             4,711,860                1,545,111                3,097,721
NET ASSETS:
 Beginning of year                      16,229,194               18,698,022                7,423,604
                                     -------------            -------------            -------------
 End of year                           $20,941,054              $20,243,133              $10,521,325
                                     =============            =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                            FIDELITY VIP       FIDELITY VIP
                                   AMERICAN FUNDS              ASSET              EQUITY               FIDELITY VIP
                                        NEW                   MANAGER             INCOME                CONTRAFUND
                                     WORLD FUND              PORTFOLIO           PORTFOLIO              PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $28,767                 $48,079            $299,525                  $ --
 Net realized gain (loss) on
  security transactions                   31,810                 (42,298)             41,871                    (5)
 Net realized gain on
  distributions                               --                     616             658,215                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            408,208                  58,909              81,847                 1,644
                                    ------------            ------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             468,785                  65,306           1,081,458                 1,639
                                    ------------            ------------       -------------            ----------
UNIT TRANSACTIONS:
 Purchases                               331,129                     867           1,593,551                12,124
 Net transfers                           838,132                (127,029)             64,830               109,790
 Surrenders for benefit
  payments and fees                     (125,558)                (95,050)         (1,111,096)                    1
 Net loan activity                        13,443                 (10,932)            (90,985)               (5,676)
 Cost of insurance                      (102,806)               (103,060)         (1,147,393)               (1,467)
                                    ------------            ------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      954,340                (335,204)           (691,093)              114,772
                                    ------------            ------------       -------------            ----------
 Net increase (decrease) in
  net assets                           1,423,125                (269,898)            390,365               116,411
NET ASSETS:
 Beginning of year                     1,422,105               1,868,465          18,899,240                    --
                                    ------------            ------------       -------------            ----------
 End of year                          $2,845,230              $1,598,567         $19,289,605              $116,411
                                    ============            ============       =============            ==========


                                    FIDELITY VIP          FIDELITY VIP
                                      OVERSEAS               MID CAP            MUTUAL SHARES
                                     PORTFOLIO              PORTFOLIO          SECURITIES FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (A)         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $14,301                 $ --                 $20,354
 Net realized gain (loss) on
  security transactions                  (26,475)                  --                   1,751
 Net realized gain on
  distributions                           11,192                   --                   7,689
 Net unrealized appreciation
  (depreciation) of
  investments during the year            365,346                  981                 229,860
                                    ------------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             364,364                  981                 259,654
                                    ------------            ---------            ------------
UNIT TRANSACTIONS:
 Purchases                                   949                3,146                 315,136
 Net transfers                          (108,252)              37,736                 882,221
 Surrenders for benefit
  payments and fees                      (44,313)                   2                (172,699)
 Net loan activity                       (36,154)                  --                 (35,710)
 Cost of insurance                      (121,344)                (468)               (157,711)
                                    ------------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (309,114)              40,416                 831,237
                                    ------------            ---------            ------------
 Net increase (decrease) in
  net assets                              55,250               41,397               1,090,891
NET ASSETS:
 Beginning of year                     2,202,179                   --               1,793,194
                                    ------------            ---------            ------------
 End of year                          $2,257,429              $41,397              $2,884,085
                                    ============            =========            ============

(a)  From inception October 3, 2005 to December 31, 2005.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                       FRANKLIN                                    HARTFORD
                                      SMALL CAP           HARTFORD                   TOTAL
                                        VALUE             ADVISERS                RETURN BOND
                                   SECURITIES FUND        HLS FUND                 HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT (B)
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $23,074          $1,055,869               $2,237,857
 Net realized gain (loss) on
  security transactions                     2,834            (497,057)                  (8,796)
 Net realized gain on
  distributions                            18,665           1,889,970                  216,395
 Net unrealized appreciation
  (depreciation) of
  investments during the year             185,083            (196,776)              (1,739,759)
                                     ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              229,656           2,252,006                  705,697
                                     ------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                502,361           2,977,843                2,237,599
 Net transfers                           (330,289)         (1,582,778)               4,171,810
 Surrenders for benefit
  payments and fees                      (214,144)         (2,193,955)              (2,189,178)
 Net loan activity                         25,692            (423,309)                 (26,748)
 Cost of insurance                       (246,141)         (2,484,527)              (1,718,362)
                                     ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (262,521)         (3,706,726)               2,475,121
                                     ------------       -------------            -------------
 Net increase (decrease) in
  net assets                              (32,865)         (1,454,720)               3,180,818
NET ASSETS:
 Beginning of year                      3,408,832          34,339,447               26,884,914
                                     ------------       -------------            -------------
 End of year                           $3,375,967         $32,884,727              $30,065,732
                                     ============       =============            =============

(b) Formerly Hartford Bond HLS Fund Sub-Account. Change effective March 15,
    2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                 HARTFORD                                      HARTFORD
                                  CAPITAL                 HARTFORD             DIVIDEND                HARTFORD
                               APPRECIATION          DISCIPLINED EQUITY       AND GROWTH            GLOBAL ADVISERS
                                 HLS FUND                 HLS FUND             HLS FUND                HLS FUND
                                SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $883,507                  $26,064             $571,878                 $3,999
 Net realized gain (loss) on
  security transactions            1,669,727                    5,935              103,895                 (3,262)
 Net realized gain on
  distributions                   13,347,075                       --            1,322,646                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (1,991,550)                 111,407             (231,687)                 1,667
                               -------------            -------------       --------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                      13,908,759                  143,406            1,766,732                  2,404
                               -------------            -------------       --------------            -----------
UNIT TRANSACTIONS:
 Purchases                         6,014,447                  227,365            2,203,754                     17
 Net transfers                      (891,252)                  24,758              671,174                (14,490)
 Surrenders for benefit
  payments and fees               (9,027,711)                (117,803)          (2,365,043)                (7,210)
 Net loan activity                  (737,269)                   3,294              (63,109)                (3,171)
 Cost of insurance                (5,001,598)                (175,145)          (1,799,439)                (9,635)
                               -------------            -------------       --------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (9,643,383)                 (37,531)          (1,352,663)               (34,489)
                               -------------            -------------       --------------            -----------
 Net increase (decrease) in
  net assets                       4,265,376                  105,875              414,069                (32,085)
NET ASSETS:
 Beginning of year                95,546,266                2,141,214           30,765,779                130,992
                               -------------            -------------       --------------            -----------
 End of year                     $99,811,642               $2,247,089          $31,179,848                $98,907
                               =============            =============       ==============            ===========

                                                                                      HARTFORD
                                     HARTFORD                HARTFORD                  GROWTH
                                  GLOBAL LEADERS         GLOBAL TECHNOLOGY          OPPORTUNITIES
                                     HLS FUND                HLS FUND                 HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,156                    $369                    $3,130
 Net realized gain (loss) on
  security transactions                   9,653                  15,455                     1,104
 Net realized gain on
  distributions                              --                      --                    98,026
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (8,297)                 (7,217)                  131,322
                                    -----------             -----------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              2,512                   8,607                   233,582
                                    -----------             -----------             -------------
UNIT TRANSACTIONS:
 Purchases                                    1                       7                   181,598
 Net transfers                          (21,923)                (14,830)                  611,821
 Surrenders for benefit
  payments and fees                      (8,090)                (29,208)                  (97,729)
 Net loan activity                           --                  (4,893)                    7,195
 Cost of insurance                      (11,367)                 (4,668)                  (83,315)
                                    -----------             -----------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (41,379)                (53,592)                  619,570
                                    -----------             -----------             -------------
 Net increase (decrease) in
  net assets                            (38,867)                (44,985)                  853,152
NET ASSETS:
 Beginning of year                      177,897                 154,654                   741,383
                                    -----------             -----------             -------------
 End of year                           $139,030                $109,669                $1,594,535
                                    ===========             ===========             =============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                           HARTFORD           HARTFORD
                                  HARTFORD              INTERNATIONAL       INTERNATIONAL
                                    INDEX               SMALL COMPANY       OPPORTUNITIES
                                  HLS FUND                 HLS FUND           HLS FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $597,797                 $23,504                $ --
 Net realized gain (loss) on
  security transactions               121,077                  14,071             (81,057)
 Net realized gain on
  distributions                       994,355                 113,328                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (319,777)                 14,869           1,997,095
                                -------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,393,452                 165,772           1,916,038
                                -------------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                          2,621,453                  85,751           1,134,183
 Net transfers                     (1,047,864)                203,196              19,409
 Surrenders for benefit
  payments and fees                (2,491,930)                (23,811)         (1,078,059)
 Net loan activity                    (40,573)                 (5,040)            (87,529)
 Cost of insurance                 (1,819,949)                (72,477)           (792,767)
                                -------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (2,778,863)                187,619            (804,763)
                                -------------            ------------       -------------
 Net increase (decrease) in
  net assets                       (1,385,411)                353,391           1,111,275
NET ASSETS:
 Beginning of year                 33,112,951                 669,466          13,537,007
                                -------------            ------------       -------------
 End of year                      $31,727,540              $1,022,857         $14,648,282
                                =============            ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                       HARTFORD
                                 HARTFORD                 HARTFORD            HARTFORD                 MORTGAGE
                                  MIDCAP                   MIDCAP           MONEY MARKET              SECURITIES
                                 HLS FUND              VALUE HLS FUND         HLS FUND                 HLS FUND
                                SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $78,552                 $12,016             $702,953                $230,958
 Net realized gain (loss) on
  security transactions              237,266                  76,008                   --                 (12,332)
 Net realized gain on
  distributions                    2,874,194                 190,162                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (123,493)                (98,820)                  --                 (91,515)
                               -------------            ------------       --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       3,066,519                 179,366              702,953                 127,111
                               -------------            ------------       --------------            ------------
UNIT TRANSACTIONS:
 Purchases                         1,457,857                 224,585           13,334,958                 465,255
 Net transfers                      (480,403)               (859,508)         (10,434,772)                342,961
 Surrenders for benefit
  payments and fees               (1,071,034)                (89,627)          (4,460,576)               (247,467)
 Net loan activity                   (80,234)                (22,796)             (47,276)                (25,761)
 Cost of insurance                (1,109,550)               (148,765)          (2,001,982)               (351,409)
                               -------------            ------------       --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (1,283,364)               (896,111)          (3,609,648)                183,579
                               -------------            ------------       --------------            ------------
 Net increase (decrease) in
  net assets                       1,783,155                (716,745)          (2,906,695)                310,690
NET ASSETS:
 Beginning of year                19,147,220               2,850,892           26,185,492               5,743,434
                               -------------            ------------       --------------            ------------
 End of year                     $20,930,375              $2,134,147          $23,278,797              $6,054,124
                               =============            ============       ==============            ============

                                                                                   HARTFORD
                                      HARTFORD            HARTFORD                  VALUE
                                    SMALL COMPANY           STOCK               OPPORTUNITIES
                                      HLS FUND            HLS FUND                 HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $ --            $693,202                 $47,294
 Net realized gain (loss) on
  security transactions                   228,831            (620,321)                 18,889
 Net realized gain on
  distributions                                --                  --                  86,677
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,864,421           3,327,477                 125,622
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            2,093,252           3,400,358                 278,482
                                    -------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                926,716           3,426,625                 253,068
 Net transfers                            333,066          (1,444,065)                870,579
 Surrenders for benefit
  payments and fees                      (636,196)         (2,568,758)               (422,328)
 Net loan activity                        (63,488)           (209,962)                  1,768
 Cost of insurance                       (607,836)         (2,487,034)               (155,773)
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (47,738)         (3,283,194)                547,314
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets                            2,045,514             117,164                 825,796
NET ASSETS:
 Beginning of year                     10,248,307          37,998,680               2,430,388
                                    -------------       -------------            ------------
 End of year                          $12,293,821         $38,115,844              $3,256,184
                                    =============       =============            ============

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                    LORD ABBETT          LORD ABBETT             MFS NEW
                                  AMERICA'S VALUE        GROWTH AND             DISCOVERY
                                     PORTFOLIO        INCOME PORTFOLIO            SERIES
                                  SUB-ACCOUNT (A)      SUB-ACCOUNT (A)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $160                  $13                     $ --
 Net realized gain (loss) on
  security transactions                    --                   --                    4,772
 Net realized gain on
  distributions                            67                   78                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (233)                 (48)                  16,296
                                      -------              -------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               (6)                  43                   21,068
                                      -------              -------             ------------
UNIT TRANSACTIONS:
 Purchases                                867                   --                   75,218
 Net transfers                          6,890                1,293                  243,801
 Surrenders for benefit
  payments and fees                        --                   --                  (12,103)
 Net loan activity                         --                   --                   (7,374)
 Cost of insurance                       (109)                 (13)                 (90,379)
                                      -------              -------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     7,648                1,280                  209,163
                                      -------              -------             ------------
 Net increase (decrease) in
  net assets                            7,642                1,323                  230,231
NET ASSETS:
 Beginning of year                         --                   --                  897,244
                                      -------              -------             ------------
 End of year                           $7,642               $1,323               $1,127,475
                                      =======              =======             ============

(a)  From inception October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                     MFS TOTAL              OPPENHEIMER           OPPENHEIMER
                                       RETURN                 CAPITAL               GLOBAL             OPPENHEIMER
                                       SERIES            APPRECIATION FUND      SECURITIES FUND     MAIN STREET FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT (A)       SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $29,203                 $ --                   $ --                $ --
 Net realized gain (loss) on
  security transactions                     (263)                  --                      1                  --
 Net realized gain on
  distributions                           57,252                   --                     --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (29,326)                 (44)                 1,499                 (15)
                                    ------------              -------              ---------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                              56,866                  (44)                 1,500                 (15)
                                    ------------              -------              ---------             -------
UNIT TRANSACTIONS:
 Purchases                               211,324                   30                  2,200                  11
 Net transfers                           843,584                9,605                 51,075               4,829
 Surrenders for benefit
  payments and fees                     (187,586)                  --                     --                  --
 Net loan activity                        (7,178)                  --                     --                  --
 Cost of insurance                      (113,076)                 (45)                  (368)                (41)
                                    ------------              -------              ---------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      747,068                9,590                 52,907               4,799
                                    ------------              -------              ---------             -------
 Net increase (decrease) in
  net assets                             803,934                9,546                 54,407               4,784
NET ASSETS:
 Beginning of year                     1,362,994                   --                     --                  --
                                    ------------              -------              ---------             -------
 End of year                          $2,166,928               $9,546                $54,407              $4,784
                                    ============              =======              =========             =======

                                     PUTNAM VT               PUTNAM VT             PUTNAM VT
                                      CAPITAL               DIVERSIFIED              EQUITY
                                 OPPORTUNITIES FUND         INCOME FUND           INCOME FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $ --                 $62,585                $5,527
 Net realized gain (loss) on
  security transactions                    (186)                (33,384)                5,389
 Net realized gain on
  distributions                           1,013                      --                 7,621
 Net unrealized appreciation
  (depreciation) of
  investments during the year            32,879                  (3,524)               25,086
                                     ----------             -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             33,706                  25,677                43,623
                                     ----------             -----------            ----------
UNIT TRANSACTIONS:
 Purchases                               42,867                   4,926                65,303
 Net transfers                          186,779                 (70,676)              273,986
 Surrenders for benefit
  payments and fees                      (4,948)                (69,697)              (31,087)
 Net loan activity                         (521)                 (2,792)              (15,482)
 Cost of insurance                      (31,612)                (49,918)              (36,364)
                                     ----------             -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     192,565                (188,157)              256,356
                                     ----------             -----------            ----------
 Net increase (decrease) in
  net assets                            226,271                (162,480)              299,979
NET ASSETS:
 Beginning of year                      181,932                 878,263               454,698
                                     ----------             -----------            ----------
 End of year                           $408,203                $715,783              $754,677
                                     ==========             ===========            ==========

(a)  From inception October 3, 2005 to December 31, 2005.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                      PUTNAM VT           PUTNAM VT           PUTNAM VT
                                     GLOBAL ASSET          GLOBAL            GROWTH AND
                                   ALLOCATION FUND       EQUITY FUND         INCOME FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $46,154            $129,419            $560,361
 Net realized gain (loss) on
  security transactions                   (42,883)           (831,833)           (166,220)
 Net realized gain on
  distributions                                --                  --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             221,872           1,815,482           1,278,441
                                     ------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              225,143           1,113,068           1,672,582
                                     ------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                  1,976             919,527           2,327,036
 Net transfers                            (21,628)           (317,111)           (963,668)
 Surrenders for benefit
  payments and fees                      (322,765)           (924,321)         (1,835,189)
 Net loan activity                        (17,452)           (189,260)           (220,708)
 Cost of insurance                       (139,870)           (728,479)         (2,010,964)
                                     ------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (499,739)         (1,239,644)         (2,703,493)
                                     ------------       -------------       -------------
 Net increase (decrease) in
  net assets                             (274,596)           (126,576)         (1,030,911)
NET ASSETS:
 Beginning of year                      3,463,443          13,193,188          32,430,730
                                     ------------       -------------       -------------
 End of year                           $3,188,847         $13,066,612         $31,399,819
                                     ============       =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT          PUTNAM VT                                       PUTNAM VT
                                      HEALTH              HIGH                  PUTNAM VT             INTERNATIONAL
                                   SCIENCES FUND       YIELD FUND              INCOME FUND             EQUITY FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,112            $695,877                $227,371                $134,027
 Net realized gain (loss) on
  security transactions                  (3,640)             40,355                     684                  66,297
 Net realized gain on
  distributions                              --                  --                  73,711                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            79,002            (476,831)               (132,406)                743,723
                                    -----------       -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             77,474             259,401                 169,360                 944,047
                                    -----------       -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                  165             635,387                 529,594                 605,721
 Net transfers                          (82,762)           (897,084)                (78,799)               (215,710)
 Surrenders for benefit
  payments and fees                     (82,607)           (535,485)               (362,727)               (520,317)
 Net loan activity                       (1,837)            (15,324)                    272                 (71,125)
 Cost of insurance                      (41,501)           (531,985)               (417,203)               (431,441)
                                    -----------       -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (208,542)         (1,344,491)               (328,863)               (632,872)
                                    -----------       -------------            ------------            ------------
 Net increase (decrease) in
  net assets                           (131,068)         (1,085,090)               (159,503)                311,175
NET ASSETS:
 Beginning of year                      716,563           8,566,922               6,643,668               8,041,715
                                    -----------       -------------            ------------            ------------
 End of year                           $585,495          $7,481,832              $6,484,165              $8,352,890
                                    ===========       =============            ============            ============

                                    PUTNAM VT
                                  INTERNATIONAL           PUTNAM VT
                                    GROWTH AND        INTERNATIONAL NEW         PUTNAM VT
                                   INCOME FUND        OPPORTUNITIES FUND      INVESTORS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $4,418                $2,362                $6,932
 Net realized gain (loss) on
  security transactions                  1,627               (11,800)              (14,339)
 Net realized gain on
  distributions                             --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           50,355                52,164                54,654
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            56,400                42,726                47,247
                                    ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 714                   502                   939
 Net transfers                          (9,711)              (35,277)              (20,803)
 Surrenders for benefit
  payments and fees                    (14,672)               (9,461)              (14,425)
 Net loan activity                      (1,743)                 (422)               (5,752)
 Cost of insurance                     (15,286)              (16,575)              (37,274)
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (40,698)              (61,233)              (77,315)
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets                            15,702               (18,507)              (30,068)
NET ASSETS:
 Beginning of year                     425,989               273,410               578,282
                                    ----------            ----------            ----------
 End of year                          $441,691              $254,903              $548,214
                                    ==========            ==========            ==========

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                      PUTNAM VT               PUTNAM VT               PUTNAM VT
                                        MONEY                    NEW                     NEW
                                     MARKET FUND         OPPORTUNITIES FUND           VALUE FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $7,978                  $51,342                 $10,497
 Net realized gain (loss) on
  security transactions                       --                 (470,932)                 11,819
 Net realized gain on
  distributions                               --                       --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                 --                1,765,268                  32,816
                                     -----------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               7,978                1,345,678                  55,132
                                     -----------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                   666                1,479,705                     217
 Net transfers                          (186,154)              (1,165,738)                (18,628)
 Surrenders for benefit
  payments and fees                      (10,674)              (1,533,264)                (71,610)
 Net loan activity                           (26)                (172,763)                (11,333)
 Cost of insurance                       (32,072)                (921,118)                (49,026)
                                     -----------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (228,260)              (2,313,178)               (150,380)
                                     -----------            -------------            ------------
 Net increase (decrease) in
  net assets                            (220,282)                (967,500)                (95,248)
NET ASSETS:
 Beginning of year                       438,263               15,359,083               1,039,846
                                     -----------            -------------            ------------
 End of year                            $217,981              $14,391,583                $944,598
                                     ===========            =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT                                   PUTNAM VT              PUTNAM VT
                                       OTC &               PUTNAM VT            THE GEORGE              UTILITIES
                                     EMERGING              SMALL CAP            PUTNAM FUND             GROWTH AND
                                    GROWTH FUND           VALUE FUND             OF BOSTON             INCOME FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (A)         SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $ --                 $ --                $17,421                 $28,490
 Net realized gain (loss) on
  security transactions                (202,028)                  --                 16,702                  17,334
 Net realized gain on
  distributions                              --                   --                     --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           225,832                  164                 (3,348)                 67,288
                                    -----------            ---------            -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             23,804                  164                 30,775                 113,112
                                    -----------            ---------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                                1,857                  489                    276                   1,109
 Net transfers                          (29,305)              16,222                (76,033)                (34,713)
 Surrenders for benefit
  payments and fees                     (17,413)                  --                (37,230)                (92,095)
 Net loan activity                       (5,508)                  --                 (7,500)                 (2,899)
 Cost of insurance                      (22,920)                (464)               (58,386)                (67,935)
                                    -----------            ---------            -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (73,289)              16,247               (178,873)               (196,533)
                                    -----------            ---------            -----------            ------------
 Net increase (decrease) in
  net assets                            (49,485)              16,411               (148,098)                (83,421)
NET ASSETS:
 Beginning of year                      392,349                   --                816,424               1,340,103
                                    -----------            ---------            -----------            ------------
 End of year                           $342,864              $16,411               $668,326              $1,256,682
                                    ===========            =========            ===========            ============


                                                                           VAN KAMPEN LIT
                                    PUTNAM VT          PUTNAM VT              COMSTOCK
                                    VISTA FUND       VOYAGER FUND             PORTFOLIO
                                   SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT (A)
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $ --            $295,596                 $ --
 Net realized gain (loss) on
  security transactions                (98,971)         (2,005,081)                   1
 Net realized gain on
  distributions                             --                  --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          139,979           3,483,540                  302
                                    ----------       -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            41,008           1,774,055                  303
                                    ----------       -------------            ---------
UNIT TRANSACTIONS:
 Purchases                                 274           2,720,926                  323
 Net transfers                         (60,657)         (1,631,843)              24,183
 Surrenders for benefit
  payments and fees                    (10,415)         (2,970,374)                  (3)
 Net loan activity                      (6,444)           (261,302)                  --
 Cost of insurance                     (22,481)         (1,940,105)                (221)
                                    ----------       -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (99,723)         (4,082,698)              24,282
                                    ----------       -------------            ---------
 Net increase (decrease) in
  net assets                           (58,715)         (2,308,643)              24,585
NET ASSETS:
 Beginning of year                     390,398          34,312,360                   --
                                    ----------       -------------            ---------
 End of year                          $331,683         $32,003,717              $24,585
                                    ==========       =============            =========

(a)  From inception October 3, 2005 to December 31, 2005.

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account VL I (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): AllianceBernstein VP International Value Portfolio, AllianceBernstein VP Small/Mid Cap Value Portfolio, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Capital Development Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Fund International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Mid Cap Portfolio, Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Mutual Shares Securities Fund, Templeton Growth Securities, Mutual Discovery Securities Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Index HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Value Opportunities HLS Fund, Lord Abbett America's Value Portfolio, Lord Abbett Growth and Income Portfolio, MFS Investors Trust Series, MFS New Discovery Series, MFS Total Return Series, Oppenheimer Capital Appreciation Fund, Oppenheimer Global Securities Fund, Oppenheimer Main Street Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, and Van Kampen LIT Comstock Portfolio.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2006.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the

-------------------------------------------------------------------------------

       date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable life account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. All sub-accounts are currently in the accumulation period.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE -- On the contract date and on each subsequent monthly activity date, the Company will charge an expense at an annual maximum rate of 1.40% from the Account to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges are included in the accompanying statements of changes in net assets.

4.     PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                   PURCHASES        PROCEEDS
SUB-ACCOUNT                                         AT COST        FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VP International Value
 Portfolio                                             $937,181           $8,994
AllianceBernstein VP Small/Mid Cap Value
 Portfolio                                              448,518           71,237
AIM V.I. Capital Appreciation Fund                      305,623           17,654
AIM V.I. Core Equity Fund                                25,860           10,949
AIM V.I. Mid Cap Core Equity Fund                       456,850        1,263,533
AIM V.I. Small Cap Equity Fund                           90,991            1,784
AIM V.I. Capital Development Fund                       231,109           76,203
American Funds Asset Allocation Fund                  2,054,020          846,835
American Funds Blue Chip Income and Growth
 Fund                                                 1,258,556          576,486
American Funds Bond Fund                              1,539,290          639,413
American Funds Global Growth Fund                     1,443,754          649,828
American Funds Growth Fund                            2,704,295        3,964,049
American Funds Growth-Income Fund                     3,037,184        2,654,090
American Funds International Fund                     3,602,530        1,993,594
American Funds New World Fund                         2,506,863        1,594,114
American Funds Global Small Capitalization
 Fund                                                 1,488,719        1,967,955
Fidelity VIP Asset Manager Portfolio                     52,021          160,473
Fidelity VIP Equity-Income Portfolio                  4,838,362        3,382,490
Fidelity VIP Contrafund Portfolio                     1,702,462          165,240
Fidelity VIP Overseas Portfolio                          61,020          391,844
Fidelity VIP Mid Cap Portfolio                          901,880          146,824
Franklin Income Securities Fund                         722,167           46,273
Franklin Small Cap Value Securities Fund              2,050,474          819,386
Mutual Shares Securities Fund                         2,254,122        1,383,338
Templeton Growth Securities Fund                        208,741           33,578
Mutual Discovery Securities Fund                        370,461            2,832
Hartford Advisers HLS Fund                            4,233,571        5,201,047
Hartford Total Return Bond HLS Fund                   7,714,429        5,861,900
Hartford Capital Appreciation HLS Fund               16,974,802       13,498,529
Hartford Dividend and Growth HLS Fund                 5,821,622        5,079,850

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                   PURCHASES        PROCEEDS
SUB-ACCOUNT                                         AT COST        FROM SALES
--------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund                       $12,931          $23,824
Hartford Global Leaders HLS Fund                          8,351           19,528
Hartford Global Technology HLS Fund                          --           23,329
Hartford Disciplined Equity HLS Fund                    241,532          482,769
Hartford Growth Opportunities HLS Fund                  865,098          717,476
Hartford Index HLS Fund                               6,079,348        6,489,684
Hartford International Small Company HLS Fund         2,466,440        1,937,194
Hartford International Opportunities HLS Fund         3,516,616        2,039,472
Hartford MidCap HLS Fund                              6,249,016        3,313,544
Hartford MidCap Value HLS Fund                          725,995          456,458
Hartford Money Market HLS Fund                       19,208,863       17,713,835
Hartford Mortgage Securities HLS Fund                 1,155,851          798,328
Hartford Small Company HLS Fund                       2,835,954        3,834,009
Hartford Stock HLS Fund                               4,017,532        4,749,682
Hartford Value Opportunities HLS Fund                 1,171,520        1,342,784
Lord Abbett America's Value Portfolio                   127,071            5,298
Lord Abbett Growth and Income Portfolio                 260,199           25,758
MFS Investors Trust Series                                8,640              371
MFS New Discovery Series                                121,519        1,009,479
MFS Total Return Series                               2,538,585        2,555,153
Oppenheimer Capital Appreciation Fund                   302,085           49,378
Oppenheimer Global Securities Fund                      713,594          169,665
Oppenheimer Main Street Fund                             50,403            7,595
Putnam VT Diversified Income Fund                       118,268          177,044
Putnam VT Global Asset Allocation Fund                  120,287          786,320
Putnam VT Global Equity Fund                            578,214        2,754,582
Putnam VT Growth and Income Fund                      2,048,004        5,084,537
Putnam VT Health Sciences Fund                            4,311           88,498
Putnam VT High Yield Fund                             1,398,402        1,478,268
Putnam VT Income Fund                                 1,625,941        1,463,527
Putnam VT International Growth and Income
 Fund                                                     8,103           46,626
Putnam VT International Equity Fund                   1,338,948        2,447,412
Putnam VT International New Opportunities
 Fund                                                     8,299           62,729
Putnam VT Investors Fund                                 35,325          116,933
Putnam VT Money Market Fund                               9,083           33,728
Putnam VT New Opportunities Fund                        623,743        1,968,012
Putnam VT New Value Fund                                 73,512          183,268
Putnam VT OTC & Emerging Growth Fund                      1,101           58,834
Putnam VT Small Cap Value Fund                          197,326           14,674
Putnam VT The George Putnam Fund of Boston               39,022          227,867
Putnam VT Utilities Growth and Income Fund               49,146          101,541
Putnam VT Vista Fund                                     16,948           57,364
Putnam VT Voyager Fund                                1,533,987        5,644,372
Putnam VT Capital Opportunities Fund                    281,255          131,279
Putnam VT Equity Income Fund                          1,364,545           77,934
Van Kampen LIT Comstock Portfolio                       658,281           12,014
                                                ---------------  ---------------
                                                   $134,846,671     $123,292,298
                                                ===============  ===============

-------------------------------------------------------------------------------

5.     CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VP
 International Value
 Portfolio                           85,112         1,891            83,221
AllianceBernstein VP
 Small/Mid Cap Value
 Portfolio                           42,561         8,562            33,999
AIM V.I. Capital Appreciation
 Fund                                29,423         1,844            27,579
AIM V.I. Core Equity Fund             2,136         1,140               996
AIM V.I. Mid Cap Core Equity
 Fund                                27,946        94,978           (67,032)
AIM V.I. Small Cap Equity
 Fund                                 7,479           232             7,247
AIM V.I. Capital Development
 Fund                                20,540         6,616            13,924
American Funds Asset
 Allocation Fund                    177,639       115,582            62,057
American Funds Blue Chip
 Income and Growth Fund              81,296        60,590            20,706
American Funds Bond Fund            150,735        85,685            65,050
American Funds Global Growth
 Fund                             1,410,290       879,395           530,895
American Funds Growth Fund        4,259,277     5,672,366        (1,413,089)
American Funds Growth-Income
 Fund                             3,174,929     3,531,996          (357,067)
American Funds International
 Fund                               217,860       150,525            67,335
American Funds New World Fund       136,654        98,016            38,638
American Funds Global Small
 Capitalization Fund                998,879     1,430,368          (431,489)
Fidelity VIP Asset Manager
 Portfolio                            8,363        77,919           (69,556)
Fidelity VIP Equity-Income
 Portfolio                        1,154,677     1,739,556          (584,879)
Fidelity VIP Contrafund
 Portfolio                          155,302        29,857           125,445
Fidelity VIP Overseas
 Portfolio                           30,853       190,288          (159,435)
Fidelity VIP Mid Cap
 Portfolio                           81,513        17,256            64,257
Franklin Income Securities
 Fund                                69,315         7,455            61,860
Franklin Small Cap Value
 Securities Fund                    126,518        67,782            58,736
Mutual Shares Securities Fund       162,252       117,739            44,513
Templeton Growth Securities
 Fund                                19,198         3,124            16,074
Mutual Discovery Securities
 Fund                                35,543           521            35,022
Hartford Advisers HLS Fund        1,236,632     2,570,134        (1,333,502)
Hartford Total Return Bond
 HLS Fund                         4,093,634     3,946,672           146,962
Hartford Capital Appreciation
 HLS Fund                         1,967,335     3,732,434        (1,765,099)
Hartford Dividend and Growth
 HLS Fund                         1,501,607     2,140,033          (638,426)
Hartford Global Advisers HLS
 Fund                                15,363        26,992           (11,629)
Hartford Global Leaders HLS
 Fund                                   272        16,816           (16,544)
Hartford Global Technology
 HLS Fund                                 1        28,293           (28,292)
Hartford Disciplined Equity
 HLS Fund                           265,046       452,815          (187,769)
Hartford Growth Opportunities
 HLS Fund                            46,035        50,007            (3,972)
Hartford Index HLS Fund           1,231,294     2,505,098        (1,273,804)
Hartford International Small
 Company HLS Fund                   118,524        99,811            18,713
Hartford International
 Opportunities HLS Fund           1,241,272     1,348,345          (107,073)
Hartford MidCap HLS Fund          1,225,981     1,432,212          (206,231)
Hartford MidCap Value HLS
 Fund                                35,265        36,389            (1,124)
Hartford Money Market HLS
 Fund                            19,549,681    19,309,420           240,261
Hartford Mortgage Securities
 HLS Fund                           398,987       517,884          (118,897)
Hartford Small Company HLS
 Fund                             1,002,882     2,304,989        (1,302,107)
Hartford Stock HLS Fund           1,412,999     2,399,500          (986,501)
Hartford Value Opportunities
 HLS Fund                            53,500        91,813           (38,313)

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
Lord Abbett America's Value
 Portfolio                           11,978           875            11,103
Lord Abbett Growth and Income
 Portfolio                           22,674         2,663            20,011
MFS Investors Trust Series              771            34               737
MFS New Discovery Series              8,844        71,670           (62,826)
MFS Total Return Series             207,778       218,085           (10,307)
Oppenheimer Capital
 Appreciation Fund                   29,996         4,935            25,061
Oppenheimer Global Securities
 Fund                                63,628        17,925            45,703
Oppenheimer Main Street Fund          4,766           899             3,867
Putnam VT Diversified Income
 Fund                                 4,825         9,764            (4,939)
Putnam VT Global Asset
 Allocation Fund                      6,637        35,378           (28,741)
Putnam VT Global Equity Fund         63,704       149,078           (85,374)
Putnam VT Growth and Income
 Fund                               105,871       229,498          (123,627)
Putnam VT Health Sciences
 Fund                                   148         6,347            (6,199)
Putnam VT High Yield Fund            74,501        91,454           (16,953)
Putnam VT Income Fund                98,904       100,689            (1,785)
Putnam VT International
 Growth and Income Fund                 571         3,088            (2,517)
Putnam VT International
 Equity Fund                        102,637       167,551           (64,914)
Putnam VT International New
 Opportunities Fund                   2,083         6,051            (3,968)
Putnam VT Investors Fund              3,014        10,660            (7,646)
Putnam VT Money Market Fund             423        21,310           (20,887)
Putnam VT New Opportunities
 Fund                                92,111       151,299           (59,188)
Putnam VT New Value Fund                942        10,254            (9,312)
Putnam VT OTC & Emerging
 Growth Fund                            438         8,122            (7,684)
Putnam VT Small Cap Value
 Fund                                17,707         1,791            15,916
Putnam VT The George Putnam
 Fund of Boston                          --        15,143           (15,143)
Putnam VT Utilities Growth
 and Income Fund                        344         3,855            (3,511)
Putnam VT Vista Fund                  1,240         4,222            (2,982)
Putnam VT Voyager Fund              187,599       321,405          (133,806)
Putnam VT Capital
 Opportunities Fund                  17,760        10,326             7,434
Putnam VT Equity Income Fund         93,968        11,926            82,042
Van Kampen LIT Comstock
 Portfolio                           61,136         2,611            58,525

    The changes in units outstanding for the year ended December 31, 2005 were as follows:

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VP
 Small/Mid Cap Value
 Portfolio                            2,141            23             2,118
AIM V.I. Mid Cap Core Equity
 Fund                                52,708        17,599            35,109
AIM V.I. Premier Equity Fund          5,180         5,737              (557)
AIM V.I. Small Cap Equity
 Fund                                   312            10               302
AIM V.I. Capital Development
 Fund                                    26            --                26
American Funds Asset
 Allocation Fund                    283,718        86,396           197,322
American Funds Blue Chip
 Income and Growth Fund             101,349       194,128           (92,779)
American Funds Bond Fund            188,991       243,023           (54,032)
American Funds Global Growth
 Fund                             1,170,058       915,218           254,840
American Funds Global Small
 Capitalization Fund              1,578,126     1,147,069           431,057
American Funds Growth Fund        5,914,872     3,967,118         1,947,754
American Funds Growth-Income
 Fund                             3,995,756     3,636,909           358,847
American Funds International
 Fund                               189,796       107,310            82,486

-------------------------------------------------------------------------------

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
American Funds New World Fund       142,349        79,040            63,309
Fidelity VIP Asset Manager
 Portfolio                           13,179       176,263          (163,084)
Fidelity VIP Equity-Income
 Portfolio                        1,090,292     1,357,702          (267,410)
Fidelity VIP Contrafund
 Portfolio                           11,567           677            10,890
Fidelity VIP Overseas
 Portfolio                            6,746       176,095          (169,349)
Fidelity VIP Mid Cap
 Portfolio                            3,938            44             3,894
Franklin Mutual Shares
 Securities Fund                    104,511        40,853            63,658
Franklin Small Cap Value
 Securities Fund                    103,329       123,577           (20,248)
Hartford Advisers HLS Fund        1,733,662     3,098,281        (1,364,619)
Hartford Total Return Bond
 HLS Fund                         4,284,864     3,165,809         1,119,055
Hartford Capital Appreciation
 HLS Fund                         2,372,152     4,251,652        (1,879,500)
Hartford Disciplined Equity
 HLS Fund                           424,137       449,785           (25,648)
Hartford Dividend and Growth
 HLS Fund                         1,693,644     2,113,611          (419,967)
Hartford Global Advisers HLS
 Fund                                    42        25,943           (25,901)
Hartford Global Leaders HLS
 Fund                                     5        38,410           (38,405)
Hartford Global Technology
 HLS Fund                            30,334       105,895           (75,561)
Hartford Growth Opportunities
 HLS Fund                            64,184        19,678            44,506
Hartford Index HLS Fund           1,438,421     2,320,596          (882,175)
Hartford International Small
 Company HLS Fund                   103,927        91,137            12,790
Hartford International
 Opportunities HLS Fund           1,017,799     1,384,473          (366,674)
Hartford MidCap HLS Fund          1,219,482     1,659,269          (439,787)
Hartford MidCap Value HLS
 Fund                                42,874       105,013           (62,139)
Hartford Money Market HLS
 Fund                            16,982,641    19,265,055        (2,282,414)
Hartford Mortgage Securities
 HLS Fund                           965,608       879,974            85,634
Hartford Small Company HLS
 Fund                             1,410,445     1,465,573           (55,128)
Hartford Stock HLS Fund           1,749,019     2,803,748        (1,054,729)
Hartford Value Opportunities
 HLS Fund                           189,215       149,895            39,320
Lord Abbett America's Value
 Portfolio                              775            11               764
Lord Abbett Growth and Income
 Portfolio                              129             1               128
MFS New Discovery Series             56,479        42,996            13,483
MFS Total Return Series              99,421        37,357            62,064
Oppenheimer Capital
 Appreciation Fund                      921             4               917
Oppenheimer Global Securities
 Fund                                 5,115            35             5,080
Oppenheimer Main Street Fund            466             4               462
Putnam VT Capital
 Opportunities Fund                  17,378         4,102            13,276
Putnam VT Diversified Income
 Fund                                   364        10,157            (9,793)
Putnam VT Equity Income Fund         40,510        20,004            20,506
Putnam VT Global Asset
 Allocation Fund                        331        20,971           (20,640)
Putnam VT Global Equity Fund         76,035       130,422           (54,387)
Putnam VT Growth and Income
 Fund                               112,955       198,620           (85,665)
Putnam VT Health Sciences
 Fund                                    30        16,345           (16,315)
Putnam VT High Yield Fund            62,147       118,545           (56,398)
Putnam VT Income Fund                53,453        66,248           (12,795)
Putnam VT International
 Equity Fund                         88,310       132,134           (43,824)
Putnam VT International
 Growth and Income Fund                 124         2,922            (2,798)
Putnam VT International New
 Opportunities Fund                      61         5,189            (5,128)
Putnam VT Investors Fund                615         8,297            (7,682)
Putnam VT Money Market Fund             439       146,774          (146,335)

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                             UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                                  ISSUED       REDEEMED         (DECREASE)
-------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund               111,040       224,265          (113,225)
Putnam VT New Value Fund                            74         8,605            (8,531)
Putnam VT OTC & Emerging Growth Fund             1,443        12,917           (11,474)
Putnam VT Small Cap Value Fund                   1,677            46             1,631
Putnam VT The George Putnam Fund of
 Boston                                             53        12,927           (12,874)
Putnam VT Utilities Growth and Income
 Fund                                              180         8,346            (8,166)
Putnam VT Vista Fund                               173         8,506            (8,333)
Putnam VT Voyager Fund                         151,963       291,575          (139,612)
Van Kampen LIT Comstock Portfolio                2,389            21             2,368

6.     FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP
 INTERNATIONAL VALUE PORTFOLIO
 2006  Lowest contract charges           83,221    $12.314196      $1,024,800
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
ALLIANCEBERNSTEIN VP SMALL/MID
 CAP VALUE PORTFOLIO
 2006  Lowest contract charges           36,117     11.480951         414,661
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges            2,118     10.053255          21,294
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AIM V.I. CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges           27,579     11.261514         310,582
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AIM V.I. CORE EQUITY FUND
 2006  Lowest contract charges            5,903     14.507758          85,640
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
ALLIANCEBERNSTEIN VP
 INTERNATIONAL VALUE PORTFOLIO
 2006  Lowest contract charges           --              0.08%             13.22%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
ALLIANCEBERNSTEIN VP SMALL/MID
 CAP VALUE PORTFOLIO
 2006  Lowest contract charges           --              0.21%             14.20%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               1.55%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AIM V.I. CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges           --              0.13%              6.30%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AIM V.I. CORE EQUITY FUND
 2006  Lowest contract charges           --              1.70%              9.29%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND
 2006  Lowest contract charges           88,748    $15.522798      $1,377,617
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          155,780     13.954120       2,173,771
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          120,671     12.966631       1,564,695
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           21,304     11.392463         242,707
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AIM V.I. SMALL CAP EQUITY FUND
 2006  Lowest contract charges            7,549     12.253694          92,501
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges              302     10.434113           3,153
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AIM V.I. CAPITAL DEVELOPMENT FUND
 2006  Lowest contract charges           13,950     12.010285         167,538
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges               26     10.307493             264
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 2006  Lowest contract charges          681,812     14.994647      10,223,533
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          619,755     13.077484       8,104,836
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          422,433     11.982388       5,061,752
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          214,096     11.059916       2,367,888
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND
 2006  Lowest contract charges           --              0.73%             11.24%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.58%              7.62%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.19%             13.82%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              13.93%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AIM V.I. SMALL CAP EQUITY FUND
 2006  Lowest contract charges           --                --              17.44%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               2.12%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AIM V.I. CAPITAL DEVELOPMENT FUND
 2006  Lowest contract charges           --                --              16.52%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               1.90%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 2006  Lowest contract charges           --              2.37%             14.66%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              2.58%              9.14%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              2.43%              8.34%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              3.70%             10.60%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 2006  Lowest contract charges          398,044    $16.027025      $6,379,456
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          377,338     13.649702       5,150,556
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          470,117     12.728640       5,983,950
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          123,221     11.598516       1,429,175
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AMERICAN FUNDS BOND FUND
 2006  Lowest contract charges          392,511     11.857928       4,654,369
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          327,461     11.083750       3,629,494
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          381,493     10.910455       4,162,262
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          148,641     10.320517       1,534,055
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AMERICAN FUNDS GLOBAL GROWTH FUND
 2006  Lowest contract charges        4,719,493      1.495637       7,058,648
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        4,188,598      1.241944       5,202,004
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        3,933,758      1.088710       4,282,722
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        4,086,581      0.959325       3,920,359
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        2,288,253      0.709176       1,622,774
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 2006  Lowest contract charges           --              1.16%             17.42%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.09%              7.24%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.45%              9.74%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              15.99%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AMERICAN FUNDS BOND FUND
 2006  Lowest contract charges           --              3.83%              6.99%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              3.23%              1.59%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              3.37%              5.72%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --               3.21%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AMERICAN FUNDS GLOBAL GROWTH FUND
 2006  Lowest contract charges           --              0.87%             20.43%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.66%             14.08%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.46%             13.49%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.34%             35.27%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.88%            (14.64)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 2006  Lowest contract charges       18,156,380     $1.179431     $21,414,198
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges       19,569,469      1.070088      20,941,054
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       17,621,715      0.920977      16,229,194
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       14,413,229      0.818667      11,799,635
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        8,175,408      0.598421       4,892,336
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AMERICAN FUNDS GROWTH-INCOME FUND
 2006  Lowest contract charges       15,620,742      1.459565      22,799,489
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges       15,977,809      1.266953      20,243,133
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       15,618,962      1.197136      18,698,022
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       13,829,818      1.084618      15,000,069
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        7,756,755      0.819043       6,353,116
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AMERICAN FUNDS INTERNATIONAL FUND
 2006  Lowest contract charges          645,353     21.656876      13,976,334
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          578,018     18.202405      10,521,325
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          495,532     14.981085       7,423,605
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          143,348     12.555634       1,799,827
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 2006  Lowest contract charges           --              0.79%             10.22%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.72%             16.19%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.19%             12.50%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.14%             36.80%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.04%            (24.45)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AMERICAN FUNDS GROWTH-INCOME FUND
 2006  Lowest contract charges           --              1.59%             15.20%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.35%              5.83%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.91%             10.37%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.33%             32.43%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.19%            (18.34)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AMERICAN FUNDS INTERNATIONAL FUND
 2006  Lowest contract charges           --              1.72%             18.98%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.63%             21.50%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.65%             19.32%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              2.17%             25.56%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2006  Lowest contract charges          198,295    $23.629455      $4,685,604
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          159,657     17.820884       2,845,230
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           96,348     14.760130       1,422,105
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           23,861     12.424553         296,459
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2006  Lowest contract charges        2,617,299      2.032992       5,320,948
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        3,048,788      1.638805       4,996,370
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        2,617,731      1.307366       3,422,332
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        2,435,621      1.081533       2,634,205
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          944,058      0.704466         665,056
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
FIDELITY VIP ASSET MANAGER
 PORTFOLIO
 2006  Lowest contract charges          685,090      2.273295       1,557,411
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          754,646      2.118302       1,598,567
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          917,730      2.035964       1,868,465
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        1,227,027      1.930394       2,368,645
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        1,619,964      1.636274       2,650,704
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2006  Lowest contract charges           --              1.17%             32.59%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.32%             20.74%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.64%             18.80%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              24.25%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2006  Lowest contract charges           --              0.46%             24.05%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.83%             25.35%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --              20.88%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.56%             53.53%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.73%            (19.05)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
FIDELITY VIP ASSET MANAGER
 PORTFOLIO
 2006  Lowest contract charges           --              2.73%              7.32%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              2.74%              4.04%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              2.99%              5.47%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              3.40%             17.98%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              3.87%             (8.73)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME
 PORTFOLIO
 2006  Lowest contract charges           14,000    $12.458100        $174,410
    Highest contract charges          6,426,390      3.297550      21,191,343
    Remaining contract charges               --            --              --
 2005  Lowest contract charges            2,028     10.387944          21,069
    Highest contract charges          7,023,241      2.743539      19,268,536
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        7,292,679      2.591536      18,899,240
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        7,558,138      2.323637      17,562,370
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        7,593,559      1.782890      13,538,480
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
FIDELITY VIP CONTRAFUND PORTFOLIO
 2006  Lowest contract charges          136,335     11.911647       1,623,977
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           10,890     10.689654         116,411
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
FIDELITY VIP OVERSEAS PORTFOLIO
 2006  Lowest contract charges          890,349      2.539150       2,260,730
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        1,049,784      2.150376       2,257,429
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        1,219,133      1.806348       2,202,179
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        1,974,703      1.589607       3,139,001
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        2,938,313      1.108757       3,257,875
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
FIDELITY VIP MID CAP PORTFOLIO
 2006  Lowest contract charges           68,151     11.950350         814,427
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --
 2005  Lowest contract charges            3,894     10.631702          41,397
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
FIDELITY VIP EQUITY-INCOME
 PORTFOLIO
 2006  Lowest contract charges           --              2.79%             19.93%
    Highest contract charges             --              3.34%             20.19%
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               3.24%
    Highest contract charges             --              1.60%              5.87%
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.54%             11.53%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.77%             30.33%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.75%            (16.95)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
FIDELITY VIP CONTRAFUND PORTFOLIO
 2006  Lowest contract charges           --              1.24%             11.43%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               3.58%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
FIDELITY VIP OVERSEAS PORTFOLIO
 2006  Lowest contract charges           --              0.90%             18.08%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.68%             19.05%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.41%             13.64%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.91%             43.37%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.77%            (20.28)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
FIDELITY VIP MID CAP PORTFOLIO
 2006  Lowest contract charges           --              0.05%             12.40%
    Highest contract charges             --                --                 --
    Remaining contract charges      --             --                --
 2005  Lowest contract charges           --                --               3.65%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest contract charges           61,860    $11.443038        $707,863
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2006  Lowest contract charges          264,822     19.163059       5,074,793
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          206,086     16.381351       3,375,967
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          226,334     15.061082       3,408,832
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           40,065     12.170997         487,637
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
MUTUAL SHARES SECURITIES FUND
 2006  Lowest contract charges          248,134     16.767268       4,160,520
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          203,621     14.163953       2,884,085
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          139,963     12.811952       1,793,194
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           48,371     11.375095         550,221
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
TEMPLETON GROWTH SECURITIES FUND
 2006  Lowest contract charges           16,074     11.681704         187,772
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
MUTUAL DISCOVERY SECURITIES FUND
 2006  Lowest contract charges           35,022     11.432675         400,390
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest contract charges           --              0.06%             12.16%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2006  Lowest contract charges           --              0.57%             16.98%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.73%              8.77%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.18%             23.75%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              21.71%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
MUTUAL SHARES SECURITIES FUND
 2006  Lowest contract charges           --              1.47%             18.38%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.87%             10.55%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.82%             12.63%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              13.75%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
TEMPLETON GROWTH SECURITIES FUND
 2006  Lowest contract charges           --              0.03%             11.62%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
MUTUAL DISCOVERY SECURITIES FUND
 2006  Lowest contract charges           --              0.01%             11.43%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2006  Lowest contract charges       10,057,330     $3.195934     $32,142,564
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges       11,390,832      2.886947      32,884,727
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       12,755,451      2.692139      34,339,447
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       13,723,139      2.594991      35,611,423
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges       14,309,440      2.190023      31,338,002
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2006  Lowest contract charges       13,485,760      2.362266      31,856,952
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges       13,338,798      2.254006      30,065,732
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       12,219,743      2.200121      26,884,914
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       13,588,688      2.102885      28,575,449
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges       11,971,950      1.949909      23,344,213
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2006  Lowest contract charges           --              2.32%             10.70%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              3.21%              7.24%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              2.04%              3.74%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              2.41%             18.49%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              2.92%            (13.79)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2006  Lowest contract charges           --              4.99%              4.80%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              7.59%              2.45%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              4.71%              4.62%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              3.65%              7.85%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              4.02%             10.08%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
 2006  Lowest contract charges       15,953,011     $6.569283    $104,799,843
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges       17,718,110      5.633312      99,811,642
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       19,597,610      4.875404      95,546,266
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       22,243,450      4.084473      90,852,769
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges       23,886,542      2.868780      68,525,233
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 2006  Lowest contract charges        8,585,977      4.068371      34,930,939
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        9,224,403      3.380148      31,179,848
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        9,644,370      3.190025      30,765,779
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       10,320,680      2.837561      29,285,558
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges       10,602,240      2.237882      23,726,562
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
 2006  Lowest contract charges           --              1.34%             16.62%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.93%             15.55%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.34%             19.36%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.61%             42.38%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.62%            (19.70)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 2006  Lowest contract charges           --              1.80%             20.36%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.88%              5.96%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.38%             12.42%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.53%             26.80%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.57%            (14.23)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
 2006  Lowest contract charges           58,559     $1.533670         $89,810
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           70,188      1.409162          98,907
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           96,089      1.363233         130,992
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          112,375      1.209099         135,872
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          251,097      0.988953         248,323
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD GLOBAL LEADERS HLS FUND
 2006  Lowest contract charges          106,274      1.292115         137,318
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          122,818      1.131997         139,030
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          161,223      1.103429         177,897
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          202,922      0.925806         187,867
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          458,598      0.682881         313,168
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
 2006  Lowest contract charges           --              2.81%              8.84%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              3.51%              3.37%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.02%             12.75%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.43%             22.26%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.05%             (8.95)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD GLOBAL LEADERS HLS FUND
 2006  Lowest contract charges           --              0.76%             14.15%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.72%              2.59%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.51%             19.19%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.37%             35.57%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.20%            (19.51)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 2006  Lowest contract charges          104,859     $0.908928         $95,309
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          133,151      0.823643         109,669
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          208,712      0.740995         154,654
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          387,383      0.731126         283,226
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          156,732      0.452718          70,955
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 2006  Lowest contract charges        1,458,671      1.534766       2,238,719
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        1,646,440      1.364817       2,247,089
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        1,672,088      1.280563       2,141,214
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        1,659,563      1.181232       1,960,328
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        1,185,677      0.916970       1,087,230
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 2006  Lowest contract charges           92,944     18.435854       1,713,495
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           96,916     16.452771       1,594,535
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           52,410     14.145761         741,383
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           25,832     12.071320         311,829
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 2006  Lowest contract charges           --                --              10.36%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.31%             11.15%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --               1.35%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              61.50%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --                --             (38.59)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 2006  Lowest contract charges           --              1.10%             12.45%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.17%              6.58%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.12%              8.41%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.41%             28.82%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.40%            (24.65)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 2006  Lowest contract charges           --              0.86%             12.05%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.27%             16.31%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --              17.19%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              20.71%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2006  Lowest contract charges        8,456,949     $3.764477     $31,835,988
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        9,730,753      3.260543      31,727,540
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       10,612,928      3.120058      33,112,951
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        9,709,746      2.826298      27,442,637
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges       10,731,117      2.205769      23,670,365
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 2006  Lowest contract charges           75,865     23.147960       1,756,122
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           57,152     17.897193       1,022,857
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           44,362     15.090922         669,466
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           23,118     12.902318         298,281
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2006  Lowest contract charges        6,082,069      2.945663      17,915,727
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        6,189,142      2.366771      14,648,282
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        6,555,816      2.064885      13,537,007
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        7,343,106      1.748699      12,840,881
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        9,470,460      1.313864      12,442,897
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD INDEX HLS FUND
 2006  Lowest contract charges           --              1.66%             15.46%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.88%              4.50%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.31%             10.39%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.38%             28.13%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.20%            (22.45)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 2006  Lowest contract charges           --              1.60%             29.34%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              2.24%             18.60%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --              16.96%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              2.33%             29.02%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2006  Lowest contract charges           --              2.70%             24.46%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --              14.62%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.72%             18.08%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.90%             33.10%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.91%            (17.93)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
 2006  Lowest contract charges        6,229,261     $3.634263     $22,638,771
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        6,435,492      3.252335      20,930,375
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        6,875,279      2.784937      19,147,220
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        7,132,089      2.391809      17,058,594
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        6,188,503      1.737334      10,751,497
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD MIDCAP VALUE HLS FUND
 2006  Lowest contract charges          131,295     18.998199       2,494,362
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          132,419     16.116626       2,134,147
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          194,558     14.653166       2,850,892
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           42,658     12.599619         537,480
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest contract charges       14,790,918      1.675089      24,776,105
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges       14,550,657      1.599845      23,278,797
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       16,833,071      1.555598      26,185,492
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       21,062,670      1.541051      32,458,648
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges       23,026,608      1.529607      35,221,660
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD MIDCAP HLS FUND
 2006  Lowest contract charges           --              1.11%             11.74%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.40%             16.78%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.27%             16.44%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.27%             37.67%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.13%            (14.22)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD MIDCAP VALUE HLS FUND
 2006  Lowest contract charges           --              0.95%             17.88%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.58%              9.99%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.10%             16.30%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              26.00%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest contract charges           --              4.60%              4.70%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              2.77%              2.84%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.92%              0.94%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.74%              0.75%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.43%              1.47%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 2006  Lowest contract charges        2,843,706     $2.139020      $6,082,744
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        2,962,603      2.043515       6,054,124
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        2,876,969      1.996349       5,743,434
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        2,932,026      1.917343       5,621,700
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        3,520,592      1.874447       6,599,163
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD SMALL COMPANY HLS FUND
 2006  Lowest contract charges        5,009,502      2.228805      11,165,202
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        6,311,609      1.947811      12,293,821
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        6,366,737      1.609664      10,248,307
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        7,303,097      1.434873      10,479,017
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        6,601,535      0.920563       6,077,129
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
HARTFORD STOCK HLS FUND
 2006  Lowest contract charges       10,375,158      3.846378      39,906,781
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges       11,361,659      3.354778      38,115,844
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges       12,416,388      3.060365      37,998,680
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges       13,692,226      2.937881      40,226,132
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges       15,247,361      2.322928      35,418,523
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 2006  Lowest contract charges           --             10.18%              4.67%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              3.84%              2.36%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              4.85%              4.12%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              3.25%              2.29%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              3.39%              8.15%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD SMALL COMPANY HLS FUND
 2006  Lowest contract charges           --              0.17%             14.43%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --              21.01%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --              12.18%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              55.87%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --                --             (30.23)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
HARTFORD STOCK HLS FUND
 2006  Lowest contract charges           --              1.33%             14.65%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.87%              9.62%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.06%              4.17%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.19%             26.47%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.92%            (24.25)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
 2006  Lowest contract charges          167,032    $18.873752      $3,152,515
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          205,345     15.857149       3,256,184
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          166,025     14.638700       2,430,388
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           14,326     12.314438         176,418
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
LORD ABBETT AMERICA'S VALUE
 PORTFOLIO
 2006  Lowest contract charges           11,867     11.466028         136,072
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges               --            --              --
    Highest contract charges                764     10.009346           7,642
    Remaining contract charges               --            --              --
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2006  Lowest contract charges           20,139     12.161720         244,921
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges              128     10.370449           1,323
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
MFS INVESTORS TRUST SERIES
 2006  Lowest contract charges              737     11.794638           8,695
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
MFS NEW DISCOVERY SERIES
 2006  Lowest contract charges           20,168     15.380400         310,194
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           82,994     13.585071       1,127,475
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           69,511     12.907985         897,244
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           11,699     12.118057         141,770
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
 2006  Lowest contract charges           --              1.22%             19.02%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.49%              8.32%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.34%             18.87%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              23.14%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
LORD ABBETT AMERICA'S VALUE
 PORTFOLIO
 2006  Lowest contract charges           --              5.15%             14.55%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --                 --
    Highest contract charges             --             20.38%              0.51%
    Remaining contract charges           --                --                 --
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2006  Lowest contract charges           --              2.43%             17.27%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              5.85%              2.64%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
MFS INVESTORS TRUST SERIES
 2006  Lowest contract charges           --              0.04%             12.99%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
MFS NEW DISCOVERY SERIES
 2006  Lowest contract charges           --                --              13.22%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               5.25%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --               6.52%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              21.18%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
MFS TOTAL RETURN SERIES
 2006  Lowest contract charges          165,378    $13.801173      $2,282,404
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          175,685     12.334140       2,166,928
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          113,621     11.995951       1,362,994
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           61,329     10.776006         660,879
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
OPPENHEIMER CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges           25,978     11.214030         291,316
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges              917     10.414050           9,546
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
OPPENHEIMER GLOBAL SECURITIES
 FUND
 2006  Lowest contract charges           50,783     12.570301         638,356
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges            5,080     10.710592          54,407
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
OPPENHEIMER MAIN STREET FUND
 2006  Lowest contract charges            4,329     11.893698          51,488
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges              462     10.364164           4,784
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
MFS TOTAL RETURN SERIES
 2006  Lowest contract charges           --              2.30%             11.89%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.67%              2.82%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.39%             11.32%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --               7.76%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
OPPENHEIMER CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges           --              0.01%              7.68%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               3.86%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
OPPENHEIMER GLOBAL SECURITIES
 FUND
 2006  Lowest contract charges           --              0.27%             17.36%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               4.57%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
OPPENHEIMER MAIN STREET FUND
 2006  Lowest contract charges           --              0.24%             14.76%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               2.32%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                           UNIT           CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE#    OWNERS' EQUITY
--------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND
 2006  Lowest contract charges                 31,711     $20.819828          $660,224
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                 36,650      19.530112           715,783
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                 46,443      18.910417           878,263
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                 67,831      17.256953         1,170,553
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges                286,881      14.348324         4,116,263
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 2006  Lowest contract charges                 96,878      28.694786         2,779,901
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                125,619      25.385139         3,188,847
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                146,259      23.680233         3,463,443
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                221,162      21.674078         4,793,484
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges                343,655      17.760045         6,103,335
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
PUTNAM VT GLOBAL EQUITY FUND
 2006  Lowest contract charges                455,485      29.800420        13,573,633
    Highest contract charges                    1,455      17.658324            25,698
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                540,385      24.129019        13,038,961
    Highest contract charges                    1,929      14.331216            27,651
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                596,158      22.118357        13,186,038
    Highest contract charges                      543      13.174300             7,150
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                699,352      19.412578        13,576,229
    Highest contract charges                       29      11.588901               333
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges                906,049      14.985684        13,577,762
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND
 2006  Lowest contract charges                  --               5.89%               6.60%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               7.78%               3.28%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               9.84%               9.58%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --              13.02%              20.27%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --               3.79%               6.20%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 2006  Lowest contract charges                  --               3.12%              13.04%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               1.40%               7.20%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               3.32%               9.26%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --               4.55%              22.04%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --               2.13%             (12.36)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
PUTNAM VT GLOBAL EQUITY FUND
 2006  Lowest contract charges                  --               0.58%              23.50%
    Highest contract charges                    --               0.38%              23.22%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               1.02%               9.09%
    Highest contract charges                    --               0.37%               8.78%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               2.23%              13.94%
    Highest contract charges                    --               1.66%              13.68%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --               1.29%              29.54%
    Highest contract charges                    --                 --               15.89%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --               0.32%             (22.16)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                           UNIT           CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE#    OWNERS' EQUITY
--------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 2006  Lowest contract charges                 14,234     $15.399391          $219,190
    Highest contract charges                  846,425      37.228527        31,511,147
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                  7,307      13.285600            97,079
    Highest contract charges                  976,979      32.040356        31,302,740
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                  3,616      12.625543            45,653
    Highest contract charges                1,066,335      30.370460        32,385,077
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                  1,627      11.362976            18,489
    Highest contract charges                1,273,166      27.270997        34,720,513
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges              1,648,892      21.356598        35,214,733
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
PUTNAM VT HEALTH SCIENCES FUND
 2006  Lowest contract charges                 35,740      14.388482           514,252
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                 41,939      13.960596           585,495
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                 58,254      12.300632           716,563
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                 84,016      11.463412           963,106
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges                117,127       9.649126         1,130,175
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
PUTNAM VT HIGH YIELD FUND
 2006  Lowest contract charges                269,305      25.143715         6,771,321
    Highest contract charges                   57,876      13.775449           797,272
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                310,861      22.734033         7,067,115
    Highest contract charges                   33,273      12.463889           414,717
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                376,882      21.972422         8,281,001
    Highest contract charges                   23,650      12.089639           285,921
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                441,668      19.796707         8,743,564
    Highest contract charges                    1,576      10.936633            17,237
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges                466,297      15.605782         7,276,931
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 2006  Lowest contract charges                  --               1.31%              15.91%
    Highest contract charges                    --               1.80%              16.19%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               1.14%               5.23%
    Highest contract charges                    --               1.79%               5.50%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               1.36%              11.11%
    Highest contract charges                    --               1.80%              11.37%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --                 --               13.63%
    Highest contract charges                    --               2.22%              27.69%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --               2.42%             (18.79)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
PUTNAM VT HEALTH SCIENCES FUND
 2006  Lowest contract charges                  --               0.53%               3.07%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               0.34%              13.50%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               0.42%               7.30%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --               0.83%              18.80%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --               0.07%             (20.21)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
PUTNAM VT HIGH YIELD FUND
 2006  Lowest contract charges                  --               8.03%              10.60%
    Highest contract charges                    --               5.48%              10.52%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               8.59%               3.47%
    Highest contract charges                    --               7.34%               3.10%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               8.87%              10.99%
    Highest contract charges                    --               3.37%              10.54%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --              10.99%              26.86%
    Highest contract charges                    --                 --                9.37%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --              12.68%              (0.54)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                           UNIT           CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE#    OWNERS' EQUITY
--------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND
 2006  Lowest contract charges                297,132     $21.318359        $6,334,359
    Highest contract charges                   29,866      11.120988           332,140
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                307,922      20.337007         6,262,201
    Highest contract charges                   20,861      10.640021           221,964
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                328,095      19.822044         6,503,512
    Highest contract charges                   13,483      10.394738           140,156
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                383,786      18.928406         7,264,462
    Highest contract charges                    2,893       9.953490            28,794
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges                448,367      18.079459         8,106,227
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2006  Lowest contract charges                 24,728      20.691059           511,657
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2005  Lowest contract charges                 27,245      16.212019           441,691
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2004  Lowest contract charges                 30,043      14.179491           425,989
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2003  Lowest contract charges                 38,423      11.688479           449,102
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --
 2002  Lowest contract charges                 89,936       8.447396           759,727
    Highest contract charges                       --             --                --
    Remaining contract charges                     --             --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM VT INCOME FUND
 2006  Lowest contract charges                  --               4.49%               4.83%
    Highest contract charges                    --               3.90%               4.52%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               3.45%               2.60%
    Highest contract charges                    --               2.98%               2.36%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               4.30%               4.72%
    Highest contract charges                    --               1.71%               4.43%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --               4.76%               4.70%
    Highest contract charges                    --                 --               (0.47)%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --               5.37%               8.09%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2006  Lowest contract charges                  --               1.41%              27.63%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                  --               1.06%              14.33%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --               1.43%              21.31%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                  --               2.05%              38.37%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --               0.55%             (13.67)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY
 FUND
 2006  Lowest contract charges               --    $18.422748            $ --
    Highest contract charges             12,951     19.719498         255,395
    Remaining contract charges          453,328            --       9,129,476
 2005  Lowest contract charges          524,981     15.728136       8,256,972
    Highest contract charges              6,212     15.439804          95,918
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          572,314     13.986237       8,004,516
    Highest contract charges              2,703     13.761280          37,199
    Remaining contract charges               --            --              --
 2003  Lowest contract charges               --     10.983758              --
    Highest contract charges                797     11.843322           9,439
    Remaining contract charges          832,124            --       9,991,221
 2002  Lowest contract charges               --      8.522016              --
    Highest contract charges            799,946      9.315833       7,452,160
    Remaining contract charges               --            --              --
PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
 2006  Lowest contract charges           14,846     17.128684         254,293
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           18,814     13.548679         254,903
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           23,942     11.419666         273,410
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           39,327     10.050111         395,239
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges           85,655      7.523083         644,391
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY
 FUND
 2006  Lowest contract charges           --                --              28.04%
    Highest contract charges             --              0.53%             27.72%
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.68%             12.45%
    Highest contract charges             --              1.12%             12.20%
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.62%             16.49%
    Highest contract charges             --              1.00%             16.19%
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.04%             28.89%
    Highest contract charges             --                --              18.43%
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.80%             (9.63)%
    Highest contract charges             --              1.10%            (17.52)%
    Remaining contract charges           --                --                 --
PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
 2006  Lowest contract charges           --              1.54%             26.42%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.93%             18.64%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.34%             13.63%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.57%             33.59%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.92%            (13.46)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND
 2006  Lowest contract charges           43,534    $12.236223        $532,688
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           51,180     10.711383         548,214
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004 Lowest contract charges            58,862      9.824339         578,282
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           86,994      8.688642         755,862
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          226,629      6.827953       1,547,415
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
PUTNAM VT MONEY MARKET FUND
 2006  Lowest contract charges          116,312      1.662379         193,354
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges          137,199      1.588794         217,981
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges          283,534      1.545717         438,263
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          710,301      1.531768       1,088,016
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        1,414,143      1.520209       2,149,792
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
PUTNAM VT NEW OPPORTUNITIES FUND
 2006  Lowest contract charges            1,144     15.175568          17,355
    Highest contract charges            580,264     24.472443      14,200,480
    Remaining contract charges               --            --              --
 2005  Lowest contract charges            1,666     13.979089          23,284
    Highest contract charges            638,930     22.488065      14,368,299
    Remaining contract charges               --            --              --
 2004  Lowest contract charges              854     12.708018          10,851
    Highest contract charges            752,967     20.383662      15,348,232
    Remaining contract charges               --            --              --
 2003  Lowest contract charges              108     11.520422           1,246
    Highest contract charges            943,488     18.434963      17,393,171
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        1,160,569     13.891974      16,122,596
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
PUTNAM VT INVESTORS FUND
 2006  Lowest contract charges           --              0.67%             14.24%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.24%              9.03%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004 Lowest contract charges            --              0.75%             13.07%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.77%             27.25%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.40%            (23.68)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
PUTNAM VT MONEY MARKET FUND
 2006  Lowest contract charges           --              4.51%              4.63%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              2.58%              2.79%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.84%              0.91%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.78%              0.76%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              1.47%              1.46%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
PUTNAM VT NEW OPPORTUNITIES FUND
 2006  Lowest contract charges           --                --               8.56%
    Highest contract charges             --              0.17%              8.82%
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.07%             10.00%
    Highest contract charges             --              0.37%             10.32%
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --              10.31%
    Highest contract charges             --                --              10.57%
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              15.20%
    Highest contract charges             --                --              32.70%
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --                --             (30.29)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND
 2006  Lowest contract charges           41,358    $21.678201        $896,576
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           50,670     18.642121         944,598
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           59,201     17.564560       1,039,846
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           98,728     15.171400       1,497,845
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          210,324     11.418982       2,401,682
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
PUTNAM VT OTC & EMERGING GROWTH
 FUND
 2006  Lowest contract charges           40,760      7.974374         325,034
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           48,444      7.077526         342,864
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           59,918      6.548058         392,349
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges          102,476      6.007790         615,654
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          157,610      4.419389         696,538
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
PUTNAM VT SMALL CAP VALUE FUND
 2006  Lowest contract charges           17,547     11.801519         207,076
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges            1,631     10.061432          16,411
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
PUTNAM VT NEW VALUE FUND
 2006  Lowest contract charges           --              1.30%             16.29%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              1.09%              6.14%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              1.19%             15.77%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              1.65%             32.86%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              5.03%            (15.44)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
PUTNAM VT OTC & EMERGING GROWTH
 FUND
 2006  Lowest contract charges           --                --              12.67%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               8.09%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --               8.99%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              35.94%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --                --             (32.06)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
PUTNAM VT SMALL CAP VALUE FUND
 2006  Lowest contract charges           --              0.18%             17.30%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               0.35%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT THE GEORGE PUTNAM FUND
 OF BOSTON
 2006  Lowest contract charges           31,998    $15.910698        $509,110
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           47,141     14.177205         668,326
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           60,015     13.603625         816,424
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           79,692     12.540269         999,355
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          100,704     10.685893       1,076,116
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
PUTNAM VT UTILITIES GROWTH AND
 INCOME FUND
 2006  Lowest contract charges           46,977     31.688447       1,488,632
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           50,488     24.890887       1,256,682
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           58,654     22.847531       1,340,103
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           94,758     18.747452       1,776,466
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          159,539     14.997690       2,392,723
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
PUTNAM VT THE GEORGE PUTNAM FUND
 OF BOSTON
 2006  Lowest contract charges           --              2.81%             12.23%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              2.30%              4.22%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              2.17%              8.48%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              2.85%             17.35%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              2.31%             (8.57)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
PUTNAM VT UTILITIES GROWTH AND
 INCOME FUND
 2006  Lowest contract charges           --              3.12%             27.31%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              2.15%              8.94%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              2.63%             21.87%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              4.34%             25.00%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              3.66%            (23.83)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT VISTA FUND
 2006  Lowest contract charges           22,747    $13.629598        $310,038
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           25,729     12.891632         331,683
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           34,062     11.461246         390,398
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           56,148      9.639100         541,215
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2002  Lowest contract charges          114,266      7.224769         825,545
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
PUTNAM VT VOYAGER FUND
 2006  Lowest contract charges          902,677     32.251178      29,112,385
    Highest contract charges             20,704     13.125279         271,745
    Remaining contract charges               --            --              --
 2005  Lowest contract charges        1,043,240     30.510819      31,830,092
    Highest contract charges             13,947     12.448612         173,625
    Remaining contract charges               --            --              --
 2004  Lowest contract charges        1,187,603     28.800926      34,204,053
    Highest contract charges              9,196     11.778147         108,307
    Remaining contract charges               --            --              --
 2003  Lowest contract charges        1,471,936     27.341904      40,245,528
    Highest contract charges              1,683     11.213819          18,877
    Remaining contract charges               --            --              --
 2002  Lowest contract charges        1,739,584     21.845647      38,002,329
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
PUTNAM VT CAPITAL OPPORTUNITIES
 FUND
 2006  Lowest contract charges           33,514     18.033203         604,366
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           26,080     15.651902         408,203
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           12,804     14.208783         181,932
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges            5,210     12.028998          62,672
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
PUTNAM VT VISTA FUND
 2006  Lowest contract charges           --                --               5.72%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --              12.48%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --                --              18.90%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --                --              33.42%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --                --             (30.38)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
PUTNAM VT VOYAGER FUND
 2006  Lowest contract charges           --              0.38%              5.70%
    Highest contract charges             --              0.10%              5.44%
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.93%              5.94%
    Highest contract charges             --              0.55%              5.69%
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.48%              5.34%
    Highest contract charges             --              0.13%              5.03%
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.66%             25.18%
    Highest contract charges             --                --              12.14%
    Remaining contract charges           --                --                 --
 2002  Lowest contract charges           --              0.90%            (26.34)%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
PUTNAM VT CAPITAL OPPORTUNITIES
 FUND
 2006  Lowest contract charges           --              0.07%             15.21%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --              10.16%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.37%             18.12%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              6.90%             20.29%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

SEPARATE ACCOUNT VL I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                     UNIT         CONTRACT
SUB-ACCOUNT                           UNITS      FAIR VALUE#   OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2006  Lowest contract charges          138,326    $15.934960      $2,204,213
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges           56,284     13.408382         754,677
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2004  Lowest contract charges           35,778     12.708724         454,698
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2003  Lowest contract charges           30,054     11.365596         341,586
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 2006  Lowest contract charges           60,893     12.045674         733,493
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --
 2005  Lowest contract charges            2,368     10.380228          24,585
    Highest contract charges                 --            --              --
    Remaining contract charges               --            --              --

                                                     INVESTMENT
                                      EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**           RETURN***
---------------------------------  --------------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2006  Lowest contract charges           --              0.90%             18.84%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --              0.85%              5.51%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2004  Lowest contract charges           --              0.12%             11.82%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2003  Lowest contract charges           --              0.82%             13.66%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 2006  Lowest contract charges           --              0.79%             16.04%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --
 2005  Lowest contract charges           --                --               4.28%
    Highest contract charges             --                --                 --
    Remaining contract charges           --                --                 --

* This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative charges and Riders (if applicable) assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.50% to 1.40% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from $7.50 to $25 per coverage month for administrative services provided by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as Enhanced No Lapse Guarantee, Term Insurance and Death Benefit Guarantee, Deduction Amount Waiver, Waiver of Specified Amount Disability Benefit, Yearly Renewable Term Life Insurance, Guaranteed Withdrawal Benefit, Waiver of Scheduled Premium Option, Lifetime No Lapse Guarantee, Child Insurance, and Accidental Death Benefit.

    These deductions range from:

       -   $.01 - $.10 per $1,000 of Face Amount

       -   $.083 - $179.44 per $1,000 of net amount at risk

       -   6.9% - 34% of the monthly deduction amount

       -   $.02 - $.20 per $1.00 of the specified amount

       -   $0.50-6.00 per $1,000 of coverage

    These charges are a redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the consolidated financial statement schedules listed in the Index at S-1 to S-3. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 21, 2007

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $3,113         $2,811         $2,592
 Earned premiums                          547            449            484
 Net investment income                  2,728          2,569          2,470
 Net realized capital gains              (299)            75            140
  (losses)
                                     --------       --------       --------
                     TOTAL REVENUES     6,089          5,904          5,686
                                     --------       --------       --------
BENEFITS, CLAIMS AND EXPENSES
 Benefits, claims and claim             3,205          3,008          3,111
  adjustment expenses
 Insurance expenses and other             853            798            709
 Amortization of deferred policy        1,175            945            825
  acquisition costs and present
  value of future profits
 Dividends to policyholders                22             37             29
                                     --------       --------       --------
TOTAL BENEFITS, CLAIMS AND EXPENSES     5,255          4,788          4,674
                                     --------       --------       --------
 Income before income tax expense         834          1,116          1,012
  and cumulative effect of
  accounting changes
 Income tax expense                       103            207             29
 Income before cumulative effect of       731            909            983
  accounting changes
 Cumulative effect of accounting           --             --            (18)
  changes, net of tax
                                     --------       --------       --------
                         NET INCOME      $731           $909           $965
                                     --------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                   AS OF DECEMBER 31,
                                                 2006              2005
                                                  (IN MILLIONS, EXCEPT
                                                     FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available for sale, at         $45,340           $43,242
  fair value (amortized cost of $44,540 and
  $42,256)
 Equity securities, available for sale, at            275               310
  fair value (cost of $267 and $303)
 Equity securities, held for trading, at                1                 1
  fair value
 Policy loans, at outstanding balance               2,009             1,971
 Mortgage loans on real estate                      2,631             1,355
 Other investments                                  1,024               579
                                              -----------       -----------
                           TOTAL INVESTMENTS       51,280            47,458
                                              -----------       -----------
 Cash                                                 186               124
 Premiums receivable and agents' balances              29                23
 Reinsurance recoverables                           1,393             1,114
 Deferred policy acquisition costs and              7,334             7,101
  present value of future profits
 Deferred income taxes                               (491  )           (516  )
 Goodwill                                             186               186
 Other assets                                       1,290             1,611
 Separate account assets                          179,943           150,523
                                              -----------       -----------
                                TOTAL ASSETS     $241,150          $207,624
                                              -----------       -----------
LIABILITIES
 Reserve for future policy benefits                $8,209            $7,406
 Other policyholder funds                          40,191            38,399
 Consumer Notes                                       258                --
 Other liabilities                                  4,890             3,959
 Separate account liabilities                     179,943           150,523
                                              -----------       -----------
                           TOTAL LIABILITIES      233,491           200,287
                                              -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE           --                --
 11
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized,               6                 6
  issued and outstanding, par value $5,690
 Capital surplus                                    2,586             2,405
 Accumulated other comprehensive income
  Net unrealized capital gains on                     290               464
   securities, net of tax
  Foreign currency translation adjustments              1                (1  )
                                              -----------       -----------
TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME          291               463
                                              -----------       -----------
 Retained earnings                                  4,777             4,463
                                              -----------       -----------
                  TOTAL STOCKHOLDER'S EQUITY        7,660             7,337
                                              -----------       -----------
  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $241,150          $207,624
                                              -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                  ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME (LOSS)
                                                                       NET             NET (LOSS)
                                                                    UNREALIZED           GAIN ON
                                                                  CAPITAL GAINS         CASH FLOW          FOREIGN
                                      COMMON                       (LOSSES) ON           HEDGING          CURRENCY
                                       STOCK         CAPITAL       SECURITIES,        INSTRUMENTS,       TRANSLATION
                                                     SURPLUS        NET OF TAX         NET OF TAX        ADJUSTMENTS
                                                                     (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
2006
Balance, December 31, 2005               $6          $2,405             $577              $(113)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                       (77)
 Net loss on cash flow hedging
  instruments                                                                               (97)
 Cumulative translation
  adjustments                                                                                                  2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        181
Dividends declared
        BALANCE, DECEMBER 31, 2006       $6          $2,586             $500              $(210)              $1
                                        ---          ------           ------              -----              ---
2005
Balance, December 31, 2004               $6          $2,240           $1,124              $(184)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (547)
 Net loss on cash flow hedging
  instruments                                                                                71
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        165
Dividends declared
        BALANCE, DECEMBER 31, 2005       $6          $2,405             $577              $(113)             $(1)
                                        ---          ------           ------              -----              ---
2004
Balance, December 31, 2003               $6          $2,240             $728               $(17)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                                 292
 Net change in unrealized capital
  gains (losses) on securities (2)                                       104
 Net loss on cash flow hedging
  instruments                                                                              (167)
Total other comprehensive income
 Total comprehensive income
Dividends declared
        BALANCE, DECEMBER 31, 2004       $6          $2,240           $1,124              $(184)             $(1)
                                        ---          ------           ------              -----              ---


                                                                TOTAL
                                           RETAINED         STOCKHOLDER'S
                                           EARNINGS             EQUITY
                                                (IN MILLIONS)
----------------------------------  --------------------------------------
2006
Balance, December 31, 2005                  $4,463              $7,337
Comprehensive income
 Net income                                    731                 731
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                 (77)
 Net loss on cash flow hedging
  instruments                                                      (97)
 Cumulative translation
  adjustments                                                        2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                                   181
Dividends declared                            (417)               (417)
                                            ------              ------
        BALANCE, DECEMBER 31, 2006          $4,777              $7,660
                                            ------              ------
2005
Balance, December 31, 2004                  $4,064              $7,249
Comprehensive income
 Net income                                    909                 909
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (547)
 Net loss on cash flow hedging
  instruments                                                       71
Total other comprehensive income                                  (476)
 Total comprehensive income                                        433
Capital contribution from parent                                   165
Dividends declared                            (510)               (510)
                                            ------              ------
        BALANCE, DECEMBER 31, 2005          $4,463              $7,337
                                            ------              ------
2004
Balance, December 31, 2003                  $3,648              $6,604
Comprehensive income
 Net income                                    965                 965
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                           292
 Net change in unrealized capital
  gains (losses) on securities (2)                                 104
 Net loss on cash flow hedging
  instruments                                                     (167)
Total other comprehensive income                                   229
 Total comprehensive income                                      1,194
Dividends declared                            (549)               (549)
                                            ------              ------
        BALANCE, DECEMBER 31, 2004          $4,064              $7,249
                                            ------              ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(42), $(295), and $56 for the years ended December 31, 2006, 2005 and 2004, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(52), $38 and $(90) for the years ended December 31, 2006, 2005 and 2004, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(75), $26 and $78 for the years ended December 31, 2006, 2005 and 2004 respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
                                                (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                            $731            $909            $965
 Adjustments to reconcile net
  income to net cash provided by
  operating activities
 Amortization of deferred policy
  acquisition costs and present
  value of future profits             1,175             945             825
 Additions to deferred policy
  acquisition costs and present
  value of future profits            (1,351)         (1,226)         (1,375)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and
  loss adjustment expenses and
  unearned premiums                     836             129             726
 Reinsurance recoverables               (47)            177             (15)
 Receivables                             11              (3)             (3)
 Payables and accruals                  210             385            (212)
 Accrued and deferred income
  taxes                                 340              36             (21)
 Net realized capital losses
  (gains)                               299             (75)           (140)
 Depreciation and amortization          404             239              73
 Cumulative effect of accounting
  change, net of tax                     --              --              18
 Other, net                             157            (228)            (86)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY OPERATING
                      ACTIVITIES      2,765           1,288             755
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed maturities,
  available-for-sale                 19,517          19,727          18,457
 Equity securities,
  available-for-sale                    249              38              75
 Mortgage loans                         301             354             238
 Partnerships                            91             169              34
 Payments for the purchase of:
 Fixed maturities,
  available-for-sale                (22,017)        (21,511)        (19,309)
 Equity securities,
  available-for-sale                   (455)            (60)            (92)
 Mortgage loans                      (1,574)           (915)           (564)
 Partnerships                          (496)           (337)           (111)
 Change in policy loans, net            (39)            647            (148)
 Change in payables for
  collateral under securities
  lending, net                          788            (276)             19
 Change in all other, net              (713)           (193)            486
                                  ---------       ---------       ---------
     NET CASH USED FOR INVESTING
                      ACTIVITIES     (4,348)         (2,357)           (915)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Capital contributions                                  129              --
 Dividends paid                        (300)           (498)           (549)
 Proceeds from issuance of
  consumer notes                        258              --              --
 Net receipts from investment
  and universal life-type
  contracts                           1,686           1,347             829
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY FINANCING
                      ACTIVITIES      1,644             978             280
                                  ---------       ---------       ---------
 Impact of foreign exchange               1              (1)             --
 Net (decrease) increase in cash         62             (92)            120
                                  ---------       ---------       ---------
 Cash -- beginning of year              124             216              96
                                  ---------       ---------       ---------
 Cash -- end of year                   $186            $124            $216
                                  ---------       ---------       ---------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash (Received) Paid During
  the Year for:
 Income taxes                         $(163)           $149             $42

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company recaptured an indemnity reinsurance arrangement with Hartford Life and Accident Insurance Company in 2005. In conjunction with this transaction, the Company recorded a noncash capital contribution of $36 and a related extinguishment of the reinsurance recoverable liability.

The Company made noncash dividends of $117 and received noncash capital contributions of $154 from its parent company during 2006 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance, K.K.

The Company received, noncash capital contributions from its parent of $25 to settle intercompany balances related to stock compensation.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

NOTE 1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) corporate owned life insurance and (e) assumes fixed annuity products and guaranteed minimum income benefits ("GMIB") from Hartford Life's international operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIE") in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analysis. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated. For further discussion see Note 3.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and present value of future profits associated with variable annuity and other universal life-type contracts; the evaluation of other-than-temporary impairments on investments in available-for-sale securities; the valuation of guaranteed minimum withdrawal benefit derivatives and guaranteed minimum income benefit reinsurance derivatives; and contingencies relating to corporate litigation and regulatory matters.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements

In September 2006, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted SAB 108 on December 31, 2006. The adoption had no effect on the Company's consolidated financial condition or results of operations.

Share-Based Payment

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which replaced SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123(R) requires companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award. In January 2003, the Company began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS 123 and therefore the adoption of SFAS 123(R) did not have a material effect on the Company's financial position or results of operations and is not expected to have a material effect on future operations.

The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces Emerging Issues Task Force Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF Issue No. 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

Non-Traditional Long Duration Contracts

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                 NET INCOME             INCOME
-----------------------------------------------------------------------------------------------------
COMPONENTS OF CUMULATIVE EFFECT OF ADOPTION
Establishing GMDB and other benefit reserves for annuity
 contracts                                                           $(50)                $ --
Reclassifying certain separate accounts to general account             30                  294
Other                                                                   2                   (2)
                                                                    -----               ------
                         TOTAL CUMULATIVE EFFECT OF ADOPTION         $(18)                $292
                                                                    -----               ------

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure eligible items at fair value (i.e., the fair value option). Items eligible for the fair value option include certain recognized financial assets and liabilities, rights and obligations under certain insurance contracts that are not financial instruments, host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument, and certain commitments. Business entities shall report unrealized gains and losses on items for which the fair value option has been elected in net income. The fair value option (a) may be applied instrument by instrument, with certain exceptions, (b) is irrevocable (unless a new election date occurs), and (c) is applied only to entire instruments and not to portions of instruments. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain conditions. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company expects to adopt SFAS 159 on January 1, 2008, but has not yet determined the items to which the Company may apply the fair value option and the impact on the Company's consolidated financial statements.

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Company will adopt SFAS 157 on January 1, 2008, but has not yet quantified the impact. However, the Company has certain significant product riders, including GMWB, that are recorded using fair value. Under SFAS 157, fair value for GMWB will use significant Level 3 inputs including risk margins. The Company's account value associated with GMWB is $48.3 billion as of December 31, 2006. As a result, the one time realized capital loss that could be recorded upon the adoption of SFAS 157 could materially reduce the Company's 2008 net income. Realized gains and losses that will be recorded in future years are also likely to be more volatile than amounts recorded in prior years. In addition, adoption of SFAS 157 will result in a future reduction in variable annuity fee income as fees attributed to the embedded derivatives will increase consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of embedded derivative.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. The interpretation requires public companies to recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized would be the amount that represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized. A liability would be recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess. FIN 48 will require a tabular reconciliation of the change in the aggregate unrecognized tax benefits claimed, or expected to be claimed, in tax returns and disclosure relating to accrued interest and penalties for unrecognized tax benefits. Disclosure will also be required for those uncertain tax positions where it is reasonably possible that the estimate of the tax benefit will change significantly in the next 12 months. FIN 48 is effective for fiscal years beginning after December 15, 2006. Upon adoption as of the first quarter of 2007, FIN 48 will not have a material effect on the Company's consolidated financial condition or results of operations.

Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets". This Statement: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company is required to apply SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. SFAS 155 did not have an effect on the Company's consolidated financial condition and results of operations upon adoption at January 1, 2007. However, the standard could affect the future income recognition for securitized financial assets because there may be more embedded derivatives identified with changes in fair value recognized in net income.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts", ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The Company will adopt SOP 05-1 on January 1, 2007. The Company expects the cumulative effect upon adoption of SOP 05-1 to be $10 to $20, after-tax, which will be recorded as a reduction in retained earnings as of January 1, 2007.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Other investments primarily consist of derivatives, and limited partnership interests and proportionate share limited liability companies (collectively "limited partnerships"). Limited partnerships are accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Derivatives are carried at fair value.

Valuation of Fixed Maturities

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use market data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed ("ABS") and commercial mortgage-backed securities ("CMBS") are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2006 and 2005, primarily consisted of non-144A private placements and have an average duration of 5.0 and 4.8 years, respectively.

The following table presents the fair value of fixed maturity securities by pricing source as of December 31, 2006 and 2005.

                                                            2006                                         2005
                                                                      PERCENTAGE                                   PERCENTAGE
                                                                       OF TOTAL                                     OF TOTAL
                                             FAIR VALUE               FAIR VALUE          FAIR VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Priced via independent market
 quotations                                     $37,190                    82.0%             $36,055                    83.4%
Priced via broker quotations                      3,567                     7.9                2,271                     5.2
Priced via matrices                               3,810                     8.4                3,667                     8.5
Priced via other methods                             79                     0.2                  202                     0.5
Short-term investments (1)                          694                     1.5                1,047                     2.4
                                              ---------                 -------            ---------                 -------
                                  TOTAL         $45,340                   100.0%             $43,242                   100.0%
                                              ---------                 -------            ---------                 -------

(1) Short-term investments are primarily valued at amortized cost, which approximates fair value.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

Other-Than-Temporary Impairments on Available-for-Sale Securities

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost,
(b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage Loan Impairments

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction remeasurements are also included in net realized capital gains and losses. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the years ended December 31, 2006, 2005 and 2004. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

Net Investment Income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. The calculation of amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For high credit quality securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method. For non-highly rated securitized financial assets any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to estimated future value over the remaining life of the security based on future estimated cash flows.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of
Note 3.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. As of December 31, 2006 and 2005, approximately 82% and 84% of derivatives, respectively, based upon notional values, were priced via valuation models which utilize market data, while the remaining 18% and 16% of derivatives, respectively, were priced via broker quotations. These percentages exclude the guaranteed minimum withdrawal benefit ("GMWB") rider and the associated reinsurance contracts, which are discussed below as well as the reinsurance contracts associated with the GMIB product, which is discussed in Note 17. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and GMWB and GMIB reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB and GMIB reinsurance assumed contract amounts are recorded in other policyholder funds in the consolidated balance sheets. GMWB reinsurance ceded amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Other Investment and Risk Management Activities

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A1/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Product Derivatives and Risk Management

Valuation of Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Income Benefit Reinsurance Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The Company also assumes GMIB from a related party. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded GMWB derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder for the GMWB over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. Upon adoption of Statement of Financial Accounting Standard No. 157, "Fair Value Measurements", (SFAS 157) the Company will revise many of the assumptions used to value GMWB.

For contracts issued prior to July 2003, the Company has an unrelated party reinsurance arrangement in place to transfer its risk of loss due to GMWB. For contracts issued after July 2003, the Company had reinsured the risk of loss due to GMWB to a related party, Hartford Life and Accident Insurance Company. Both of these arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. During September 2005, the Company recaptured the reinsurance agreement with the related party. As a result of the recapture, the Company received derivative instruments, used to hedge its exposure to the GMWB rider, including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. For the years ended December 31, 2006, 2005 and 2004, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $26 loss, $55 loss and $0, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money', the Company's exposure as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

Deferred Policy Acquisition Costs and Present Value of Future Profits Associated with Variable Annuity and Other Universal Life-Type Contracts

Accounting Policy and Assumptions

Life policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits ("PVFP") is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC". At December 31, 2006 and December 31, 2005, the carrying value of the Company's Life DAC asset was $7.3 billion and $7.1 billion, respectively. Of those amounts, $4.4 billion and $4.5 billion related to individual variable annuities sold in the U.S., respectively, and $2.1 billion and $1.9 billion related to universal life-type contracts sold by Individual Life, respectively.

The Company amortizes DAC related to investment contracts and universal life-type contracts (including individual variable annuities) using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves. Components of EGPs are used to determine reserves for guaranteed minimum death and income benefits. For most contracts, the Company evaluates EGPs over a 20 year horizon as estimated profits emerging subsequent to year 20 are immaterial. The Company uses other measures for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. The Company also adjusts the DAC balance, through other comprehensive income, by an amount that represents the amortization of DAC that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2006, 2005 and 2004 was an increase to amortization of $45, $27 and $16, respectively.

Each year, the Company develops future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future gross profits are projected for the estimated lives of the contracts, and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, and mortality. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current aggregate separate account return assumption is approximately 8.0% (after fund fees, but before mortality and expense charges) for U.S. products. The overall actual return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall U.S. separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,418 on December 29, 2006), although no assurance can be provided that this correlation will continue in the future.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Estimating future gross profits is important not only for determining the amortization of DAC but also in the accounting and valuation of sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves. The estimation process, the underlying assumptions and the resulting EGPs, are evaluated regularly.

During the fourth quarter of 2006, the Company refined its estimation process for DAC amortization and completed a comprehensive study of assumptions. The Company plans to complete a comprehensive assumption study and refine its estimate of future gross profits in the third quarter of 2007 and at least annually thereafter.

Upon completion of an assumption study, the Company will revise its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as the guaranteed minimum death benefit reserving models. The cumulative balance of DAC as well as sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking". An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations being favorable compared to previous estimates of account value growth and EGPs. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations being unfavorable compared to previous estimates of account value growth and EGPs.

In addition to when a comprehensive assumption study is completed, comprehensive revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of a reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality, and expenses, based on the Company's most recent assumption study. These scenarios are run for individual variable annuity business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "unlock" would be necessary. A similar approach is used for variable universal life business.

Unlock Results

As described above, during the fourth quarter of 2006, the Company completed its latest study of assumptions underlying EGPs, resulting in an "unlock". The study covered all assumptions, including mortality, lapses, expenses and separate account returns, in substantially all product lines. The new best estimate assumptions were applied to the current in-force to project future gross profits. The impact on the Company's assets and liabilities as a result of the unlock during the fourth quarter was as follows:

SEGMENT
AFTER-TAX (CHARGE)                                        UNEARNED REVENUE          DEATH AND INCOME
BENEFIT                            DAC and PVFP               Reserves            Benefit Reserves (1)
---------------------------------------------------------------------------------------------------------
Retail Products Group                    $(70)                    $5                       $(10)
Retirement Plans                           20                     --                         --
Individual Life                           (46)                    30                         --
Life -- Other                             (46)                    --                         --
                                      -------                   ----                      -----
                        TOTAL           $(142)                   $35                       $(10)
                                      -------                   ----                      -----

SEGMENT                             SALES
AFTER-TAX (CHARGE)                INDUCEMENT
BENEFIT                             Assets        Total
-----------------------------  ------------------------------
Retail Products Group                  $3           $(72)
Retirement Plans                       --             20
Individual Life                        --            (16)
Life -- Other                          --            (46)
                                     ----        -------
                        TOTAL          $3          $(114)
                                     ----        -------

(1) As a result of the unlock, death benefit reserves, in the Retail Products Group, increased $294, offset by an increase of $279 in reinsurance recoverables.

An "unlock" only revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2006, the Company believed U.S. individual variable annuity separate account assets could fall, through a combination of negative market returns, lapses and mortality, by at least 53%, before portions of its DAC asset would be unrecoverable.

Reserve for Future Policy Benefits and Unpaid Claims and Claim Adjustment
Expenses

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

Other Policyholder Funds and Benefits Payable

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Policyholder funds include funding agreements held by VIE issuing medium-term notes.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

Foreign Currency Translation

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are their functional currencies.

Dividends to Policyholders

Policyholder dividends paid to certain policyholders, referred to as participating policies, are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 3%, 3%, and 5% as of December 31, 2006, 2005 and 2004, respectively, of total life insurance in force. Dividends to policyholders were $22, $37 and $29 for the years ended December 31, 2006, 2005 and 2004, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

Reinsurance

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 2. SEGMENT INFORMATION

The Company has four reportable operating segments: Retail Products Group ("Retail"), Retirement Plans ("Retirement"), Institutional Solutions Group ("Institutional") and Individual Life.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b).

Institutional primarily offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals. Within stable value, Institutional has an investor note program that offers both institutional and retail investor notes. Institutional and Retail notes are sold as funding agreement backed notes through trusts and ,may also be issued directly from the company to investors. Furthermore, Institutional offers additional individual products including structured settlements, single premium immediate annuities and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

Life charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between Life's Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of certain net realized capital gains and losses and the allocation of credit risk charges.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. Life evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in Life's Other category. Net realized capital gains and losses generated from credit related events, other than net periodic coupon settlements on credit derivatives, are retained by Corporate. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through realized capital gains and losses.

The "credit-risk" fee covers fixed income assets included in each operating segment's general account. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses.

The positive (negative) impact on realized gains and losses of the segments for allocated interest rate related realized gains and losses and the credit-risk fees were as follows:

                                  2006              2005              2004
--------------------------------------------------------------------------------
Retail
 Realized gains (losses)           $32               $34               $25
 Credit risk fees                  (26)              (26)              (22)
Retirement Plans
 Realized gains (losses)            10                 6                 5
 Credit risk fees                   (9)               (8)               (8)
Institutional
 Realized gains (losses)            16                13                 8
 Credit risk fees                  (22)              (18)              (16)
Individual Life
 Realized gains (losses)             9                 8                12
 Credit risk fees                   (6)               (5)               (5)
Other
 Realized gains (losses)           (67)              (61)              (50)
 Credit risk fees                   63                57                51
                                ------            ------            ------
                     TOTAL        $ --              $ --              $ --
                                ------            ------            ------

The following tables represent summarized financial information concerning the Company's segments.

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
REVENUES BY PRODUCT LINE                    2006           2005           2004
--------------------------------------------------------------------------------
REVENUES
Life
 Earned premiums, fees, and other
  considerations
Retail
 Individual annuity                         $1,838         $1,627         $1,476
 Other                                          --             --             --
                                          --------       --------       --------
                            TOTAL RETAIL    $1,838         $1,627         $1,476
                                          --------       --------       --------
Retirement Plans
 401(k)                                        154            106             74
 Governmental                                   45             43             43
                                          --------       --------       --------
                  TOTAL RETIREMENT PLANS       199            149            117
                                          --------       --------       --------

                                   FOR THE YEARS ENDED DECEMBER 31,
REVENUES BY PRODUCT LINE       2006              2005              2004
--------------------------------------------------------------------------------
Institutional
 Institutional                     624               517               473
 PPLI                              102               104               149
                            ----------        ----------        ----------
       TOTAL INSTITUTIONAL         726               621               622
                            ----------        ----------        ----------
Individual Life
     TOTAL INDIVIDUAL LIFE         780               716               689
 Other                             116               147               172
                            ----------        ----------        ----------
 Total Life premiums,            3,660             3,260             3,076
  fees, and other
  considerations
 Net investment income           2,728             2,569             2,470
 Net realized capital             (299)               75               140
  gains (losses)
                            ----------        ----------        ----------
                TOTAL LIFE      $6,089            $5,904            $5,686
                            ----------        ----------        ----------
NET INCOME (LOSS)
 Retail                           $488              $520              $373
 Retirement Plans                  101                66                59
 Institutional                      91                82                55
 Individual Life                   158               149               143
 Other                            (107)               92               335
                            ----------        ----------        ----------
          TOTAL NET INCOME        $731              $909              $965
                            ----------        ----------        ----------
NET INVESTMENT INCOME
 Retail                           $835              $934            $1,013
 Retirement Plans                  326               311               307
 Institutional                     987               784               647
 Individual Life                   292               272               269
 Other                             288               268               234
                            ----------        ----------        ----------
      TOTAL NET INVESTMENT      $2,728            $2,569            $2,470
                    INCOME
                            ----------        ----------        ----------
AMORTIZATION OF DEFERRED
 POLICY ACQUISITION AND
 PRESENT VALUE OF FUTURE
 PROFITS
 Retail                           $867              $689              $596
 Retirement Plans                    1                26                28
 Institutional                      32                32                26
 Individual Life                   228               196               175
 Other                              47                 2                --
                            ----------        ----------        ----------
 TOTAL AMORTIZATION OF DAC      $1,175              $945              $825
                            ----------        ----------        ----------
INCOME TAX EXPENSE
 (BENEFIT)
 Retail                             $9               $33               $35
 Retirement Plans                   40                19                17
 Institutional                      38                34                24
 Individual Life                    72                69                70
 Other(1)                          (56)               52              (117)
                            ----------        ----------        ----------
  TOTAL INCOME TAX EXPENSE        $103              $207               $29
                            ----------        ----------        ----------

(1) For the year ended December 31, 2004 the Company includes a $191 tax benefit recorded in its Other category, which relates to an agreement with the IRS on the resolution of matters pertaining to tax years prior to 2004. For further discussion of this tax benefit see Note 12.

                                                           DECEMBER 31,
                                                      2006              2005
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $128,550          $119,185
 Retirement Plans                                       24,390            20,058
 Institutional                                          66,135            48,561
 Individual Life                                        13,603            12,314
 Other                                                   8,472             7,506
                                                   -----------       -----------
                                     TOTAL ASSETS     $241,150          $207,624
                                                   -----------       -----------
DAC
 Retail                                                 $4,587            $4,617
 Retirement Plans                                          538               406
 Institutional                                             111                81
 Individual Life                                         2,124             1,976
 Other                                                     (26)               21
                                                   -----------       -----------
                                        TOTAL DAC       $7,334            $7,101
                                                   -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                   $845              $732
 Retirement Plans                                          357               366
 Institutional                                           5,711             4,962
 Individual Life                                           575               536
 Other                                                     721               810
                                                   -----------       -----------
         TOTAL RESERVE FOR FUTURE POLICY BENEFITS       $8,209            $7,406
                                                   -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                $15,008           $16,299
 Retirement Plans                                        5,544             5,194
 Institutional                                          11,401             9,228
 Individual Life                                         4,845             4,482
 Other                                                   3,393             3,196
                                                   -----------       -----------
                   TOTAL OTHER POLICYHOLDER FUNDS      $40,191           $38,399
                                                   -----------       -----------

NOTE 3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                       $2,459         $2,275         $2,122
Policy loans                              140            142            183
Mortgage loans on real estate             126             64             37
Other investments                          53            125            158
Gross investment income                 2,778          2,606          2,500
Less: Investment expenses                  50             37             30
                                     --------       --------       --------
              NET INVESTMENT INCOME    $2,728         $2,569         $2,470
                                     --------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                        $(105)           $57           $168
Equity securities                          (3)             8              7
Foreign currency transaction
 remeasurements                            18            157             (6)
Derivatives and other (1)                (209)          (147)           (29)
                                     --------       --------       --------
NET REALIZED CAPITAL GAINS (LOSSES)     $(299)           $75           $140
                                     --------       --------       --------

(1) Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                         $800           $986         $2,212
Equity securities                           8              7              8
Net unrealized gains credited to
 policyholders                             (4)            (9)           (20)
                                     --------       --------       --------
Net unrealized gains                      804            984          2,200
Deferred income taxes and other
 items                                    304            407          1,076
                                     --------       --------       --------
Net unrealized gains, net of tax --
 end of year                              500            577          1,124
Net unrealized gains, net of tax --
 beginning of year                        577          1,124            728
                                     --------       --------       --------
CHANGE IN UNREALIZED GAINS (LOSSES)
   ON AVAILABLE-FOR-SALE SECURITIES      $(77)         $(547)          $396
                                     --------       --------       --------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                     AS OF DECEMBER 31, 2006
                                              AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                COST                  GAINS                  LOSSES              VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                              $6,373                   $38                  $(44)              $6,367
Collateralized mortgage obligations
 ("CMOs")
 Agency backed                                      778                     8                    (5)                 781
 Non-agency backed                                   76                    --                    --                   76
CMBS
 Agency backed                                      405                     7                    (1)                 411
 Non-agency backed                               10,198                   139                   (67)              10,270
Corporate                                        21,982                   911                  (206)              22,687
Government/Government agencies
 Foreign                                            568                    44                    (4)                 608
 United States                                      542                     2                    (5)                 539
 Mortgage-backed securities ("MBS") --
  U.S.
  Government/Government agencies                  1,808                     6                   (31)               1,783
 States, municipalities and political
  subdivisions                                    1,114                    23                   (15)               1,122
 Redeemable preferred stock                           2                    --                    --                    2
Short-term investments                              694                    --                    --                  694
                                              ---------              --------               -------            ---------
                  TOTAL FIXED MATURITIES        $44,540                $1,178                 $(378)             $45,340
                                              ---------              --------               -------            ---------

                                                                              AS OF DECEMBER 31, 2005
                                                       AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                         COST                  GAINS                  LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                                       $6,383                   $44                  $(73)              $6,354
Collateralized mortgage obligations ("CMOs")
 Agency backed                                               657                     3                    (4)                 656
 Non-agency backed                                           107                    --                    --                  107
CMBS
 Agency backed                                                53                     1                    --                   54
 Non-agency backed                                         8,258                   158                   (85)               8,331
Corporate                                                 21,179                 1,098                  (226)              22,051
Government/Government agencies
 Foreign                                                     646                    43                    (4)                 685
 United States                                               435                    23                    (2)                 456
 Mortgage-backed securities ("MBS") -- U.S.
  Government/Government agencies                           2,559                     6                   (39)               2,526
 States, municipalities and political
  subdivisions                                               926                    47                    (4)                 969
 Redeemable preferred stock                                    6                    --                    --                    6
Short-term investments                                     1,047                    --                    --                1,047
                                                       ---------              --------               -------            ---------
                           TOTAL FIXED MATURITIES        $42,256                $1,423                 $(437)             $43,242
                                                       ---------              --------               -------            ---------

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2006 by contractual maturity year are shown below.

                                         AMORTIZED COST          FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                               $1,505                $1,543
Over one year through five years                7,198                 7,466
Over five years through ten years               6,467                 6,541
Over ten years                                 20,335                20,783
 Subtotal                                      35,505                36,333
Mortgage- and asset-backed
 securities                                     9,035                 9,007
                                            ---------             ---------
                               TOTAL          $44,540               $45,340
                                            ---------             ---------

Estimated maturities may differ from contractual maturities due to call or prepayment provisions because of the potential for prepayment on mortgage- and asset-backed securities; they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
--------------------------------------------------------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                       $17,009         $15,882         $13,022
Gross gains                             210             302             311
Gross losses                           (230)           (218)           (125)
SALE OF AVAILABLE-FOR-SALE
 EQUITY SECURITIES
Sale proceeds                          $249             $38             $75
Gross gains                               5               8              12
Gross losses                             (5)             --              (5)
                                  ---------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2006 were General Electric Company, Citigroup, Inc. and AT&T Inc. and as of December 31, 2005 were Royal Bank of Scotland Group PLC, AT&T Inc. and JPMorgan Chase & Co., which each comprise 0.5% or less of total invested assets, respectively.

The Company's largest three exposures by industry sector as of December 31, 2006 were financial services, utilities, and technology and communications, which comprised approximately 13%, 5% and 5%, respectively, of total invested assets. The Company's largest three exposures by industry sector as of December 31, 2005 were financial services, technology and communications, and utilities which comprised approximately 13%, 6% and 5%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2006 and 2005, the largest concentrations were in California, Oregon and Illinois which each comprised less than 1% of total invested assets, respectively.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2006 and 2005.

The following tables present amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006.

                                                                   2006
                                                           LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR            UNREALIZED
                                               COST                VALUE              LOSSES
--------------------------------------------------------------------------------------------------
ABS                                               $846                $841                $(5)
CMOs
 Agency backed                                      72                  71                 (1)
 Non-agency backed                                  37                  37                 --
CMBS
 Agency backed                                      74                  73                 (1)
 Non-agency backed                               2,398               2,381                (17)
Corporate                                        5,119               5,052                (67)
Government/Government agencies
 Foreign                                           116                 114                 (2)
 United States                                     348                 345                 (3)
MBS -- U.S. Government/ Government
 agencies                                          191                 189                 (2)
States, municipalities and political
 subdivisions                                      402                 396                 (6)
Short-term investments                             356                 356                 --
                                             ---------            --------            -------
                TOTAL FIXED MATURITIES           9,959               9,855               (104)
Common stock                                        21                  20                 (1)
Non-redeemable preferred stock                      51                  49                 (2)
                                             ---------            --------            -------
                          TOTAL EQUITY              72                  69                 (3)
                                             ---------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $10,031              $9,924              $(107)
                                             ---------            --------            -------

                                                                     2006
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $698                $659               $(39)
CMOs
 Agency backed                                         260                 256                 (4)
 Non-agency backed                                      10                  10                 --
CMBS
 Agency backed                                           2                   2                 --
 Non-agency backed                                   2,046               1,996                (50)
Corporate                                            4,051               3,912               (139)
Government/Government agencies
 Foreign                                                50                  48                 (2)
 United States                                          61                  59                 (2)
MBS -- U.S. Government/ Government
 agencies                                            1,131               1,102                (29)
States, municipalities and political
 subdivisions                                          189                 180                 (9)
Short-term investments                                  --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               8,498               8,224               (274)
Common stock                                            --                  --                 --
Non-redeemable preferred stock                          39                  36                 (3)
                                                  --------            --------            -------
                          TOTAL EQUITY                  39                  36                 (3)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $8,537              $8,260              $(277)
                                                  --------            --------            -------

                                                                                                 TOTAL
                                                                           AMORTIZED              FAIR             UNREALIZED
                                                                             COST                 VALUE              LOSSES
---------------------------------------------------------------------------------------------------------------------------------
ABS                                                                           $1,544               $1,500               $(44)
CMOs
 Agency backed                                                                   332                  327                 (5)
 Non-agency backed                                                                47                   47                 --
CMBS
 Agency backed                                                                    76                   75                 (1)
 Non-agency backed                                                             4,444                4,377                (67)
Corporate                                                                      9,170                8,964               (206)
Government/Government agencies
 Foreign                                                                         166                  162                 (4)
 United States                                                                   409                  404                 (5)
MBS -- U.S. Government/ Government agencies                                    1,322                1,291                (31)
States, municipalities and political subdivisions                                591                  576                (15)
Short-term investments                                                           356                  356                 --
                                                                           ---------            ---------            -------
                                              TOTAL FIXED MATURITIES          18,457               18,079               (378)
Common stock                                                                      21                   20                 (1)
Non-redeemable preferred stock                                                    90                   85                 (5)
                                                                           ---------            ---------            -------
                                                        TOTAL EQUITY             111                  105                 (6)
                                                                           ---------            ---------            -------
                               TOTAL TEMPORARILY IMPAIRED SECURITIES         $18,568              $18,184              $(384)
                                                                           ---------            ---------            -------

As of December 31, 2006, fixed maturities accounted for approximately 98% of the Company's total unrealized loss amount, which was comprised of approximately 3,140 different securities. The Company held no securities as of December 31, 2006, that were in an unrealized loss position in excess of $12. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2006 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of approximately 1,840 securities of which 93% of the unrealized loss were securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2006 were comprised of approximately 1,410 securities, with the majority of the unrealized loss amount relating to CMBS, ABS, corporate fixed maturities within the financial services sector and MBS. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

CMBS -- The CMBS in an unrealized loss position for twelve months or more as of December 31, 2006, were primarily the result of an increase in interest rates from the security's purchase date. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost as of December 31, 2006. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

FINANCIAL SERVICES -- Securities in financial services account for approximately $30 of the corporate securities in an unrealized loss position for twelve months or more as of December 31, 2006. Substantially all of these securities are investment grade securities with fair values at or greater than 90% of amortized cost. These positions are a mixture of fixed and variable rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in general market conditions, including interest rates and credit spread movements.

ABS -- As of December 31, 2006, approximately $26 of the Company's total unrealized losses in asset-backed securities is secured by leases to airlines primarily outside of the United States. Based on the current and expected future collateral values of the underlying aircraft, recent improvement in lease rates and an overall increase in worldwide travel, the Company expects to recover the full amortized cost of these investments. However, future price recovery will depend on continued improvement in economic fundamentals, political stability, airline operating performance and collateral value.

MBS -- As of December 31 2006, the Company held approximately 410 different securities that had been in an unrealized loss position for greater than twelve months. All of these securities are investment grade securities and most are priced at, or greater than, 90% of amortized cost as of December 31, 2006. These positions are primarily fixed rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

The remaining balance of $128 in the twelve months or more unrealized loss category is comprised of 410 securities, substantially all of which were depressed only to a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2006. The decline in market value for these securities is primarily attributable to changes in general market conditions, including interest rates and credit spread movements.

MORTGAGE LOANS

The carrying value of mortgage loans was $2.6 billion and $1.4 billion as of December 31, 2006 and 2005, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The largest concentrations by property type at December 31, 2006 and 2005, were office buildings (approximately 43% and 35%, respectively), hotels (approximately 16% and 15%, respectively) and retail stores (approximately 13% and 26%, respectively). The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 17% and 20% at December 31, 2006 and 2005, respectively). At December 31, 2006 and 2005, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2006 and 2005.

VARIABLE INTEREST ENTITIES ("VIE")

In the normal course of business, the Company becomes involved with variable interest entities primarily as a collateral manager and through normal investment activities. The Company's involvement includes providing investment management and administrative services, and holding ownership or other investment interests in the entities.

The following table summarizes the total assets, liabilities and maximum exposure to loss relating to VIEs for which the Company has concluded it is the primary beneficiary. Accordingly, the results of operations and financial position of these VIEs are included along with the corresponding minority interest liabilities in the consolidated financial statements.

                                                        DECEMBER 31,
                                                            2006
                                                                                 MAXIMUM
                                    TOTAL                                      EXPOSURE TO
                                    ASSETS             LIABILITY (4)           LOSS (2),(3)
---------------------------------------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                              $296                   $167                   $129
Limited partnerships (3)               103                     15                     88
                                    ------                 ------                 ------
                    TOTAL (5)         $399                   $182                   $217
                                    ------                 ------                 ------

                                                       DECEMBER 31,
                                                           2005
                                                                               MAXIMUM
                                   TOTAL                                     EXPOSURE TO
                                   ASSETS            LIABILITY (4)           LOSS (2),(3)
-----------------------------  ------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                             $77                   $42                    $35
Limited partnerships (3)              --                    --                     --
                                    ----                  ----                   ----
                    TOTAL (5)        $77                   $42                    $35
                                    ----                  ----                   ----

(1) The Company provides collateral management services and earns a fee associated with these structures.

(2) The maximum exposure to loss is the Company's co-investment in these structures.

(3) The maximum exposure to loss is equal to the carrying value of the investment plus any unfunded commitments.

(4) Creditors have no recourse against the Company in the event of default by the VIE.

(5) As of December 31, 2006 and 2005, the Company had relationships with four and two VIEs, respectively, where the Company was the primary beneficiary.

In addition to the VIEs described above, as of December 31, 2005, the Company held a variable interest in one CDO that was managed by HIMCO where the Company was not the primary beneficiary. As a result, this was not consolidated by the Company. This investment has been held by the Company for a period of two years. The Company's maximum exposure to loss from the non-consolidated CDOs (consisting of the Company's investments) was approximately $4 as of December 31, 2005.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, cash-flow hedge, foreign-currency hedge, net investment hedge, or held for other investment and risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                           ASSET VALUES       LIABILITY VALUES
                                         2006         2005    2006         2005
--------------------------------------------------------------------------------
Other investments                         $272         $159    $ --         $ --
Reinsurance recoverables                    --           --      22           17
Other policyholder funds and benefits
 payable                                   172           80       1           --
Other liabilities                           --           --     590          390
                                        ------       ------  ------       ------
                                 TOTAL    $444         $239    $613         $407
                                        ------       ------  ------       ------

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2006 and 2005. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2006 and 2005.


                                           NOTIONAL AMOUNT           FAIR VALUE
HEDGING STRATEGY                         2006           2005    2006           2005
------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to    $4,560         $4,860     $(19  )       $(26  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to       1,420          1,361     (318  )       (222  )
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to          3,303          1,707        7            (1  )
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to         492             --       (9  )         --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                       --------       --------  -------  ---  -------
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $9,775         $7,928    $(339  )      $(249  )
                                       --------       --------  -------  ---  -------  ---

                                                       HEDGE
                                                 INEFFECTIVENESS,
                                                     AFTER-TAX
HEDGING STRATEGY                       2006                       2005
-------------------------------------  -------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to         $(8  )               $(10  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to            (4  )                  4
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to               --                     2
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to            --                    --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                            -----                 -----
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES        $(12  )                $(4  )
                                            -----  ---            -----  ---


                                   NOTIONAL AMOUNT                  FAIR VALUE
HEDGING STRATEGY                 2006          2005    2006                       2005
-------------------------------------------------------------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.         $1,100        $1,116        $ --                   $1
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.           3,811         1,371         (15)                  12
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                         644            --          (4)                  --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                       162           490         (11)                  (8)
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.

                                             DERIVATIVE
                                          CHANGE IN VALUE,
                                             AFTER-TAX
HEDGING STRATEGY                2006                       2005
------------------------------  ------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.               $(1)                $ --
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.                (26)                   2
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                              5                   --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                           (7)                  20
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.


                                 NOTIONAL AMOUNT        FAIR VALUE
HEDGING STRATEGY               2006          2005    2006         2005
---------------------------------------------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into        $4,720        $2,013  $(99  )       $3
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into        $1,869        $1,675  $(225 )      $(179 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain    37,769        31,803   53            8
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements       7,172         8,575  (22   )      (17   )
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.

                                           DERIVATIVE
                                        CHANGE IN VALUE,
                                           AFTER-TAX
HEDGING STRATEGY              2006                      2005
----------------------------  ------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into             $15                   $10
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into            $(64  )                $(143 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain          79                   (42  )
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements           (19  )                 19
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.


                                        NOTIONAL AMOUNT            FAIR VALUE
HEDGING STRATEGY                     2006            2005     2006           2005
----------------------------------------------------------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company             $8,379          $5,086     $346          $175
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are         12,297          16,782      119            72
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain               25              12       (1  )         --
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and         2,220           1,142       29            14
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                   ---------       ---------  -------       -------
 TOTAL OTHER INVESTMENT AND RISK     $80,168         $70,065     $170           $81
  MANAGEMENT ACTIVITIES
                                   ---------       ---------  -------       -------
            TOTAL DERIVATIVES (1)    $89,943         $77,993    $(169  )      $(168  )
                                   ---------       ---------  -------  ---  -------  ---

                                                 DERIVATIVE
                                              CHANGE IN VALUE,
                                                  AFTER-TAX
HEDGING STRATEGY                   2006                         2005
---------------------------------  ---------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company                  $(77  )               $(13  )
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are               (35  )                 73
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain                  --                    (1  )
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and               (9  )                (20  )
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                        -------  ---            -----
 TOTAL OTHER INVESTMENT AND RISK          $(139  )               $(95  )
  MANAGEMENT ACTIVITIES
                                        -------  ---            -----
            TOTAL DERIVATIVES (1)         $(151  )               $(99  )
                                        -------  ---            -----

(1) Derivative change in value includes hedge ineffectiveness for cash-flow hedges, fair-value hedges and total change in value, including periodic derivative net coupon settlements, of other investment and risk management activities.

The increase in notional amount since December 31, 2005, is primarily due to an increase in the embedded derivative associated with GMWB product sales, additional options purchased to hedge the GMWB, credit derivatives and derivatives hedging interest rate duration risk, partially offset by a decrease in the GMIB reinsured from a related party, which is accounted for as a free-standing derivative, primarily due to the reinsurance recapture as discussed below. The Company increased its use of credit derivatives primarily to reduce credit exposure as well as to enter into replication transactions. During 2006, the Company began using credit default swaps to replicate residual CDO interests. These transactions involve the receipt of cash upon entering into the transaction as well as coupon payments throughout the life of the contract. The upfront cash receipts for positions at December 31, 2006, totaled $100, which represents the original liability value of the credit default swaps. As of December 31, 2006, the notional and fair value of credit default swaps used in this replication strategy is $200 and $(95), respectively.

The decrease in net fair value of derivative instruments since December 31, 2005, was primarily related to the initial cash received on credit default swaps replicating residual CDO interests as well as declines in fair value of derivatives hedging foreign bonds, the Japanese fixed annuity, and interest rate duration risk between assets and liabilities. These decreases in fair value were partially offset by additional options purchased to hedge GMWB and an increase in the fair value of the reinsurance contract associated with GMIB. The GMIB reinsurance contracts increased in value primarily due to modifications of the reinsurance agreement as well as model refinements and assumption updates reflecting in-force demographics, actual experience and revised future expectations. Derivatives hedging foreign bonds declined in value primarily as a result of the weakening of the U.S. dollar in comparison to certain foreign currencies. The Japanese fixed annuity hedging instruments declined in value primarily due to a rise in Japanese interest rates and the depreciation of the yen in comparison to the U.S. dollar. Derivatives hedging interest rate duration risk declined in value primarily due to rising interest rates. For further discussion on the GMWB product, which is accounted for as an embedded derivative, and the internal reinsurance of the GMIB product, which is accounted for as a free standing derivatives, refer to Notes 8 and 17.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company ("HLAI"), a subsidiary of the Company, entered into a reinsurance agreement with Hartford Life Insurance, K.K. ("HLIKK"), a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. The GMIB reinsurance agreement is accounted for as a derivative in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". Accordingly, the GMIB reinsurance agreement is recorded on the balance sheet at fair value with changes in value reported in net realized capital gains and losses. Effective July 31, 2006, the reinsurance agreement between HLAI and HLIKK was modified such that the reinsurance of the GMIB riders issued by HLIKK prior to April 1, 2005, was recaptured by HLIKK. GMIB riders issued by HLIKK subsequent to April 1, 2005, continue to be reinsured by HLAI. As of December 31, 2006 and 2005, the notional value of the GMIB reinsurance agreement was $12.3 billion and $16.8 billion, respectively, and the fair value was $119 and $72, respectively. The change in value of the GMIB reinsurance agreement for the years ended December 31, 2006 and 2005, was an after-tax net gain (loss) of $(35) and $73, respectively. (Included in the 2006 amounts were changes in net policyholder behavior assumptions made by the Company during 2006 of $(39), after-tax.) (For a further discussion of the reinsurance agreement, see Note 17 Transactions with Affiliates.)

The total change in value for derivative-based strategies that do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the years ended December 31, 2006 and 2005, these strategies resulted in the recognition of after-tax net gains (losses) of $(139) and $(95), respectively. For the year ended December 31, 2006, net realized capital losses were primarily driven by net losses on the Japanese fixed annuity hedging instruments and interest rate swaps used to manage portfolio duration primarily due to an increase in interest rates, and net losses on the reinsurance of GMIB and on GMWB related derivatives primarily due to liability model refinements and assumption updates reflecting in-force demographics, actuarial experience, and future expectations. For the year ended December 31, 2005, net realized capital losses were predominantly comprised of net losses on the Japanese fixed annuity hedging instruments primarily due to the weakening of the Yen in comparison to the U.S. dollar, as well as, an increase in Japanese interest rates.

As of December 31, 2006 and 2005, the after-tax deferred net gains (losses) on derivative instruments recorded in accumulated other comprehensive income (loss) ("AOCI") that are expected to be reclassified to earnings during the next twelve months are $(8) and $(1), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate financial instruments) is twenty-four months. For the years ended December 31, 2006, 2005 and 2004, the Company had less than $1 of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

For the year ended December 31, 2004, after-tax net gain (loss) representing ineffectiveness of cash-flow hedges was $(10) while ineffectiveness of fair-value hedges and net investment hedges were both less than $1.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2006 and 2005, the fair value of the loaned securities was approximately $1.6 billion and $745, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2 and $1 for each of the years ended December 31, 2006 and 2005, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2006 and 2005, collateral pledged having a fair value of $441 and $281, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the collateral pledged at December 31, 2006 and 2005, were as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                                 $3       $13
CMBS                                                               169       156
Corporate                                                        1,339       598
MBS                                                                152       138
Government/Government Agencies
 Foreign                                                             4        25
 United States                                                     327        95
                                                              --------  --------
                                                       TOTAL    $1,994    $1,025
                                                              --------  --------

As of December 31, 2006 and 2005, the Company had accepted collateral relating to securities lending programs and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $1.8 billion and $877, respectively. At December 31, 2006 and 2005, cash collateral of $1.6 billion and $785, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of such collateral has been sold or repledged at December 31, 2006 and 2005. As of December 31, 2006 and 2005, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2006 and 2005, the fair value of securities on deposit was approximately $9 and $15, respectively.

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

For mortgage loans on real estate, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon either pricing valuation models, which utilize market data inputs and that are obtained from independent third parties or independent broker quotations.

Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate. For further discussion of other policyholder funds and derivatives, see
Note 1.

Fair value of consumer notes is based on discounted cash flow calculations based on the current market rates.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2006 and 2005 were as follows:

                                                                        2006                                 2005
                                                              CARRYING               FAIR          CARRYING               FAIR
                                                               AMOUNT                VALUE          AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                                               $45,340              $45,340         $43,242              $43,242
 Equity securities                                                  276                  276             311                  311
 Policy loans                                                     2,009                2,009           1,971                1,971
 Mortgage loans on real estate                                    2,631                2,619           1,355                1,348
 Other investments                                                  274                  274             156                  156
LIABILITIES
 Other policyholder funds and benefits payable (1)              $13,931              $13,186         $11,686              $11,273
 Consumer notes                                                     258                  260              --                   --
                                                              ---------            ---------       ---------            ---------

(1) Excludes universal life insurance contracts, including corporate owned life insurance.

NOTE 5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2006 and 2005, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, Life is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2006 and 2005, the Company's policy for the largest amount of life insurance retained on any one life by any one of the life operations was approximately $5. In addition, the Company reinsures the majority of minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits, on contracts issued prior to July 2003, offered in connection with its variable annuity contracts.

Insurance fees, earned premiums and other were comprised of the following:

                                        FOR THE YEARS ENDED DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $4,360         $4,019         $3,834
Reinsurance assumed                        19             39             49
Reinsurance ceded                        (719)          (798)          (807)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER     3,660         $3,260         $3,076
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

    The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $241, $378, and $426 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company also assumes reinsurance from other insurers.

    The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $166, 130 and $133 in 2006, 2005 and 2004, respectively, and accident and health premium of $259, $221 and $230, respectively, to HLA.

NOTE 6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2006           2005           2004
--------------------------------------------------------------------------------
                                       $7,101         $6,453         $6,088
BALANCE, JANUARY 1
Capitalization                          1,351          1,226          1,375
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits               (1,033)          (945)          (825)
Amortization -- Unlock                   (142)            --             --
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other              57            367            (80)
Cumulative effect of accounting
 changes (SOP 03-1)                        --             --           (105)
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $7,334         $7,101         $6,453
                                     --------       --------       --------

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2007                                                                         $22
2008                                                                         $28
2009                                                                         $26
2010                                                                         $24
2011                                                                         $22

NOTE 7.  GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2006 and December 31, 2005, the carrying amount of goodwill for the Company's Retail Products segment was $85 and for the Company's Individual Life segment was $101.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2006 and 2005.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

NOTE 8.  SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2006, 2005, and 2004 there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death and income benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross guaranteed minimum death benefit ("GMDB") liability balance sold with annuity products are as follows:

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2006                               $ 158
Incurred                                                                130
Unlock                                                                  294
Paid                                                                   (106)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2006                              $476
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB was $316 as of December 31, 2006.

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE UPON ADOPTION -- AS OF JANUARY 1, 2005              $ 174
Incurred                                                                123
Paid                                                                   (139)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2005                              $158
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB $40 as of December 31, 2005.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses in the Company's statement of income. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised as described in Note 1, the Company unlocked its assumptions related to GMDB during the fourth quarter of 2006.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liabilities as of December 31, 2006 and 2005:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8%; it varies by asset class with a low of 3% for cash and a high of 10% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 and 2006.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 12% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions.

- Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

The following table provides details concerning GMDB exposure:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2006

                                                                                         RETAINED NET        WEIGHTED AVERAGE
                                                         ACCOUNT       NET AMOUNT      AMOUNT                 ATTAINED AGE OF
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                       VALUE          AT RISK            AT RISK              ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                                   $53,358        $3,664              $343                   65
With 5% rollup (2)                                           3,830           349                67                   63
With Earnings Protection Benefit Rider (EPB) (3)             5,576           471                77                   61
With 5% rollup & EPB                                         1,411           149                28                   63
Total MAV                                                   64,175         4,633               515
Asset Protection Benefit (APB) (4)                          36,710            61                32                   62
Lifetime Income Benefit (LIB) (5)                            4,045             9                 9                   61
Reset (6) (5-7 years)                                        6,862           243               243                   65
Return of Premium (7)/Other                                 10,015            28                25                   54
                                                 TOTAL    $121,807        $4,974              $824
                                                        ----------       -------             -----

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has introduced features, for contracts issued beginning in the fourth quarter of 2005, that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive. In this feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, HLAI, a subsidiary of the Company, entered into a reinsurance agreement with HLIKK, a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders on its variable annuity business. Effective July 31, 2006, the portion of this reinsurance related to riders issued prior to April 1, 2005 was recaptured by HLIKK. (See Footnote 17 for additional disclosure concerning the recapture.)

The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free-standing derivative. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions. In addition, management regularly evaluates the valuation model, incorporating emerging valuation techniques where appropriate, including drawing on the expertise of market participants and valuation experts.

As of December 31, 2006 and December 31, 2005, the embedded derivative asset recorded for GMWB, before reinsurance or hedging, was $53 and $8, respectively. During 2006, 2005 and 2004, the increase (decrease) in value of the GMWB, before reinsurance and hedging, reported in realized gains was $121, $(64) and $54, respectively. There were no payments made for the GMWB during 2006, 2005 or 2004.

Prior to September 2005, the risk of loss associated with GMWB was 100% reinsured to both external and related parties. During September 2005, the Company recaptured the reinsurance agreement with the related party. As of December 31, 2006 $37.3 billion, or 77% of account value representing substantially all of the contracts written after July 2003, with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established an alternative risk management strategy. As part of the recapture, the Company received derivative instruments used to hedge its unreinsured GMWB exposure including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. The GRB as of December 31, 2005 and 2005 was $37.8 billion and $31.8 billion, respectively

A contract is "in the money" if the contract holder's GRB is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                                                   AS OF
                                                               DECEMBER 31,
ASSET TYPE                                                         2006
--------------------------------------------------------------------------------
Equity securities                                                  $104,687
Cash and cash equivalents                                             8,931
                                                                -----------
                                                    TOTAL          $113,618
                                                                -----------

As of December 31, 2006, approximately 12% of the equity securities above were invested in fixed income securities through these funds and approximately 88% were invested in equity securities.

NOTE 9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering certain of these bonuses is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's DAC unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the DAC unlock.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                                         2006         2005
--------------------------------------------------------------------------------
Balance, beginning of period                              $355         $309
Sales inducements deferred                                  80           85
DAC Unlock                                                   4           --
Amortization charged to income                             (49  )       (39  )
                                                        ------  ---  ------
                                BALANCE, END OF PERIOD    $390         $355
                                                        ------       ------

NOTE 10. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

As described in Note 1, the Company establishes reserves for losses and loss adjustment expenses on reported and unreported claims. These reserve estimates are based on known facts and interpretations of circumstances, and consideration of various internal factors including the Company's experience with similar cases, historical trends involving claim payment patterns, loss payments, pending levels of unpaid claims, loss control programs and product mix. In addition, the reserve estimates are influenced by consideration of various external factors including court decisions, economic conditions and public attitudes. The effects of inflation are implicitly considered in the reserving process.

The establishment of appropriate reserves, including reserves for catastrophes and asbestos and environmental claims, is inherently uncertain. The Company regularly updates its reserve estimates as new information becomes available and events unfold that may have an impact on unsettled claims. Changes in prior year reserve estimates, which may be material, are reflected in the results of operations in the period such changes are determined to be necessary.

The liability for future policy benefits and unpaid losses and loss adjustment expenses by segment/product is as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
RETAIL
 Individual annuity -- variable                                   $474      $157
 Individual annuity -- fixed                                       371       575
 Other                                                              --        --
                                                              --------  --------
                                                TOTAL RETAIL       845       732
                                                              --------  --------
RETIREMENT PLANS
 401(k)                                                             67        56
 Governmental                                                      290       310
                                                              --------  --------
                                      TOTAL RETIREMENT PLANS       357       366
                                                              --------  --------
INSTITUTIONAL
 Structured settlements                                          3,230     2,839
 Institutional annuities                                         2,158     2,003
 SPIA                                                              206        --
 PPLI                                                              117        --
                                                              --------  --------
                                         TOTAL INSTITUTIONAL     5,711        --
                                                              --------  --------
INDIVIDUAL LIFE
 Variable universal life                                            16        15
 Universal life/other interest sensitive                            70        63
 Term insurance and other                                          489       458
                                                              --------  --------
Total Individual Life                                              575       536
                                                              --------  --------
Other                                                              721       810
                                                              --------  --------
                                                       TOTAL    $8,209    $7,406
                                                              --------  --------

The liability for other policyholder funds and benefits payable by segment/product is as follows:

                                                              2006       2005
--------------------------------------------------------------------------------
LIFE
RETAIL
 Individual annuity -- variable                                $5,675     $7,030
 Individual annuity -- fixed                                    9,326      9,260
 Other                                                              7          9
                                                            ---------  ---------
                                              TOTAL RETAIL     15,008     16,299
                                                            ---------  ---------
RETIREMENT PLANS
 401(k)                                                         1,257      1,181
 Governmental                                                   4,287      4,013
                                                            ---------  ---------
                                    TOTAL RETIREMENT PLANS      5,544      5,194
                                                            ---------  ---------

                                                              2006       2005
--------------------------------------------------------------------------------
INSTITUTIONAL
 Structured settlements                                         1,968      1,727
 Stable value/Funding agreements                                6,169      4,142
 GICs                                                           2,875      3,117
 SPIA                                                             141         --
 PPLI                                                             235        231
 Institutional annuities                                           13         11
                                                            ---------  ---------
                                       TOTAL INSTITUTIONAL     11,401      9,228
                                                            ---------  ---------
INDIVIDUAL LIFE
 Variable universal life                                          515        474
 Universal life/other interest sensitive                        4,117      3,793
 Other                                                            214        215
                                                            ---------  ---------
                                     TOTAL INDIVIDUAL LIFE      4,846      4,482
                                                            ---------  ---------
Other                                                           3,392      3,196
                                                            ---------  ---------
                                                TOTAL LIFE    $40,191    $38,399
                                                            ---------  ---------

NOTE 11. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Hartford is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Hartford accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of The Hartford.

The Hartford is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds and structured settlements. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Since the filing of the NYAG Complaint, several private actions have been filed against the Company asserting claims arising from the allegations of the NYAG Complaint.

The Hartford is also a defendant in a multidistrict litigation in federal district court in New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to alleged conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company and various of its subsidiaries are named in both complaints. The actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits complaint, claims under ERISA arising from conduct similar to that alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. On October 3, 2006, the court denied in part the defendants' motions to dismiss the two consolidated amended complaints but found the complaints deficient in other respects and ordered the plaintiffs to file supplemental pleadings. The plaintiffs' motions for class certification are pending. The Company also has been named in two similar actions filed in state courts, which the defendants have removed to federal court. Those actions currently are transferred to the court presiding over the multidistrict litigation. The Company disputes the allegations in all of these actions and intends to defend the actions vigorously. In addition, the Company was joined as a defendant in an action by the California Commissioner of Insurance alleging similar conduct by various insurers in connection with the sale of group benefits products. The Commissioner's action asserted claims under California insurance law and sought injunctive relief only. The Company has settled the Commissioner's action.

Additional complaints may be filed against the Company in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Company's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that the Company may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

REGULATORY DEVELOPMENTS

In June 2004, the Company received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, the Company has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, the Company has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Company may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. In addition, the Company has received a request for information from the New York Attorney General's Office concerning the Company's compensation arrangements in connection with the administration of workers compensation plans. The Company intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding broker compensation issues in its Property & Casualty and Group Benefits operations.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including the Company, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Company was not joined as a defendant in the action, which has since settled. Although no regulatory action has been initiated against the Company in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against the Company or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on the Company.

On October 29, 2004, the New York Attorney General's Office informed the Company that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of the Company, of 217,074 shares of the Company's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Company has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, the Company has determined that Mr. Marra complied with the Company's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Company has received requests for information and subpoenas from the SEC, subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Company continues to cooperate fully with these regulators in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in terminal and maturity funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

On May 10, 2006, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office and the Connecticut Attorney General's Office to resolve the outstanding investigations by these parties regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity line of business. Under the terms of the Agreement, The Hartford paid $20, of which $16.1 was paid to certain plan sponsors that purchased terminal or maturity funding annuities between January 1, 1998 and December 31, 2004, with the balance of $3.9 divided equally between the states of New York and Connecticut. Also pursuant to the terms of the Agreement, The Hartford accepted a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford has paid $55 to mutual funds that participated in The Hartford program for directed brokerage in recognition of mutual fund sales, $40 of which represents disgorgement and $15 of which represents civil penalties. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

The SEC's Division of Enforcement and the New York Attorney General's office are investigating the Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and New York Attorney General's Office in these matters. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against the Hartford with respect to certain owners of older variable annuity contracts, the Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these contract owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these matters. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006, Hartford Life had a reserve of $83, after-tax, none of which was attributed to the Company, for the market timing matters. Hartford Life's reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that the Company may ultimately be liable for all or a portion of the ultimate cost to Hartford Life from these matters. However, the ultimate liability of the Company is not reasonably estimable at this time.

On June 23, 2005, the Company received a subpoena from the New York Attorney General's Office requesting information relating to purchases of the Company's variable annuity products, or exchanges of other products for the Company's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, the Company received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into the Company's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Company is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the Connecticut Attorney General's Office in these matters.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $35, $35, and $36 for the years ended December 31, 2006, 2005 and 2004, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which lease expires on December 31, 2009, amounted to approximately $27, $27 and $15 for the years ended December 31, 2006, 2005 and 2004, respectively.

Future minimum rental commitments on all operating leases are as follows:

2007                                                                         $32
2008                                                                          28
2009                                                                          24
2010                                                                          21
2011                                                                           4
Thereafter                                                                     4
                                                                          ------
                                                                   TOTAL    $113
                                                                          ------

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and is in the examination phase. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years. During 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as all other tax years prior to 2004. The benefit relates primarily to the separate account DRD and interest.

The separate account DRD is estimated for the current year using information from the most recent year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on known actual mutual fund distributions and fee income from The Hartford's variable insurance products. The actual current year DRD can vary from the estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, appropriate levels of taxable income as well as the utilization of capital loss carry forwards at the mutual fund level.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to the actual FTC's passed through by the mutual funds.

UNFUNDED COMMITMENTS

At December 31, 2006, the Company has outstanding commitments totaling $798, of which $540 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of

Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2006 and 2005, the liability balance was $4 and $15, respectively. As of December 31, 2006 and 2005, $13 and $13, respectively, related to premium tax offsets were included in other assets.

NOTE 12. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                           FOR THE YEARS ENDED DECEMBER 31,
                                        2006         2005             2004
--------------------------------------------------------------------------------
Current                                  $115          $71             $(34)
Deferred                                  (12)         136               63
                                       ------       ------            -----
                   INCOME TAX EXPENSE    $103         $207              $29
                                       ------       ------            -----

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                            2006         2005         2004
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                              $292         $391         $354
Dividends received deduction                 (174)        (184)        (132)
IRS audit settlement                           --           --         (191)
Foreign related investments                   (10)          (2)          (2)
Other                                          (5)           2           --
                                           ------       ------       ------
                                    TOTAL    $103         $207          $29
                                           ------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2006            2005
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs and
 reserves                                              $568            $581
Investment-related items and other                      179              --
NOL carryover                                            --              13
Minimum tax credit                                      217             191
Foreign tax credit carryovers                             7              31
Other                                                    --              30
                       TOTAL DEFERRED TAX ASSETS        971             846
                                                  ---------       ---------
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition
 costs and reserves                                  (1,252)           (977)
Net unrealized gains on equity securities              (169)           (291)
Employee benefits                                       (39)            (15)
Investment related items and other                       --             (79)
Other                                                    (2)             --
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,462)         (1,362)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET/(LIABILITY)      $(491)          $(516)
                                                  ---------       ---------

The Company had current federal income tax (payable) receivable of $(78) and $199 as of December 31, 2006 and 2005, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance in this account, which for tax return purposes was $88 as of December 31, 2005. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company distributed the entire balance in 2006 thereby permanently eliminating the potential tax of $31.

NOTE 13. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income NotesSM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income NotesSM and Hartford Life medium-term notes.

Institutional Solutions Group began issuing Consumer Notes through its Retail Investor Notes Program in September 2006. A Consumer Note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. In addition, discount notes, amortizing notes and indexed notes may also be offered and issued. Consumer Notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer Notes are offered weekly with maturities up to 30 years and varying interest rates and may include a call provision. Certain Consumer Notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits equal to the greater of $1 or 1% of the aggregate principal amount of the notes and $250 thousand per individual, respectively. Derivative instruments will be utilized to hedge the Company's exposure to interest rate risk in accordance with Company policy.

As of December 31, 2006, $258 of Consumer Notes had been issued. These notes have interest rates ranging from 5.0% to 6.0% for fixed notes and consumer price index plus 175 basis points to 225 basis points for variable notes. The aggregate maturities of Consumer Notes are as follows: $230 in 2008, $10 in 2009, $18 in 2011. For the year ended December 31, 2006 interest credited to holders of Consumer Notes was $2.

NOTE 14. STATUTORY RESULTS

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2006          2005          2004
--------------------------------------------------------------------------------
Statutory net income                            $419          $185          $536
                                             -------       -------       -------
Statutory capital and surplus                 $3,275        $3,034        $3,191
                                             -------       -------       -------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2006, the maximum amount of statutory dividends which may be paid by the Company in 2007, without prior approval, is $549.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 15. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $22, $21 and $20 in 2006, 2005 and 2004, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to the Company for this plan was approximately $9, $8 and $8 for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTE 16. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $30 million, $24 million and $16 million for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $11, $8 and $6 for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

STOCK PLAN

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. For the year ended December 31, 2005, the Company would have recognized an immaterial increase in net income if it had been accelerating expense for all awards to retirement-eligible employees entitled to accelerated vesting. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

STOCK OPTION AWARDS

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2006, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

SHARE AWARDS

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

EMPLOYEE STOCK PURCHASE PLAN

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

NOTE 17. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. As of December 31, 2006 and 2005, the Company had $1.5 billion and $1.3 billion, respectively, of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2006, 2005, and 2004, the Company recorded earned premiums of $69, $89, and $76 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI automatically ceded 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 through September 2005 that were otherwise not reinsured. The Company and HLAI, in total, ceded approximately $120 of premiums to HLA during this period. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA. The Company and HLAI, combined, paid cash of $63, received hedging assets with a fair value of $182 and extinguished a reinsurance recoverable liability of $36, resulting in a capital contribution of $117.

During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2006, $1.7 billion of the account value had been assumed by the Company.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK (the "Reinsurance Agreement"). Through the Reinsurance Agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, on the effective date HLAI received fees collected since inception by HLIKK related to the in-force riders of $25.

Effective July 31, 2006, the Reinsurance Agreement was modified to include the guaranteed minimum death benefits ("GMDB") on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of the recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI.

While the form of the Reinsurance Agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the Reinsurance Agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in earnings. The methodology for calculating the value of the reinsurance derivative is consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese Yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to the results of operations.

The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2006 and 2005, the fair value of the reinsurance derivative was an asset of $119 and $72, respectively. During the year ended December 31, 2006, the Company recorded a net capital contribution of $74 (including the net result of the recapture) and a pre-tax realized loss of $53, representing the change in fair value of the reinsurance derivative. (Included in the 2006 pre-tax loss amounts was a net $60 of losses related to changes in policyholder behavior assumptions and modeling refinements made by the Company during the year ended December 31, 2006.) During the year ended December 31, 2005, the Company recorded a net capital contribution of $2 and a pre-tax realized gain of $113, representing the change in fair value of the reinsurance derivative.

The contracts underlying the GMIB reinsurance contract are "in the money" if the contract holder's guaranteed remaining balance ("GRB") is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006 and 2005, was $0 and $1, respectively. However, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will be in the form of a lump sum, or alternatively, over the annuity period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more than $0.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". As of December 31, 2006 the liability for the assumed reinsurance of the GMDB and the net amount at risk was immaterial.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

NOTE 18. QUARTERLY RESULTS FOR 2006 AND 2005 (UNAUDITED)

                                                                      THREE MONTHS ENDED
                                 MARCH 31,                   JUNE 30,                  SEPTEMBER 30,               DECEMBER 31,
                            2006          2005          2006          2005          2006          2005          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Revenues                    $1,623        $1,440        $1,272        $1,400        $1,523        $1,521        $1,671        $1,543
Benefits, claims and
 expenses                    1,286         1,118         1,198         1,172         1,259         1,210         1,512         1,275
Net income                     259           241            93           180           231           247           148           248
                           -------       -------       -------       -------       -------       -------       -------       -------

                                     PART C

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(a) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
(b)    Not Applicable.
(c)    Principal Underwriting Agreement.(1)
(d)    Form of Flexible Premium Variable Life Insurance Policy.(2)
(e)    Form of Application for Flexible Premium Variable Life Insurance
       Policies.(1)
(f)    Certificate of Incorporation of Hartford and Bylaws of Hartford.(3)
(g)    Contracts of Reinsurance.(4)
(h)    Form of Participation Agreement.(5)
(i)    Not Applicable.
(j)    Not Applicable.
(k) Opinion and consent of Jerry K. Scheinfeldt, Assistant Vice President and Assistant General Counsel.
(l)    Actuarial Opinion.(5)
(m)    Calculations.(5)
(n)    Consent of Deloitte & Touche LLP.
(o)    No financial statement will be omitted.
(p)    Not Applicable.
(q)    Memorandum describing transfer and redemption procedures.
(r)    Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 33-53692, on April 20, 1995.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-127379, on November 10, 2005.

(3) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6, File No. 33-53692, on April 12, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6, File No. 333-50280, on April 9, 2007.

ITEM 27.  OFFICERS AND DIRECTORS.

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Daniel A. Andriola                  Vice President
Robert Arena                        Senior Vice President
Simpa Baiye                         Assistant Actuary
Lynn R. Banziruk                    Assistant Vice President
David G. Bedard                     Senior Vice President
Richard E. Cady                     Assistant Vice President
David A. Carlson                    Director of Taxes, Senior Vice President
Chris Chaia                         Assistant Vice President
Kathleen C. Ciullo                  Vice President
Henry Collie                        Assistant Actuary
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Senior Vice President
Joseph G. Eck                       Vice President
Stephen J. Ellis                    Assistant Vice President
Jason S. Frain                      Actuary, Assistant Vice President
Christopher M. Grinnell             Assistant Vice President
Susan M. Hess                       Assistant Vice President
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Chief Compliance Officer, Vice President
Edward Jaworski                     Assistant Vice President
Thomas D. Jones                     Vice President
Stephen T. Joyce                    Senior Vice President, Director*
Thomas P. Kalmbach                  Vice President and Actuary
John F. Kennedy                     Assistant Vice President
Paula Knake                         Assistant Vice President
Diane Krajewski                     Assistant Vice President
Lori A. LaForge                     Assistant Vice President
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Dawn M. LeBlanc                     Assistant Vice President
Alice Longworth                     Assistant Vice President
Debra L. Ludovissie                 Assistant Vice President
Joseph F. Mahoney                   Vice President
Thomas M. Marra                     President, Chief Executive Officer and Chairman of the Board, Director*
Kenneth A. McCullum                 Senior Vice President and Actuary
Ernest M. McNeill, Jr.              Senior Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Jamie Ohl                           Vice President
John J. Pacheco, Jr.                Assistant Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Sharon Roberts                      Vice President
Stephen Roche                       Vice President
Michael J. Roscoe                   Vice President and Actuary
Richard Rubin                       Assistant Vice President
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Assistant Vice President

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
Andrew J. Waggoner                  Vice President
Jean H. Walker                      Vice President
John C. Walters                     Executive Vice President, Director*
Richard J. Wirth                    Assistant Vice President
Neal S. Wolin                       Executive Vice President and General Counsel
Lizabeth H. Zlatkus                 Executive Vice President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors of Hartford.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement, File No. 333-50280, filed on April 9, 2007.

ITEM 29.  INDEMNIFICATION

     Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

     Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

       1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

       2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

     In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation.

     Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

       (a) HESCO acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account VL I

     Hartford Life Insurance Company - Separate Account VL II

     Hartford Life Insurance Company - ICMG Secular Trust Separate Account

     Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A

     Hartford Life and Annuity Insurance Company - Separate Account VL I

     Hartford Life and Annuity Insurance Company - Separate Account VL II

     Hartford Life and Annuity Insurance Company - ICMG Registered

     Variable Life Separate Account One

       (b) Directors and Officers of HESCO

                                                           POSITIONS AND OFFICES
NAME                                                          WITH UNDERWRITER
------------------------------------------------------------------------------------------------------------
David A. Carlson                Senior Vice President & Deputy Chief Financial Officer
Richard G. Costello             Vice President and Secretary
George R. Jay                   Chief Broker-Dealer Compliance Officer
Joseph F. Mahoney               Vice President
Thomas M. Marra                 President and Chief Executive Officer, Director
John C. Walters                 Executive Vice President

     Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 33.  REPRESENTATION OF REASONABLENESS OF FEES

     Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 9th day of April, 2007.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I
(Registrant)

By:    Thomas M. Marra*                     *By:   /s/ Jerry K. Scheinfeldt
       -----------------------------------         -----------------------------------
       Thomas M. Marra,                            Jerry K. Scheinfeldt
       President, Chief Executive Officer          Attorney-in-Fact
       and Chairman of the Board*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    Thomas M. Marra*
       -----------------------------------
       Thomas M. Marra,
       President, Chief Executive Officer
       and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David A. Carlson, Senior Vice President, Director*
Stephen T. Joyce, Senior Vice President, Director*
Glenn D. Lammey, Chief Financial Officer, Executive Vice
 President, Director*
Thomas M. Marra, President, Chief Executive Officer and Chairman
 of the Board, Director*
Ernest M. McNeill, Jr., Vice President & Chief Accounting
 Officer*
John C. Walters, Executive Vice President, Director*               *By:   /s/ Jerry K. Scheinfeldt
                                                                          -----------------------------------
Lizabeth H. Zlatkus, Executive Vice President,                            Jerry K. Scheinfeldt
 Director*                                                                Attorney-in-Fact
David M. Znamierowski, Executive Vice President & Chief            Date:  April 9, 2007
 Investment Officer, Director*

333-127379

                                 EXHIBIT INDEX

      1.1  Opinion and Consent of Jerry K. Scheinfeldt, Assistant Vice President and Assistant General Counsel.
      1.2  Consent of Deloitte & Touche LLP.
      1.3  Memorandum describing transfer and redemption procedures.
      1.4  Copy of Power of Attorney.